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                                 ---------------


                               AGREEMENT OF LEASE

                                 ---------------


                                 111 CHELSEA LLC

                                                             LANDLORD

                                       AND



                             BARNESANDNOBLE.COM LLC

                                                             TENANT
                                 ---------------




                  PREMISES:         Portions of the Ninth Floor
                                    111 Eighth Avenue
                                    (a/k/a 76 Ninth Avenue)
                                    New York, New York  10011

                  DATED:            as of October 1, 1999



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DEFINITIONS      ............................................................ 1
ARTICLE 1.       DEMISE, PREMISES, TERM, RENT................................ 7
ARTICLE 2.       USE AND OCCUPANCY........................................... 8
ARTICLE 3.       ALTERATIONS.................................................11
ARTICLE 4.       CONDITION OF THE PREMISES; LANDLORD'S WORK..................14
ARTICLE 5.       REPAIRS; FLOOR LOAD.........................................17
ARTICLE 6.       REAL ESTATE TAXES AND LABOR RATE INCREASES..................19
ARTICLE 7.       LEGAL REQUIREMENTS..........................................24
ARTICLE 8.       SUBORDINATION AND NON-DISTURBANCE; ESTOPPEL CERTIFICATES....26
ARTICLE 9.       SERVICES....................................................29
ARTICLE 10.      INSURANCE...................................................40
ARTICLE 11.      DESTRUCTION OF THE PREMISES; PROPERTY LOSS OR DAMAGE........42
ARTICLE 12.      EMINENT DOMAIN..............................................44
ARTICLE 13.      ASSIGNMENT AND SUBLETTING...................................45
ARTICLE 14.      ACCESS TO PREMISES..........................................54
ARTICLE 15.      CERTIFICATE OF OCCUPANCY....................................56
ARTICLE 16.      DEFAULT.....................................................56
ARTICLE 17.      REMEDIES AND DAMAGES........................................59
ARTICLE 18.      FEES AND EXPENSES...........................................61
ARTICLE 19.      NO REPRESENTATIONS BY LANDLORD..............................61
ARTICLE 20.      END OF TERM.................................................62
ARTICLE 21.      QUIET ENJOYMENT.............................................62
ARTICLE 22.      NO WAIVER; NON-LIABILITY....................................63
ARTICLE 23.      WAIVER OF TRIAL BY JURY.....................................64
ARTICLE 24.      INABILITY TO PERFORM........................................64
ARTICLE 25.      BILLS AND NOTICES...........................................65
ARTICLE 26.      RULES AND REGULATIONS.......................................65
ARTICLE 27.      BROKER......................................................66
ARTICLE 28.      INDEMNITY...................................................66
ARTICLE 29.      REDUCED PREMISES............................................67
ARTICLE 30.      RIGHT OF FIRST OFFER........................................68
ARTICLE 31.      LANDLORD'S CONTRIBUTION.....................................71
ARTICLE 32.      SECURITY DEPOSIT............................................73
ARTICLE 33.      BUILDING NAME AND SIGNAGE; FLAGPOLE.........................77
ARTICLE 34.      GUARANTY OF LEASE...........................................78
ARTICLE 35.      MISCELLANEOUS...............................................78


                                      -i-

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                                    EXHIBITS

Exhibit A:        Floor Plan of Space A

Exhibit B:        Floor Plan of Space B

Exhibit C:        Floor Plan of Space C

Exhibit D:        Form of Letter of Credit

Exhibit E:        Rules and Regulations

Exhibit F:        Approved Contractors

Exhibit G:        Certificate of Occupancy

Exhibit H:        Form of Existing Mortgagee Non-Disturbance Agreement

Exhibit I:        Roof Space

Exhibit J:        Article 29 Space

Exhibit K:        Section 2.3 Occupancies

Exhibit L:        Section 30.2 Occupancies

Exhibit M:        Intentionally Deleted

Exhibit N:        Existing Emergency Stairwell

Exhibit O:        Form of Agreement and Guaranty

Exhibit P:        Floor Plan of the Remaining B Space

Exhibit P-1:      Lease Modifications Re:  Remaining B Space

Exhibit Q:        Louver Locations

Exhibit R:        Center Shaft Location

                  AGREEMENT OF LEASE ("Lease"), dated as of October 1, 1999, between 111 CHELSEA LLC, a Delaware limited liability company with an address c/o Taconic Investment Partners LLC, 1500 Broadway, New York, New York 10036 ("Landlord"), and BARNESANDNOBLE.COM LLC, a Delaware limited liability company with an address at 111 Eighth Avenue (a/k/a 76 Ninth Avenue), New York, New York 10011 ("Tenant").

                              W I T N E S S E T H:

                  The parties hereto, for themselves, their legal representatives, successors and assigns, covenant and agree as follows.

                                   DEFINITIONS

Additional Rent:  Tenant's Tax Payment, Tenant's Labor Rate Payment, and any and
                  all other sums, other than Fixed Rent, payable by Tenant to Landlord under this Lease.

Affiliate:        With respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first
                  Person.

Alterations:      Alterations, installations, improvements, additions or other physical changes (other than decorations, movable fixtures and equipment) in or about the Premises or elsewhere in the Building.

Bertelsmann:      Bertelsmann AG, a business entity organized pursuant to the laws of the Federal Republic of Germany.

B&N Inc.:         Barnes & Noble, Inc., a Delaware corporation.

Base Rate:        The annual rate of interest publicly announced from time to time by Citibank, N.A., New York, New York (or any successor thereto) as its "base rate", or such other term as may be used by Citibank, N.A. from time to time for the rate presently referred to as its base rate.

Building:         All the buildings, equipment and other improvements and
                  appurtenances of every kind and description now located or hereafter erected, constructed or placed upon the land and any and all alterations, renewals, replacements, additions and substitutions thereto, presently known by the address of 111
                  Eighth Avenue (a/k/a 76 Ninth Avenue), New York, New York.

Building Systems: The mechanical, electrical, heating, ventilating, air conditioning, elevator, plumbing, sanitary, life-safety and other service systems of the Building, but shall not include the portions of such systems installed in the Premises or elsewhere in the Building by Tenant.

Business Days:    All days, excluding Saturdays, Sundays, and all days observed by either the State of New York, the United States of America or by the labor unions servicing the Building as legal holidays.

Commencement      As to Space A, October 1, 1999. As to Space B and Space C, the
Date:             respective Delivery Dates for Space B and Space C.

Control: As to any Person: (a) the ownership, directly or indirectly, of more than thirty per cent (30%) of (i) the outstanding voting stock of a corporation, or (ii) the beneficial ownership interests, however characterized, of any other entity, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other ownership interests, by statute, or by contract.

Default Rate:     A rate per annum equal to four (4) percentage points above the
                  Base Rate.


Delivery Date:    As to each of Space A, Space B and Space C, the date upon
                  which Landlord delivers possession of such Space, whether or not the portions of Landlord's Work applicable to such Space have been Substantially Completed.

Entity:           Defined in Section 13.10(a).

Environmental
Laws: All Legal Requirements now or hereafter in effect relating to the environment, health, safety or Hazardous Materials.

Expiration Date:  February 28, 2015.

Governmental
Authority:        Any of the United States of America, the State of New York,
                  the City of New York, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over the Real Property or any portion thereof or the vaults, curbs, sidewalks, streets and areas adjacent thereto.

Guarantor:        barnesandnoble.com inc., a Delaware corporation, and any other
                  Person which shall from time to time guaranty to Landlord the payment and performance of all or any portion of the obligations of Tenant under this Lease.

Guaranty:         The Agreement and Guaranty, dated as of the date hereof, made by Guarantor to Landlord, in the form attached to this Lease as Exhibit O, and any amendment, modification, restatement, confirmation or extension thereof, and any other agreement pursuant to which any Guarantor shall from time to time guaranty to Landlord the payment and performance of all or any portion of the obligations of Tenant under this Lease.


Hazardous
Materials:        Any substances, materials or wastes regulated by any
                  Governmental Authority or deemed or defined as a "hazardous substance", "hazardous material", "toxic substance", "toxic pollutant", "contaminant", "pollutant", "solid waste",
                  "hazardous waste" or words of similar import under applicable
                  Legal Requirements, including oil and petroleum products, natural or synthetic gas, polychlorinated biphenyls, asbestos in any form, urea formaldehyde, radon gas, or the emission of non-ionizing radiation, microwave radiation or electromagnetic fields at levels in excess of those (if any) specified by any Governmental Authority or which may cause a health hazard or danger to property, or the emission of any form of ionizing radiation.

Initial
Alterations:      Defined in Section 4.3.

Landlord's
Contribution:     Defined in Section 31.1.

Landlord's Work:  Defined in Section 4.2.

Legal
Requirements:     All present and future laws, rules, orders, ordinances,
                  regulations, statutes requirements, codes, executive orders, rules of common law, and any judicial interpretations thereof, extraordinary as well as ordinary, of all Governmental
                  Authorities, including the Americans with Disabilities Act (42
                  U.S.C.ss.12,101 et seq.), New York City Local Law 58 of 1987, and any law of like import, and all rules, regulations and government orders with respect thereto, and of any applicable fire rating bureau, or other body exercising similar functions, affecting the Real Property or the maintenance, use or occupation thereof, or any street or sidewalk comprising a part of or in front thereof or any vault in or under the Building.

Mortgage:         Any mortgage or trust indenture which may now or hereafter affect the Real Property, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

Mortgagee:        Any mortgagee, trustee or other holder of a Mortgage.

Permitted Use:    The use by Tenant of the Premises as executive, administrative and/or general offices and the lawful uses ancillary thereto described in Article 2, and for no other purpose.

Person: Any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, estate, trust, unincorporated association, business trust, tenancy-in-common or other entity, or any Governmental Authority.

Premises:         Collectively, Space A, Space B and Space C, as and when
                  delivered to Tenant.

Premises Area:    The Rentable Square Foot area of (i) from the Space A Delivery
                  Date until the Space B Delivery Date, Space A, hereby deemed and agreed to be 46,053 Rentable Square Feet; plus (ii) from the Space B Delivery Date until the Space C Delivery Date,
                  Space B, hereby deemed and agreed to be 25,763 Rentable Square
                  Feet (such that during such period the Premises Area of the entire Premises (comprising Space A and Space B) shall be deemed to be 71,816 Rentable Square Feet); plus (iii) from the Space C Delivery Date until the Expiration Date, Space C, hereby deemed and agreed to be 18,324 Rentable Square Feet
                  (such that during such period the Premises Area of the entire
                  Premises (comprising Space A, Space B and Space C) shall be deemed to be 90,140 Rentable Square Feet), as such Premises
                  Area may be increased or decreased from time to time pursuant to this Lease.

Real Property:    The Building, together with the plot of land upon which it stands.

Rentable Square
Feet: The deemed rentable area of the Building or any portion thereof, computed on the basis of the current standard employed by Landlord on the date hereof with respect to the calculation of the deemed Rentable Square Foot area of the Building, and according to such calculation, the Building is deemed to contain 2,300,000 Rentable Square Feet of Space; provided, however, that in no event shall such deemed Rentable Square Footage constitute or imply any representation or warranty by Landlord as to the actual size of any floor or other portion of the Building, including the Premises.

Rules and
Regulations:      The rules and regulations attached to this Lease as Exhibit E, and such additional rules and regulations as Landlord may reasonably adopt from time to time in accordance with the provisions of Article 26.

Roof
Equipment:        As defined in Section 9.7.

Roof Space:       As defined in Section 9.7.

Security Deposit: As defined in Section 32.1.

Space:            Any of Space A, Space B or Space C.

Space  A:         A portion of the ninth (9th) floor of the Building,
                  substantially as shown on the floor plan attached as Exhibit A to this Lease.

Space B: A portion of the ninth (9th) floor of the Building, substantially as shown on the floor plan attached as Exhibit B to this Lease.

Space C: A portion of the ninth (9th) floor of the Building, substantially as shown on the floor plans attached as Exhibit C to this Lease.

Space A Rent
Commencement      March 1, 2000.
Date:

Space B Rent
Commencement      The later of (i) 150 days following the Space B Delivery Date,
Date:             or (ii) June 1, 2000.

Space C Rent
Commencement      The later of (i) 150 days following the Space C Delivery Date,
Date:             or (ii) November 1, 2000.

Substantial
Completion:       As to any construction performed by any party in the Premises, including the Initial Alterations, any other Alterations, or Landlord's Work, that such work has been completed substantially in accordance with (i) the provisions of this Lease applicable thereto, (ii) the plans and specifications for such work, and (iii) all applicable Legal Requirements, except for minor details of construction, decoration and mechanical adjustments, if any, the noncompletion of which does not materially interfere with Tenant's use of the Premises, or which, in accordance with good construction practice, should be completed after the completion of other work to be performed in the Premises.

Superior Lease:   Any ground or underlying lease of the Real Property or any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments and modifications thereof.

Superior Lessor:  A lessor under a Superior Lease.

Tenant's
Alterations:      All Alterations, including the Initial Alterations and the installation of Roof Equipment, in and to the Premises and elsewhere in the Building which may be made by or on behalf of Tenant prior to and during the Term, or any renewal thereof.

Tenant Delay:     Any delay which results from any act, neglect, failure to act
                  (where this Lease or Legal Requirements impose a duty to act) or omission of any Tenant Party, including delays due to Tenant's changes in or additions to, or interference with, any work to be done by Landlord, or delays by Tenant beyond the periods set forth herein in submission of information, approving working drawings or estimates or giving authorizations or approvals.

Tenant  Party:    Any of Tenant, any Affiliate of Tenant, any subtenant or any other occupant of the Premises, or any of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, employees, principals, contractors, licensees, servants, agents or representatives.

Tenant's Other
Lease: That certain Agreement of Lease, dated as of June 30, 1997, between Landlord's predecessor-in-interest, as landlord, and Tenant's predecessor-in-interest, as tenant, as amended by (i) letter agreement of even date therewith, (ii) letter agreement, dated July 1, 1997, (iii) Modification of Lease Agreement dated as of January ___, 1998, (iv) Amendment of Lease dated as of September 1, 1998, and (v) Assignment, Assumption and Consent Agreement and Amendment to Lease, of even date herewith, pursuant to which the tenant's interest in Tenant's Other Lease is being assigned to and assumed by Tenant. Landlord and Tenant mutually acknowledge that, except as may be expressly set forth herein, this Lease and Tenant's Other Lease represent separate and distinct agreements and legal interests.

Tenant's
Property:         Tenant's movable fixtures and movable partitions, telephone and other communications equipment, computer systems, furniture, trade fixtures, furnishings, and other items of personal property which are removable without material damage to the Premises or Building.

Term: The term of this Lease, which shall commence on the Commencement Date and shall expire on the Expiration Date.

Transaction
Expenses:         All actual, reasonable and customary costs and expenses
                  incurred by Tenant in effectuating a subletting or assignment, including brokerage commissions, advertising costs, attorney's fees and disbursements, remodeling and redecorating costs in connection with such subletting or assignment, rental abatements or concessions to the subtenant or assignee, and any fees or cost reimbursements paid to Landlord pursuant to this Lease in connection with Landlord's review or approval of such subletting or assignment.

Unavoidable
Delays:           As defined in Article 24.

                  ARTICLE 1.     DEMISE, PREMISES, TERM, RENT

                  Section 1.1 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Premises, for the Term to commence, as to Space A on October 1, 1999 and as to each of Space B and Space C on the applicable Delivery Date for such Space, and to end on the Expiration Date, at an annual rent ("Fixed Rent") as follows:

                  (a) For the portion of the Term commencing on the Space A Rent Commencement Date and ending on the Expiration Date, Tenant shall pay Fixed Rent for Space A as follows:

                           (i) One Million Three Hundred Eighty One Thousand Five Hundred Ninety and 00/100 Dollars ($1,381,590.00) per annum ($115,132.50 per month) for the period commencing on the Space A Rent Commencement Date and ending one day prior to the fifth (5th) anniversary of the Commencement Date for Space A;

                           (ii) One Million Five Hundred Nineteen Thousand Seven Hundred Forty Nine and 00/100 Dollars ($1,519,749.00) per annum ($126,645.75 per month) for the period commencing on the fifth (5th) anniversary of the Commencement Date for Space A and ending one day prior to the tenth (10th) anniversary of the Commencement Date for Space A; and

                           (iii) One Million Six Hundred Fifty Seven Thousand Nine Hundred Eight and 00/100 Dollars ($1,657,908.00) per annum ($138,159.00 per month) for the period commencing on the tenth (10th) anniversary of the Commencement Date for Space A and ending on the Expiration Date.

                  (b) For the portion of the Term commencing on the Space B Rent Commencement Date and ending on the Expiration Date, Tenant shall pay Fixed Rent for Space B as follows:

                           (i) Seven Hundred Seventy Two Thousand Eight Hundred Ninety and 00/100 Dollars ($772,890.00) per annum ($64,407.50 per month) for the period commencing on the Space B Rent Commencement Date and ending one day prior to the fifth (5th) anniversary of the Commencement Date for Space A;

                           (ii) Eight Hundred Fifty Thousand One Hundred Seventy Nine and 00/100 Dollars ($850,179.00) per annum ($70,848.25 per month)
         for the period commencing on the fifth (5th) anniversary of the Commencement Date for Space A and ending one day prior to the tenth
         (10th) anniversary of the Commencement Date for Space A; and

                           (iii) Nine Hundred Twenty Seven Thousand Four Hundred Sixty Eight and 00/100 Dollars ($927,468.00) per annum ($77,289.00 per month) for the period

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

         commencing on the tenth (10th) anniversary of the Commencement Date for Space A and ending on the Expiration Date.

                  (c) For the portion of the Term commencing on the Space C Rent Commencement Date and ending on the Expiration Date, Tenant shall pay Fixed Rent for Space C as follows:

                           (i) Five Hundred Forty Nine Thousand Seven Hundred Twenty and 00/100 Dollars ($549,720.00) per annum ($45,810.00 per month) for the period commencing on the Space C Rent Commencement Date and ending one day prior to the fifth (5th) anniversary of the Commencement Date for Space A; and

                           (ii) Six Hundred Four Thousand Six Hundred Ninety Two and 00/100 Dollars ($604,692.00) per annum ($50,391.00 per month) for the period commencing on the fifth (5th) anniversary of the Commencement Date for Space A Rent and ending one day prior to the tenth (10th) anniversary of the Commencement Date for Space A; and

                           (iii) Six Hundred Fifty Nine Thousand Six Hundred Sixty Four and 00/100 Dollars ($659,664.00) per annum ($54,972.00 per month) for the period commencing on the tenth (10th) anniversary of the Commencement Date for Space A and ending on the Expiration Date.

Tenant agrees to pay Fixed Rent to Landlord, without notice or demand, in lawful money of the United States, in monthly installments in advance on the first
(1st) day of each calendar month during the Term, at the office of Landlord or such other place as Landlord may designate, without any set-off, offset, abatement or deduction whatsoever, except as expressly set forth herein. Fixed Rent and Additional Rent shall be payable by check drawn upon a bank which is a member of the New York Clearinghouse Association or by wire transfer of immediately available funds.

                  Section 1.2 Notwithstanding anything to the contrary set forth in Section 1.1, Tenant shall have no obligation to pay Tenant's Tax Payment or Tenant's Labor Rate Payment applicable to (a) Space A, on account of the period commencing on the Commencement Date for Space A and ending on the day prior to the Space A Rent Commencement Date; (b) Space B, on account of the period commencing on the Delivery Date for Space B and ending on the day prior to the Space B Rent Commencement Date; and (c) Space C, on account of the period commencing on the Delivery Date for Space C and ending on the day prior to the Space C Rent Commencement Date. Nothing contained herein shall affect Tenant's obligation to make any other payment under this Lease during the aforementioned periods.

                  ARTICLE 2.        USE AND OCCUPANCY

                  Section 2.1 (a) Tenant shall use and occupy the Premises for the Permitted Use and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in any manner not permitted hereunder, or which in Landlord's reasonable judgment would adversely affect (a) the rendition of any service required to be furnished to any tenant or other occupant of the Building, (b) the use or enjoyment of any part of the Building by any other tenant or other occupant, or
(c) the appearance of the Building.

                  (b) Tenant, incidental to its executive, administrative and general office use, shall have the right to use a portion or portions of the Premises (i) for storage of office supplies and (ii) as a pantry or pantries for use solely by Tenant, which may contain reheating but not cooking equipment, including items such as a microwave, coffee maker, sink, ice maker, dishwasher, hot water heater and refrigerator, upon and subject to the satisfaction of the following conditions, at Tenant's sole cost and expense and subject to and in accordance with all applicable Legal Requirements and the provisions of this Lease (including the provisions of Article 3) and with such other reasonable regulations as Landlord may adopt from time to time in accordance with the provisions of Article 26: (x) no cooking or other preparation of food (other than the reheating of food by microwave and the preparation of beverages) shall be done in any such pantry, (y) no food or beverages will be kept or served in the Premises in a manner or under any conditions which result in fumes or odors being emitted from, or detectable outside of, the Premises, and (z) such portion or portions of the Premises shall be at all times maintained by Tenant in a clean and sanitary condition and free of refuse (including use of extermination services whenever reasonably required).

                  Section 2.2 Tenant shall not use or permit the Premises or any part thereof to be used: (a) for the business of printing or other manufacturing of any kind, (b) as a retail branch of a bank or savings and loan association, or as a retail loan company, or as a retail stock broker's or dealer's office,
(c) except as permitted herein, for the storage of merchandise, (d) for the distribution, by mail-order or otherwise, of merchandise, except in connection with Tenant's business of selling books at retail by means of the Internet, (e) as a restaurant or bar or for the sale of food or beverages, (f) as a news or cigar stand, (g) as an employment agency, labor union office, school, physician's or dentist's office, dance or music studio, (h) as a barber shop or beauty salon, (i) for the sale to the public visiting the Premises, at retail or otherwise, of any goods or products, (j) by the United States Government, the City or State of New York, any Governmental Authority, any foreign government, the United Nations or any agency or department of any of the foregoing or any Person having sovereign or diplomatic immunity, (k) for the rendition of medical, dental or other therapeutic or diagnostic services, or (l) for the conduct of an auction.

                  Section 2.3 (a) Landlord anticipates that the Delivery Date for Space B will occur on January 1, 2000 and that the Delivery Date for Space C will occur on June 1, 2000; provided, however, that Landlord shall not be subject to any liability for failure of either such Delivery Date to occur on such dates (or on any other date or dates), and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed to extend the term of this Lease. The foregoing shall constitute an express negation of Section 223-a of the New York Real Property Law or any successor law or ordinance, which shall be inapplicable hereto, and Tenant hereby waives any right to rescind this Lease which Tenant might otherwise have thereunder.

                  (b) Notwithstanding the foregoing provisions of Section 2.3(a), if the Delivery Date for Space B shall not occur on or before September 1, 2000, unless such failure is due to Tenant Delay, then, as Tenant's sole and exclusive remedy for such delay in the Delivery Date for

Space B, Tenant shall have the right to terminate this Lease with respect to both Space B (subject to the final sentence of this Section 2.3(b)) and Space C. Tenant shall exercise such termination right by giving notice to Landlord no later than September 10, 2000, and such termination will be effective on the date which shall be thirty (30) days after the date such notice is given, upon which date this Lease with respect to Space B (subject to the final sentence of this Section 2.3(b)) and Space C shall come to an end and terminate, and thereafter neither party shall have any liability to the other hereunder with respect to Space B (subject to the final sentence of this Section 2.3(b)) and Space C; provided, however, however, that if the Delivery Date for Space B shall occur at any time within thirty (30) days following Landlord's receipt of such notice by Tenant, such termination shall be void and of no force and effect, and, subject to Tenant's rights pursuant to Section 2.3(c), Tenant shall have no further right to terminate this Lease with respect to Space B and Space C pursuant to this Section 2.3(b). Notwithstanding the foregoing, if Tenant shall terminate this lease with respect to Space B and Space C pursuant hereto, such termination shall not apply to that portion of Space B shown on Exhibit P (the "Remaining B Space"), and the Remaining B Space shall be deemed automatically to be added to the Premises as a part of Space A, the floor plan in Exhibit P shall be deemed added to Exhibit A, the provisions of Sections 1.1, 6.1(b), 6.4, and 31.1(a) shall be modified as provided in Exhibit P-1 (and any other appropriate adjustments shall be made to the amounts payable by Tenant on account of other items of Additional Rent to reflect such reduction in the Premises), and the provisions of Sections 2.3(a) and 2.3(d) shall apply as if the date of such termination with respect to Space B (except the Remaining B Space) and Space C were the Delivery Date for the Remaining B Space.

                  (c) Notwithstanding the foregoing provisions of Section 2.3(a), if the Delivery Date for Space C shall not occur on or before February 1, 2001, unless such failure is due to Tenant Delay, then, as Tenant's sole and exclusive remedy for such delay in the Delivery Date for Space C, Tenant shall have the right to terminate this Lease with respect to Space C only, by notice to Landlord given no later than February 10, 2001, such termination to be effective on the date which shall be thirty (30) days after the date such notice is given, upon which date this Lease with respect to Space C only shall come to an end and terminate, and thereafter neither party shall have any liability to the other hereunder with respect to Space C. Notwithstanding anything to the contrary contained herein, if the Delivery Date for Space C shall occur at any time within thirty (30) days following Landlord's receipt of such notice by Tenant, such termination shall be void and of no force and effect, and Tenant shall have no further right to terminate this Lease with respect to Space C only pursuant to this Section 2.3(c).

                  (d) In the event of any holding over by any tenant or occupant of Space B beyond January 1, 2000, or by any tenant or occupant of Space C beyond June 1, 2000, Landlord will (i) promptly take commercially reasonable actions to obtain possession of such Space, including commencing and diligently prosecuting (to completion, if necessary) appropriate legal proceedings against any such holdover tenant or occupant, and (ii) keep Tenant advised of the progress of such proceedings.

                  (e) Landlord represents that to the best of its knowledge, as of the date of this Lease, the tenants and other occupants of each Space, and the respective expiration dates with respect to each such Space, are as set forth on Exhibit K attached to this Lease.

                  Section 2.4 Tenant shall have the right to use the existing emergency stairwell shown on Exhibit N as a means of ingress and egress for Tenant's employees solely between the Premises and the premises demised pursuant to Tenant's Other Lease, provided that Tenant first installs a card-key security system satisfactory to Landlord which permits access to and from such stairwell solely for such purpose. Such installation by Tenant shall be deemed an Alteration for all purposes of this Lease. Landlord makes no representation with respect to the compliance with applicable Legal Requirements of Tenant's use of such stairwell pursuant to this Section 2.4.

                  ARTICLE 3.        ALTERATIONS

                  Section 3.1 Tenant shall not make any Alterations without Landlord's prior written consent in each instance, provided that Tenant's changing of wall coverings, carpeting, paint or other decorative Alterations (collectively, "Decorative Alterations") shall not be deemed to be Alterations requiring such consent. Landlord's consent shall be granted or denied in Landlord's sole discretion; provided, however, that Landlord shall not unreasonably withhold its consent to Alterations proposed to be made by Tenant provided that such Alterations (a) are non-structural and do not affect the Building Systems or services, (b) are performed only by contractors approved in writing by Landlord (subject to and in accordance with the provisions of Section 3.2(b) below), (c) do not affect any part of the Building other than the Premises and (d) do not adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building.

                  Section 3.2 (a) Prior to making any Alterations (excluding Decorative Alterations), Tenant shall (i) submit to Landlord, for Landlord's written approval, detailed plans and specifications therefor in form reasonably satisfactory to Landlord, (ii) if such Alterations require a filing with any Governmental Authority or require the consent of such authority, then such plans and specifications shall (A) be prepared and certified by a registered architect or licensed engineer, and (B) comply with all Legal Requirements to the extent necessary for such governmental filing or consent, (iii) at its expense, obtain all required permits, approvals and certificates, (iv) furnish to Landlord duplicate original policies or certificates of insurance which evidence worker's compensation coverage (covering all persons to be employed by Tenant, and all contractors and subcontractors supplying materials or performing work in connection with such Alterations), comprehensive general liability (including property damage coverage) insurance, comprehensive form automobile liability insurance and Builder's Risk coverage (issued on a completed value basis) all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord and any Superior Lessor and any Mortgagee whose name and address has been furnished to Tenant as additional insureds, and (v) with respect to any Alteration (other than the Initial Alterations) costing more than $100,000.00 to complete, furnish to Landlord such evidence of Tenant's ability to complete and to fully and completely pay for such Alteration as is reasonably satisfactory to Landlord. All Alterations shall be performed by Tenant at Tenant's sole cost and expense (A) in a good and workmanlike manner using materials of first class quality, (B) in compliance with all Legal Requirements, and (C) substantially in accordance with the plans and specifications previously approved by Landlord. Tenant shall at its cost and expense obtain all approvals, consents and permits required for such Alterations from every Governmental Authority having or claiming jurisdiction prior to, during and upon completion of such Alterations. Tenant shall promptly reimburse Landlord, as Additional Rent and upon demand, for any and all reasonable costs and expenses incurred by Landlord in connection with Landlord's review of Tenant's plans and specifications (not to exceed $5,000.00 for any such Alterations for which Tenant's plans and specifications are submitted concurrently (i.e., on a non-"fast track" basis)).

                  (b) Landlord shall not unreasonably withhold, condition or delay its approval of the contractors proposed to be used by Tenant for Tenant's Alterations, provided that in the case of the mechanical, electrical, plumbing and fire safety trades, Tenant shall select its contractors and sub-contractors from Landlord's list of approved contractors. Attached hereto as Exhibit F is a list of contractors currently approved by Landlord for the performance of work in the Building, which list may be modified by Landlord from time to time.

                  (c) Notwithstanding the foregoing provisions of this Article 3, Tenant shall be permitted to make minor, non-structural alterations to the Premises ("Minor Alterations") upon prior notice to Landlord, but without the necessity of procuring Landlord's consent thereto, provided that the estimated cost of each such Minor Alteration does not exceed $200,000.00 in any one instance. The provisions of Sections 3.2(a) and 3.2(b) shall be applicable to Minor Alterations. Prior to commencing any Minor Alteration, Tenant shall furnish Landlord with (i) working drawings or plans for such Minor Alteration in sufficient detail to permit Landlord to determine that such Alteration complies with the requirements hereof, and (ii) the names of the contractors proposed to be used by Tenant for such Minor Alteration.

                  (d) Upon completion of any Alterations, Tenant, at its expense, shall promptly obtain certificates of final approval of such Alterations as may be required by any Governmental Authority, and (except with respect to Decorative Alterations), shall furnish Landlord with copies thereof (together with "as-built" plans and specifications for such Alterations (or, in case of any Minor Alterations, final plans and specifications reflecting the final configuration thereof) prepared on an Autocad Computer Assisted Drafting and Design System (or such other system or medium as Landlord may reasonably accept) using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming convention as Landlord may reasonably accept) and magnetic computer media of such record drawings and specifications, translated into DXF format or another format reasonably acceptable to Landlord).

                  Section 3.3 (a) All Tenant's Alterations shall become the property of Landlord upon the expiration or sooner termination of this Lease. Landlord may condition its approval of kitchen facilities, vaults, raised floors, internal stairways, slab penetrations, private bathrooms or any other Alterations not constituting ordinary office installations on a requirement that Tenant agrees in writing to remove such Alterations at the end of the Term as set forth in this Section 3.3 (any such Alterations which Landlord so requires Tenant to agree to remove, "Non-Standard Alterations"). If Landlord does not specify at the time of its approval that an Alteration constitutes a Non-Standard Alteration, Tenant shall have no obligation to remove such Alteration upon the expiration or sooner termination of this Lease. On the Expiration Date or earlier termination of the Term or any renewal thereof (i) Tenant shall remove Tenant's Property from the Premises, and (ii) unless Landlord notifies Tenant no later than sixty (60) days prior to the Expiration Date that any or all of the Non-Standard Alterations shall not be removed from the Premises, Tenant shall remove the Non-Standard Alterations from the Premises, at Tenant's sole cost and expense. Tenant shall repair and restore in a good and workmanlike manner (reasonable wear and tear excepted) any damage to the Premises and the Building caused by such removal of Tenant's Property and the Non-Standard Alterations. Any of the Non-Standard Alterations or Tenant's Property which Tenant is required to remove and which are not so removed by Tenant at or prior to the Expiration Date or earlier termination of the Term shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or be removed from the Premises by Landlord at Tenant's expense. Notwithstanding the foregoing, Tenant's HVAC System (as defined in Section 9.7) and any electric generator and other related equipment, including mountings, supports, fuel lines, pumps, piping, and meters, if any, which Landlord may permit Tenant to install in the Premises or elsewhere in the Building, shall not be so removed from the Premises by Tenant. The covenants and agreements set forth in this Section 3.3 shall survive the expiration or earlier termination of this Lease.

                  (b) Landlord agrees to respond to any written request for approval of contractors proposed to be engaged to perform Alterations within five (5) Business Days after Tenant's request therefor. Landlord agrees to respond to any written request for approval of plans and specifications for Alterations proposed to be made by Tenant within twelve (12) Business Days (or within fifteen (15) Business Days, in case such request relates to Tenant's Initial Alterations) after receipt by Landlord of such written request, together with substantially complete and detailed architectural, structural, mechanical and engineering plans and specifications as required for such Alteration (collectively, "Tenant's Plans"), and Landlord agrees that Tenant's Plans may be submitted, and will be reviewed by Landlord, on a "fast track" basis (i.e., architectural, mechanical and structural plans may be submitted sequentially). In addition, Landlord agrees to respond to any resubmission of Tenant's Plans within five (5) Business Days after written resubmission, unless substantial revisions are required to Tenant's Plans, in which event in which event Landlord shall respond to Tenant within a reasonable time thereafter. If Landlord shall disapprove all or any portion of Tenant's Plans, Landlord shall inform Tenant of the grounds for such disapproval with reasonable specificity. If Landlord fails to approve or disapprove Tenant's Plans or a contractor proposed by Tenant on or before the end of the applicable review period set forth herein, Tenant shall have the right to provide Landlord with a second written request for approval (a "Second Request"), which shall specifically identify Tenant's Plans or the contractor, as the case may be, to which such request relates, and set forth in bold capital letters the following statement: IF LANDLORD FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN TENANT SHALL BE ENTITLED TO COMMENCE CONSTRUCTION IN ACCORDANCE WITH THE PLANS AND SPECIFICATIONS (OR TO ENGAGE THE CONTRACTOR) PREVIOUSLY SUBMITTED TO LANDLORD AND TO WHICH LANDLORD HAS FAILED TO TIMELY RESPOND. In the event that Landlord fails to respond to a Second Request within five (5) Business Days after receipt by Landlord, then the Tenant's Plans or revisions thereto, or Tenant's engagement of a contractor, as the case may be, for which the Second Request is submitted, shall be deemed to be approved by Landlord, and Tenant shall be entitled to engage the contractor for which approval was requested, or commence construction of the Alteration or portion thereof to which Tenant's Plans relate, provided that in the case of performing Alterations, Tenant's Plans have been appropriately filed in accordance with applicable Legal Requirements, all permits and approvals required to be issued by any Governmental Authority shall have been duly issued, and Tenant shall otherwise have complied with all provisions of this Lease applicable to Alterations.

                  Section 3.4 If, because of any alleged act or omission of Tenant or any Tenant Party, any mechanic's lien, U.C.C. financing statement or other lien, charge or order for the payment of money shall be filed against Landlord, or against all or any portion of the Premises, the Building or the Real Property, Tenant shall, at its own cost and expense, cause the same to be discharged of record, by bonding or otherwise, within thirty (30) days after receipt of notice thereof, and Tenant shall indemnify, defend and save Landlord harmless against and from all costs, expenses, liabilities, suits, penalties, claims and demands (including reasonable attorneys' fees and disbursements) resulting therefrom (subject to reimbursement by Landlord in the event that it shall be finally adjudicated that the acts or omissions of Landlord or another tenant in the building shall have given rise to such lien, charge or order).

                  Section 3.5 Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises, whether in connection with any Alteration or otherwise, if in Landlord's sole judgment such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others, or the use and enjoyment of other tenants or occupants of the Building.

                  ARTICLE 4.   CONDITION OF THE PREMISES; LANDLORD'S WORK

                  Section 4.1 Tenant has examined the Premises and agrees to accept possession of each Space in its "as is" condition on the applicable Delivery Date subject to the performance of Landlord's Work, and Tenant further agrees that, except for the performance of such Landlord's Work and the making of Landlord's Contribution as expressly set forth in this Article 4, Landlord shall have no obligation to perform any work, supply any materials, incur any expenses or make any installations in order to prepare the Premises for Tenant's occupancy. The taking of possession of each Space by Tenant shall be conclusive evidence as against Tenant that at the time such possession was so taken, such Space was in the condition required hereunder, provided, however, that if Tenant shall subsequently become aware of any latent defects in Landlord's Work or latent defects existing in the Premises (or the Building Systems serving the Premises) at the time such possession was so taken, which latent defects are the responsibility of Landlord to repair pursuant to Article 5 (but excluding any latent defects in Tenant's Alterations or arising from the negligence or misconduct of Tenant or any Tenant Party), Tenant shall give Landlord notice of any such latent defects promptly upon Tenant's becoming aware thereof, and Landlord shall repair the same in accordance with the provisions of Article 5, but the existence of any such latent defects shall not be deemed to modify the Delivery Date hereunder.

                  Section 4.2 (a) With due diligence and reasonable promptness following (y) the Commencement Date, as to Space A, and (z) the Delivery Date for each of Space B and Space C, Landlord shall perform the following work in the applicable Space, at Landlord's sole cost and in accordance with all Legal Requirements ("Landlord's Work"): (i) demolish any existing improvements, including piping and electrical conduit, which (x) are not then being used by tenants or other occupants of any space in the Building (including use by Landlord for any purpose relating to operation of the Building or any Building Systems), and (y) Landlord reasonably anticipates will not subsequently be used by tenants or other occupants of any space in the Building (unless Tenant notifies Landlord that any such improvements will subsequently be used by Tenant in connection with the Permitted Use), and abate any asbestos containing materials ("ACM") within such Space in accordance with all Legal Requirements, and provide Tenant with a New York City Department of Environmental Protection Form ACP-5 in connection therewith; (ii) provide Class E System tie-in points for Tenant's use in accordance with Legal Requirements; (iii) remove all remaining 9" x 9" floor tiles in such Space; (iv) remove the two (2) fresh air intake ducts and attached louver located in Space B; and (v) remove the existing air handling unit located in Space C. Landlord shall provide Tenant reasonable access to the Premises during the process of Landlord's demolition work pursuant hereto, and shall use reasonable efforts to accommodate Tenant's suggestions relating to adjustments in the demolition process to accommodate conditions disclosed by such process; provided, however, that Landlord shall have no obligation to employ contractors or labor at "overtime" or other premium pay rates or to incur any other "overtime" costs or any other additional expenses whatsoever, unless Tenant shall pay to Landlord all of Landlord's incremental increased costs to do so. In such event Tenant shall pay, as Additional Rent upon presentation of appropriate invoices, all such additional costs incurred by Landlord in connection therewith. Notwithstanding anything to the contrary set forth in Section 1.1, in the event that Landlord shall not have Substantially Completed, as to (X) Space A, the items of Landlord's Work identified in Sections 4.2(a)(i), (ii) and (iii) on or prior to November 17, 1999, (Y) Space B, the items of Landlord's Work identified in Sections 4.2(a)(i), (ii), (iii) and (iv) on or prior to the date which shall be twenty-one (21) days following the Delivery Date for Space B, and
(Z) Space C, the items of Landlord's Work identified in Sections 4.2(a)(i),
(ii), (iii) and (v) on or prior to the date which shall be twenty-one (21) days following the Delivery Date for Space C, then in each such case, as Tenant's sole and exclusive remedy for such failure to timely Substantially Complete such Landlord's Work, the Rent Commencement Date with respect to such Space shall be extended by one (1) day for each day of delay beyond November 17, 1999 or such twenty-first (21st) day, as applicable, in the Substantial Completion of Landlord's Work in such Space until the date upon which Landlord shall Substantially Complete such Landlord's Work to such Space.

                  (b) Notwithstanding Landlord's compliance with its obligations to abate ACM pursuant to Section 4.2(a)(i), in the event the performance of Tenant's Initial Alterations, in accordance with Tenant's plans for the Initial Alterations as approved by Landlord, causes the Premises to become out of compliance with any Legal Requirements applicable to ACM, Tenant shall within seven (7) days of the occurrence of such state of facts provide to Landlord a copy of a written report prepared at Tenant's expense by a New York City Department of Environmental Protection-certified asbestos investigator setting forth in reasonable detail (i) such state of facts, and (ii) the abatement work (solely within the Premises) such investigator reasonably deems necessary in order to abate such condition in accordance with all Legal Requirements. Subject to Unavoidable Delays and Landlord's right to contest such Legal Requirements, Landlord shall reasonably promptly thereafter cause the abatement work specified in such report to be commenced and thereafter prosecuted to completion with reasonable diligence by a contractor selected by Landlord in its sole discretion; and throughout the performance of such abatement work by Landlord, Fixed Rent, Tenant's Tax Payment and Tenant's Labor Rate Payment shall abate as to the affected portion of the Premises to the extent, and for the period of time that Tenant shall be displaced from such portion of the Premises as a result of such work by Landlord (or, if Fixed Rent, Tenant's Tax Payment and Tenant's Labor Rate Payment are then currently abated pursuant to Section 1.2, such abatement shall be extended day-for-day by such period of time). Landlord shall give Tenant reasonable advance notice of the commencement of such work (and phases thereof) and Tenant shall, at Tenant's sole cost and without any liability to Landlord whatsoever (except for the rent abatement hereinabove set forth), delay the commencement or continuance of Tenant's Initial Alterations, relocate its operations and personnel within the Premises and otherwise cooperate with Landlord as necessary in order to facilitate such work by Landlord. Landlord shall use reasonable efforts to minimize interference with Tenant's access to and use and occupancy of the Premises in performing such work; provided, however, that Landlord shall have no obligation to employ contractors or labor at "overtime" or other premium pay rates or to incur any other "overtime" costs or additional expenses whatsoever. Any such work shall be at the expense of Landlord, provided, however, that Tenant shall bear such expense with respect to any and all such abatement work performed due to Tenant bringing any ACM into the Building in connection with the performance of Tenant's Alterations or Tenant's Property (and Tenant shall directly pay Landlord's contractor with respect to all such work within ten (10) Business Days after receipt from Landlord of an invoice therefor).

                  Section 4.3 Landlord acknowledges that Tenant intends to perform certain Alterations in order to prepare the Premises for its occupancy (collectively, the "Initial Alterations"), which alterations shall, subject to all the terms, covenants and conditions of this Lease applicable to Alterations, include (i) the installation of a sprinkler system or other fire suppression system reasonably satisfactory to Landlord, (ii) the installation of exterior louvers as reasonably required by Tenant through the Building's existing window openings at the locations on the Fifteenth Street and Sixteenth Street sides of the Building shown on the floor plan attached as Exhibit Q to this Lease, (iii) connection to the existing Building toilet exhaust riser for one (1) supplemental private bathroom, (iv) the installation of noise suppression materials and/or equipment with respect to any of Tenant's Property reasonably designated by Landlord, including Tenant's HVAC System (as defined in Section 9.7), if any, reasonably satisfactory to Landlord, and (v) the renovation of the two (2) existing bathrooms on the ninth avenue side lobby of the ninth floor of the Building in order to meet the requirements of the Americans With Disabilities Act of 1990, as amended (the "ADA") in Space A, which bathrooms shall throughout the Term remain accessible to the common areas of the ninth floor of the Building and which renovations shall be completed by Tenant as a part of the Initial Alterations, all in compliance with applicable Legal Requirements. Notwithstanding anything set forth in this Article 4, Landlord agrees to make Landlord's Contribution toward the cost of the Initial Alterations, subject to and in accordance with Article 31.

                  Section 4.4 Upon the request of Tenant, Landlord, at Tenant's cost and expense (limited to an amount equal to all out of pocket expenses incurred by Landlord to third parties), shall join in any applications for any permits, approvals or certificates from any Governmental Authority required to be obtained by Tenant, and shall sign such applications reasonably promptly after request by Tenant (provided that (i) the provisions of the applicable Legal Requirement shall require that Landlord join in such application, and (ii) such application is acceptable to Landlord) and shall otherwise cooperate with Tenant in connection therewith, provided that Landlord shall not be obligated to incur any cost or expense, including attorneys' fees and disbursements, or suffer or incur any liability, in connection therewith.

                  Section 4.5 Notwithstanding anything set forth in Article 2 or this Article 4, Landlord and Tenant acknowledge that following the Delivery Date for each Space, the performance of Landlord's Work in such Space will in accordance with good construction practice (and except as expressly set forth below) necessitate that Tenant not commence the Initial Alterations in such Space until Landlord's Work in such Space is Substantially Complete. Notwithstanding the foregoing, Landlord may, but shall not be obligated to, afford Tenant access to Space A, Space B and Space C following the Delivery Date for such Space but prior to the completion of Landlord's Work therein (any such access subsequent to the Delivery Date but prior to the completion of Landlord's Work in such Space being herein referred to as "Early Access") in order for Tenant to commence performance of the Initial Alterations in such Space (but Landlord shall use reasonable efforts to afford Tenant Early Access to Space C). Landlord's grant of permission to Tenant for Early Access shall be at Landlord's sole discretion, and shall be revocable by Landlord at will, immediately upon notice from Landlord to Tenant that any of following conditions have not been satisfied or no longer continue to be satisfied: (A) Tenant shall not commence any portion of the Initial Alterations which is dependent upon the completion of a related item of Landlord's Work until, in accordance with sound construction practice, such item of Landlord's Work has been substantially completed, (B) Tenant's access to or activities in such Space during the period of Early Access shall not increase the cost to Landlord of Landlord's Work, unless Tenant agrees in writing to pay Landlord for any such increase in the cost of Landlord's Work, and shall not delay the progress of Landlord's Work, and (C) Tenant shall have complied with all applicable provisions of this Lease with respect to the commencement of the Initial Alterations, including the provisions of Articles 3 and 10.

                  ARTICLE 5.        REPAIRS; FLOOR LOAD

                  Section 5.1 (a) Landlord shall maintain in condition customary for buildings similar to the Building in Manhattan, and shall repair and replace, to the extent necessary to achieve such condition, the Building Systems and the public portions of the Building, both exterior and interior, and the structural elements thereof, including the roof, foundation and curtain wall. Tenant, at Tenant's expense, shall take good care of the Premises and the fixtures, systems, equipment and appurtenances therein, and make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, except for reasonable wear and tear, obsolescence and damage for which Tenant is not responsible pursuant to the provisions of Articles 11 and 12. Tenant shall throughout the Term, at Tenant's sole cost and expense, cause the Premises to be exterminated on a periodic basis such that the Premises and adjoining portions of the Building do not become infested with vermin, employing such exterminators and such exterminating company or companies as shall be reasonably acceptable to Landlord. Landlord shall throughout the Term maintain Landlord's standard vermin extermination program in the Building's public areas. Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, caused by or resulting from negligence or misconduct of, or Alterations made by, Tenant or any Tenant Party shall be repaired at Tenant's expense, (a) by Tenant to the satisfaction of Landlord (if the required repairs are non-structural and do not affect any Building System), or (b) by Landlord (if the required repairs are structural or affect any Building System). Tenant also shall repair all damage to the Building and the Premises caused by the making of any Alterations by Tenant or by the moving of Tenant's Property. All of such repairs shall be of quality or class equal to the original work or construction. If Tenant fails after twenty (20) days' notice to proceed with due diligence to make repairs required to be made by Tenant, Landlord may make such repairs at the expense of Tenant, and Tenant shall pay the costs and expenses thereof incurred by Landlord, with interest at the Default Rate, as Additional Rent within fifteen (15) days after rendition of a bill or statement therefor.

                  (b) Landlord represents to Tenant that, to the best of Landlord's knowledge, all Building Systems for which Landlord is responsible under this Lease, including elevators, heating systems, sprinkler systems, fire detection and life safety systems and other Building Systems, will remain fully functional and perform their normal operations on and after January 1, 2000, without interruption or malfunction as a result of the passage from the year 1999 to the year 2000. Landlord shall make all repairs, alterations or replacements to any Building Systems required in order to eliminate any such interruptions or malfunctions resulting from the passage from the year 1999 to the year 2000.

                  Section 5.2 Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not move any safe, heavy equipment, business machines, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent. If such safe, equipment, freight, bulky matter or fixtures requires special handling, Tenant shall employ only persons holding a Master Rigger's license to do such work.

                  Section 5.3 There shall be no allowance to Tenant for a diminution of rental value, no constructive eviction of Tenant and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances or equipment thereof. Landlord shall use reasonable efforts to minimize interference with Tenant's access to and use and occupancy of the Premises in making any repairs, alterations, additions or improvements; provided, however, that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

                  Section 5.4 Notwithstanding anything to the contrary contained in any other provision of this Lease, in the event that (a) Tenant is unable to use the Premises for the ordinary conduct of Tenant's business, due to Landlord's breach of an obligation under this Lease to provide services, perform repairs, or comply with Legal Requirements, in each case other than as a result of Unavoidable Delays, and such condition continues for a period in excess of seven (7) consecutive days (or, if Tenant's inability to use the Premises results, in whole or in part, from Unavoidable Delays and such condition continues for a period in excess of fifteen (15) consecutive days) after Tenant gives a notice to Landlord (the "Abatement Notice") stating that Tenant's inability to use the Premises is solely due to such condition, (b) Tenant does not actually use or occupy the Premises during such period, and (c) such condition has not resulted from the negligence or misconduct of Tenant or any Tenant Party, then Fixed Rent, Tenant's Tax Payment and Tenant's Labor Rate Payment shall be abated as to the Premises or affected portion on a per diem basis for the period commencing on the eighth (8th) day (or sixteenth (16th) day, if such condition results, in whole or in part, from Unavoidable Delays, as the case may be) after Tenant gives the Abatement Notice, and ending on the earlier of (i) the date Tenant reoccupies the Premises for the ordinary conduct of its business, or (ii) the date on which such condition is substantially remedied and Landlord has notified Tenant thereof.

                  Section 5.5 Tenant shall not require, permit, suffer or allow the cleaning of any window in the Premises from the outside in violation of
Section 202 of the New York Labor Law or any successor statute thereto, or of any other Legal Requirement.

                  ARTICLE 6.    REAL ESTATE TAXES AND LABOR RATE INCREASES

                  Section 6.1 The following terms shall have the meanings set forth below:

                  (a) "Taxes" shall include the aggregate amount of (i) all real estate taxes, assessments (special or otherwise), sewer and water rents, rates and charges and any other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property, and (ii) any expenses (including attorneys' fees and disbursements and experts' and other witness' fees) incurred in contesting any of the foregoing or the Assessed Valuation (as defined in Section 6.1(d)) of all or any part of the Real Property. If at any time after the date hereof the methods of taxation prevailing at the date hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the taxes, assessments, rents, rates, charges, levies or impositions now assessed, levied or imposed upon all or any part of the Real Property, there shall be assessed, levied or imposed (A) a tax, assessment, levy, imposition or charge based on the rents received therefrom whether or not wholly or partially as a capital levy or otherwise, (B) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed upon Landlord, (C) a license fee measured by the rents or (D) any other tax, assessment, levy, imposition, charges or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes; provided, however, that any such taxes, fees or charges which are in "addition to" taxes otherwise payable under this Section 6.1(a) shall (1) only be deemed Taxes if such taxes shall be imposed upon owners of commercial office buildings in Manhattan generally, and treated by such owners as constituting real estate taxes for the purpose of calculating similar lease tax escalation provisions, and (2) be calculated on the basis that the Real Property is the only asset of Landlord. Taxes shall not include franchise, gift, inheritance, estate, sales, income or profit taxes imposed upon Landlord, any Superior Lessor or any Mortgagee by any Governmental Authority, or any penalties imposed for late payment of Taxes.

                  (b) "Tenant's Share" means Two and 2/1000ths percent (2.002%); provided, however, that, from and after the Space B Delivery Date, "Tenant's Share" shall be and be deemed modified to mean Three and 122/1000ths percent (3.122%); provided, further, that, from and after the Space C Delivery Date, "Tenant's Share" shall be and be deemed modified to mean Three and 92/100ths percent (3.92%).

                  (c) "Base Taxes" means the Taxes payable for the Tax Year commencing on July 1, 1999 and ending June 30, 2000.

                  (d) "Assessed Valuation" means the amount for which the Real Property is assessed pursuant to applicable provisions of the New York City Charter and of the Administrative Code of the City of New York for the purpose of imposition of Taxes.

                  (e) "Tax Year" means the period July 1 through June 30 (or such other period as may be duly adopted by the City of New York as its fiscal year for real estate tax purposes).

                  (f) "Comparison Year" means, with respect to Taxes, any Tax Year commencing subsequent to the 1999/2000 Tax Year.

                  (g) "Landlord's Statement" means an instrument or instruments containing a comparison of either (i) the Base Taxes and the Taxes payable for any Comparison Year, or (ii) the Base Labor Rates and the Labor Rates applicable to any Comparison Year.

                  (h) "Tenant's Tax Payment" means Tenant's Share of the excess of the Taxes payable for any Comparison Year over the Base Taxes.

                  Section 6.2 (a) If the Taxes payable for any Comparison Year (any part or all of which falls within the Term) shall exceed the Base Taxes, Tenant shall pay Tenant's Tax Payment to Landlord. Tenant shall pay Tenant's Tax Payment in two semiannual installments in advance on the first day of June (with respect to the period July 1 through December 31 following such payment date) and December (with respect to the period January 1 through June 30 following such payment date), each installment equal to one-half of Tenant's Tax Payment for such Comparison Year, except that if Landlord has not received tax bills for the following Tax Year in time to bill the June 1 installment of Tenant's Tax Payment, Landlord may estimate the payment due on June 1, based on Landlord's estimate of Taxes for the following Tax Year. If, upon issuance of the tax bills for any Tax Year, the estimated amount resulted in (i) an underpayment by Tenant, Tenant shall pay to Landlord the amount of the underpayment within ten
(10) Business Days after notice from Landlord, or (ii) an overpayment by Tenant, Landlord shall apply a credit in the amount of the overpayment against future installments of Fixed Rent under this Lease, and if any such credit remains outstanding as of the Expiration Date, Landlord will pay the amount thereof to Tenant within a reasonable time thereafter. Each of the parties' respective obligations hereunder in the case of overpayment or underpayment shall survive the expiration or earlier termination of this Lease.

                  (b) If at any time during the Term, Taxes are required to be paid (either to the appropriate taxing authorities or as a tax escrow to the holder of a Superior Lease or Mortgage) on any other date or dates than as presently required, then Tenant's Tax Payments shall be correspondingly accelerated or revised so that such payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities, Lessor or Mortgagee, as appropriate. The benefit of any discount for any early payment or prepayment of Taxes relating to all or any part of the Real Property shall accrue solely to the benefit of Landlord and Taxes shall be computed without subtracting such discount. Upon request by Tenant, Landlord will furnish

Tenant with copies of all available tax bills for the current Tax Year or the immediately preceding Tax Year with respect to the Real Property.

                  (c) Only Landlord shall be eligible to institute Tax reduction or other proceedings to reduce the Assessed Valuation of the Real Property, and the filing of any such proceeding by Tenant without Landlord's prior written consent shall constitute a default hereunder. At no time shall any recomputation be made hereunder of Base Taxes for any Comparison Year, nor shall any adjustment be made of Additional Rent theretofore paid or payable on account of Tenant's Tax Payment hereunder, by reason of any reduction or increase in the Taxes payable for the 1999/2000 Tax Year by final determination of legal proceedings, settlement or otherwise, and Tenant shall not receive or be entitled to claim any credit or refund in connection therewith. The provisions of this Section 6.2 shall survive the expiration or earlier termination of this Lease. Nothing herein contained shall obligate Landlord to file any application or institute any proceeding seeking a reduction in Taxes or Assessed Valuation. To the best of Landlord's knowledge as of the date of this Lease, the Real Property is not (and will not be) the subject of any tax abatement, tax exemption or tax incentive program, or otherwise specially assessed or classified for purposes of the imposition of Taxes, which would affect the amount of Base Taxes, and Landlord has not applied for any such abatement, exemption or incentive program.

                  (d) Tenant's Tax Payment shall be made as provided in this
Section 6.2 regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax exempt status or for any other reason whatsoever, it being understood that the foregoing shall not be construed to affect the calculation of Taxes pursuant to Section 6.1(a).

                  (e) Tenant shall pay to Landlord, as Additional Rent upon demand, any occupancy tax or rent tax now in effect or hereafter enacted, if payable by Landlord in the first instance or hereafter required to be paid by Landlord.

                  (f) If the Expiration Date shall occur on a date other than June 30, any Additional Rent payable by Tenant to Landlord under this Section
6.2 for the Comparison Year in which the Expiration Date shall occur shall be apportioned in that percentage which the number of days in the period from June 30 to the Expiration Date, inclusive, shall bear to the total number of days in such Comparison Year. In the event of a termination of this Lease, any Additional Rent under this Section 6.2 shall be paid or adjusted within thirty
(30) days after submission of Landlord's Statement. In no event shall Fixed Rent ever be reduced by operation of this Section 6.2 and the rights and obligations of Landlord and Tenant under the provisions of this Section 6.2 with respect to any Additional Rent shall survive the expiration or earlier termination of this Lease.

                  Section 6.3 The following terms shall have the meanings set forth below:

                  (a) "R.A.B." shall mean the Realty Advisory Board on Labor Relations, Incorporated, or its successor.

                  (b) "Local 32B-32J" shall mean Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or its successor.

                  (c) "Class A Office Buildings" shall mean office buildings so categorized under any agreement between R.A.B. and Local 32B-32J, regardless of the designation given to such office buildings in any such agreement.

                  (d) "Labor Rates" shall mean a sum equal to the regular hourly wage rate required to be paid to Others (as defined below) employed in Class A Office Buildings pursuant to an agreement between R.A.B. and Local 32B-32J; provided, however, that:

                           (i) if any such agreement shall require Others in Class A Office Buildings to be regularly employed on days or during hours when overtime or other premium pay rates are in effect pursuant to such agreement, then the term "regular hourly wage rate", as used in this Section 6.3 shall mean the average hourly wage rate for the hours in a calendar week during which Others are required to be regularly employed;

                           (ii) if no such agreement is in effect as of October 1st of any Comparison Year with respect to Others, then the term "regular hourly wage rate", as used in this Section 6.3 shall mean the regular hourly wage rate actually paid to Others employed in the Building by Landlord or by an independent contractor engaged by Landlord, provided, however, that upon the effectiveness of such agreement, such regular hourly wage rate shall be adjusted to that provided in such agreement, effective retroactively to the effective date of such agreement; and

                           (iii) the term "regular hourly wage rate" shall exclude all benefits of any kind, including those payable directly to taxing authorities or others on account of the employment and all welfare, pension and fringe employee benefits and payments of any kind paid or given pursuant to such agreement.

                  (e) "Others" shall mean that classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to "others" in the current agreement between R.A.B. and Local 32B-32J.

                  (f) "Base Labor Rates" shall mean an amount equal to the sum of (i) one-half (1/2) of the Labor Rates in effect for calendar year 1999, plus
(ii) one-half (1/2) of the Labor Rates in effect for calendar year 2000.

                  (g) "Tenant's Labor Rate Payment" is defined in Section
6.4(a).

                  (h) "Comparison Year" means, with respect to Labor Rates, any calendar year commencing subsequent to December 31, 1999.

                  Section 6.4 (a) If the Labor Rates in effect for any Comparison Year (any part or all of which falls within the Term) shall be greater than the Base Labor Rates, then Tenant shall pay, as Additional Rent for such Comparison Year and continuing thereafter until a new

Landlord's Statement is rendered to Tenant, an amount ("Tenant's Labor Rate Payment") equal to (i) the number of cents (inclusive of any fractions of a cent) by which the Labor Rates in effect for such Comparison Year exceed the Base Labor Rates, multiplied by (ii) (X) 46,053 (from and after the Space A Delivery Date), plus (Y) 25,763 (from and after the Space B Delivery Date), plus
(Z) 18,324 (from and after the Space C Delivery Date).

                  (b) At any time prior to, during or after any Comparison Year Landlord shall render to Tenant a Landlord's Statement showing (i) a comparison of the Labor Rates for the Comparison Year with the Base Labor Rates, and (ii) the amount of Tenant's Labor Rate Payment resulting from such comparison. Landlord's failure to render a Landlord's Statement during or with respect to any Comparison Year shall not prejudice Landlord's right to render a Landlord's Statement during or with respect to any subsequent Comparison Year and shall not eliminate or reduce Tenant's obligation to pay Tenant's Labor Rate Payment pursuant to this Article 6 for such Comparison Year, provided that Landlord shall not be entitled to issue a Landlord's Statement or corrected Landlord's Statement later than two (2) years after the end of the Comparison Year to which such Landlord's Statement relates. Upon written request to do so, Landlord shall promptly give Tenant a copy of any written notice actually received by Landlord of changes in the Labor Rates which will result in an increase in Tenant's Labor Rate Payment for the Comparison Year in which such request is made.

                  (c) Tenant's Labor Rate Payment shall be payable by Tenant on the first day of the month following the furnishing to Tenant of a Landlord's Statement, in equal monthly installments, each such installment to be equal to 1/12th of Tenant's Labor Rate Payment for such Comparison Year multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of such Comparison Year, continuing monthly thereafter until rendition of the next succeeding Landlord's Statement.

                  (d) The provisions of this Section 6.4 shall be effective irrespective of whether or not (i) the Building is classified as a Class A office building from time to time, or (ii) any Building employees are members of Local 32B-32J. Tenant acknowledges and agrees that the computation of Labor Rates hereunder is intended to serve solely as a formula for an agreed rental adjustment, rather than an actual operating expense calculation, and is not intended to reflect the actual cost to Landlord of wages at the Building or any increases or decreases in such cost.

                  Section 6.5 (a) If the Expiration Date shall occur on a date other than December 31, any Additional Rent under this Article 6 for the Comparison Year in which the Expiration Date shall occur shall be apportioned in that percentage which the number of days in the period from January 1 to the Expiration Date, inclusive, shall bear to the total number of days in such Comparison Year. In the event of a termination of this Lease, any Additional Rent under this Article 6 shall be paid or adjusted within thirty (30) days after submission of a Landlord's Statement. In no event shall Fixed Rent ever be reduced by operation of this Section 6.5 and the rights and obligations of Landlord and Tenant under the provisions of this Article 6 with respect to any Additional Rent shall survive the expiration or earlier termination of this Lease.

                  (b) The computations of Additional Rent under this Article 6 relating to Labor Rates are intended to constitute a formula for an agreed rental adjustment and may or may not constitute an actual reimbursement to Landlord for costs and expenses paid by Landlord with respect to the Building.

                  Section 6.6 Landlord's failure to render a Landlord's Statement with respect to any Comparison Year shall not prejudice Landlord's right to thereafter render a Landlord's Statement with respect thereto or with respect to any subsequent Comparison Year, nor shall the rendering of a Landlord's Statement prejudice Landlord's right to thereafter render a corrected Landlord's Statement for that Comparison Year, provided that Landlord shall not be entitled to issue a Landlord's Statement or corrected Landlord's Statement later than two (2) years after the end of the Comparison Year to which such Landlord's Statement relates. Subject to the foregoing, nothing herein contained shall restrict Landlord from issuing a Landlord's Statement at any time there is an increase in Taxes or Labor Rates during any Comparison Year or any time thereafter.

                  Section 6.7 If any capital improvement is made to the Real Property during any calendar year during the Term to effectuate compliance with any Legal Requirements enacted after the date of this Lease (including the cost of compliance with Legal Requirements enacted prior to the date of this Lease if such compliance is required pursuant to any amendment, modification or reinterpretation thereof which is imposed or enacted after the date of this Lease), then Tenant shall pay to Landlord, within ten (10) Business Days after demand therefor, Tenant's Proportionate Share of the reasonable annual amortization (based upon the reasonable useful life of the item, but in no event less than ten (10) years), with interest at the Base Rate, of the cost of such improvement in each calendar year during the Term during which such amortization occurs.

                  ARTICLE 7.    LEGAL REQUIREMENTS

                  Section 7.1 Tenant, at its sole expense, shall comply with all Legal Requirements applicable to the Premises or the use and occupancy thereof by Tenant, and make all repairs or Alterations required thereby, whether structural or nonstructural, ordinary or extraordinary, unless otherwise expressly provided herein; provided, however, that Tenant shall not be obligated to comply with any Legal Requirement requiring any structural Alteration to the Premises unless the application of such Legal Requirement arises from (i) Tenant's manner of use or occupancy of the Premises (as distinguished from the use or occupancy of the Premises for office purposes generally), (ii) any cause or condition created by or on behalf of any Tenant Party (including any Alterations), (iii) the breach of any of Tenant's obligations under this Lease,
(iv) any Hazardous Material having been brought into the Building by any Tenant Party or (v) the enforcement, by any Governmental Authority or as a consequence of private action, of Title I of the Americans With Disabilities Act. 42 U.S.C. ss. 12101 (et seq.) or New York City Local Law 58 of 1987 with respect to any condition at the Premises. Tenant shall not do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with Landlord's insurance policies, and shall not do or permit anything to be done in or upon the Premises, or use the Premises in a manner, or bring or keep anything therein, which shall increase the rates for casualty or liability insurance applicable to the Building. If, as a result of any act or omission by Tenant or by reason of Tenant's failure to comply with the provisions of this Article 7, the insurance rates for the Building shall be increased, then Tenant shall desist from doing or permitting to be done any such act or thing and shall reimburse Landlord, as Additional Rent hereunder, for that part of all insurance premiums thereafter paid by Landlord which shall have been charged because of such act, omission or failure by Tenant, and shall make such reimbursement within ten (10) Business Days after demand by Landlord.

                  Section 7.2 Tenant, at its expense, shall comply with all Environmental Laws and with any directive of any Governmental Authority which shall impose any violation, order or duty upon Landlord or Tenant under any Environmental Laws with respect to the Premises or the use or occupation thereof. Tenant's obligations hereunder with respect to Hazardous Materials shall extend only to those matters arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Premises or in the Building which is actually caused or permitted to be brought into the Premises by Tenant subsequent to the delivery of the Premises to Tenant hereunder, and (b) any Environmental Claim (defined below) relating in any way to Tenant's operation or manner of use of the Premises or the Building.

                  Section 7.3 Tenant shall provide Landlord with copies of all communications and related materials regarding the Premises which Tenant shall receive from or send to (a) any Governmental Authority relating in any way to any Environmental Laws, or (b) any Person with respect to any claim based upon any Environmental Laws or relating in any way to Hazardous Materials (any such claim, an "Environmental Claim"). Landlord or its agents may perform an environmental inspection of the Premises for any commercially reasonable purpose at any time during the Term, upon prior notice to Tenant except in an emergency. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises for any commercially reasonable purpose and shall promptly restore any damage to the Premises which may be caused by any such inspection, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever, unless Tenant shall first pay to Landlord Landlord's reasonable estimate of all incremental cost increases to do so. In such event Tenant shall pay, as Additional Rent upon presentation of appropriate invoices, all additional costs incurred by Landlord in connection therewith.

                  Section 7.4 Tenant, at its expense, after notice to Landlord, may contest by appropriate proceedings prosecuted diligently and in good faith, the validity or applicability to the Premises or Tenant of any Legal Requirement, provided that: (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime, or any other fine or charge, nor shall the Premises or any part thereof or the Real Property or any part thereof be subject to being condemned or vacated, nor shall the Real Property or any part thereof be subjected to any lien or encumbrance, by reason of non-compliance or otherwise by reason of such contest; (b) no unsafe or hazardous condition shall remain unremedied; (c) such non-compliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any such Superior Lease or Superior Mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; (d) if Landlord so requires, Tenant shall furnish to Landlord the bond of a surety company, in form and substance reasonably satisfactory to Landlord, in an amount equal to one hundred ten percent (110%) of the cost (as reasonably estimated by Landlord) of compliance with such contested Environmental Law or other Legal Requirement, or such other security reasonably satisfactory in all respect to Landlord; (e) such non-compliance or contest shall not prevent Landlord from obtaining any and all permits and licenses in connection with the operation of the Building; and (f) Tenant shall keep Landlord advised as to the status of such proceedings, including any settlement thereof. Tenant agrees to indemnify, defend and save Landlord harmless from and against any loss, liability, damage or expense arising out of any such deferral of compliance or contest, including reasonable attorneys' fees and disbursements.

                  Section 7.5. (a) Landlord, at its expense (except as otherwise provided herein), shall comply with all Legal Requirements, including those requiring the performance of alterations, additions, improvements, replacements or repairs (whether the same are structural or non-structural, ordinary or extraordinary, foreseen or unforeseen) in, to or upon the Building (excluding the Premises, to the extent Tenant is obligated to comply with such Legal Requirements pursuant to Section 7.1), only to the extent that the failure to effect such compliance would subject Tenant to material liability or materially adversely affect (A) Tenant's use or occupancy of the Premises for the Permitted Use, (B) Tenant's access to the Premises, (C) the provision of Building services which Landlord is required by this Lease to provide to Tenant, or (D) Tenant's ability to perform Alterations which would otherwise be permitted hereunder.

                  (b) Notwithstanding the provisions of Section 7.5(a), Landlord may defer compliance with any Legal Requirements which it is obligated to comply with hereunder, so long as Landlord shall be contesting the validity or applicability thereof in good faith by appropriate proceedings, provided that
(i) Tenant shall not be subject to criminal penalty or to prosecution for a crime, or any other fine or charge (unless Landlord pays such other fine or charge), (ii) neither the Premises (or any part thereof) nor any part of the Building or Real Property which affects the Premises or Tenant's use and occupancy thereof, shall be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest, (iii) such non-compliance or contest shall not prevent Tenant from lawfully occupying the Premises for the Permitted Use or performing any Alterations in the Premises, or obtaining any and all permits and licenses required to be obtained by it in connection therewith, and (iv) Landlord, after request by Tenant, shall use reasonable efforts to keep Tenant advised as to the status of such proceedings.

                  ARTICLE 8. SUBORDINATION AND NON-DISTURBANCE; ESTOPPEL CERTIFICATES

                  Section 8.1 This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all Mortgages and Superior Leases. This Section 8.1 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver any instrument that Landlord or any Superior Lessor or Mortgagee may reasonably request to evidence such subordination.

                  Section 8.2 In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right
(a) until it has given written notice of such act or omission to each Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant in writing, and (b) unless such act or omission shall be one which is not capable of being remedied by Landlord or such Mortgagee or Superior Lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Mortgagee or Superior Lessor shall have become entitled under such Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Mortgagee or Superior Lessor shall with due diligence give Tenant written notice of its intention to remedy such act or omission, and such Mortgagee or Superior Lessor shall commence and thereafter continue with reasonable diligence to remedy such act or omission. If more than one Mortgagee or Superior Lessor shall become entitled to any additional cure period under this Section 8.2, such cure periods shall run concurrently, not consecutively.

                  Section 8.3 If a Mortgagee or Superior Lessor shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights ("Successor Landlord") and upon Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize Successor Landlord as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as, or as if it were, a direct lease between Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease and shall be applicable after such attornment except that Successor Landlord shall not:

                           (a) be liable for any previous act or omission of Landlord under this Lease (provided, however, that nothing contained herein shall be deemed to relieve Mortgagee or Successor Landlord of any liability arising by reason of Mortgagee's or Successor Landlord's acts or omissions from and after the date that Mortgagee or Successor Landlord shall become landlord under this Lease, and Mortgagee or Successor Landlord, as landlord under this Lease, shall be obligated to properly maintain, operate and repair the Premises in accordance with the provisions of this Lease, notwithstanding the fact that any condition requiring such maintenance or repair may have arisen prior to the date of any such foreclosure, or assignment in lieu of foreclosure, of this Mortgage);

                           (b) be subject to any offset which shall have theretofore accrued to Tenant against Landlord; or

                           (c) be bound by any previous modification of this Lease, not expressly provided for in this Lease, or by any previous prepayment of more than one month's fixed rent, unless such modification or prepayment shall have been expressly approved in writing by such Mortgagee or Superior Lessor.

                  SECTION 8.4 Notwithstanding the foregoing provisions of this
Article 8, as a condition to Tenant's agreement hereunder to subordinate Tenant's interest in this Lease to any Mortgages or Superior Leases, Landlord shall obtain from each Mortgagee or Superior Lessor an agreement, in recordable form (and (i) with respect to the existing Mortgage, in the form attached to this Lease as Exhibit H, and (ii) with respect to any Mortgages or Superior Leases entered into after the date hereof, in the form attached to this Lease as Exhibit H with such modifications thereto as shall be reasonably requested by the Mortgagee under such Mortgage, provided that such modifications shall not substantially (A) decrease Tenant's rights or increase Tenant's obligations under such Non-Disturbance Agreement or (B) decrease the Mortgagee's obligations or increase Mortgagee's rights under such Non-Disturbance Agreement), pursuant to which such Mortgagee or Superior Lessor shall agree that if and so long as no Event of Default hereunder shall have occurred and be continuing, the leasehold estate granted to Tenant and the rights of Tenant pursuant to this Lease to quiet and peaceful possession of the Premises shall not be terminated, modified, affected or disturbed by any action which such Mortgagee or Lessor may take to foreclose any such Mortgage or Superior Lease, and that any Successor Landlord shall recognize this Lease as being in full force and effect as if it were a direct lease between such Successor Landlord and Tenant upon all of the terms, covenants, conditions and options granted to Tenant under this Lease, except as otherwise provided in Section 8.3 (any such agreement, a "Non-Disturbance Agreement"). Upon written request from Landlord, Tenant shall promptly execute and deliver any such Non-Disturbance Agreement. Landlord represents to Tenant that as of the date of this Lease (i) 111 8th Funding Company, Inc. ("Lender") is the sole Mortgagee of the Building and the Real Property; and (ii) there are no Superior Leases affecting the Building or the Real Property. If Landlord fails to deliver to Tenant a Non-Disturbance Agreement executed by Lender within thirty (30) days following the execution and delivery of this Lease, then Tenant shall have the right to terminate this Lease by notice to Landlord, such termination to be effective on the date which shall be thirty (30) days after the date such notice is given, upon which date this Lease shall come to an end and terminate, and neither party shall have any liability to the other hereunder, and Landlord shall return to Tenant the Security Deposit (as defined in Section 32.1) and any prepaid rent deposited by Tenant hereunder. Notwithstanding anything to the contrary contained herein, if Landlord shall deliver such Non Disturbance Agreement executed by Lender, to Tenant at any time within ten (10) days following Landlord's receipt of such notice by Tenant, such termination shall be void and of no force and effect, and Tenant shall have no further right to terminate this Lease pursuant to this Section 8.4. Tenant shall have the right to record any Non-Disturbance Agreement in the Register's Office, provided that Tenant shall pay all costs, taxes and expenses necessary for the recordation of such Non-Disturbance Agreement.

                  Section 8.5 Each party agrees, at any time and from time to time, as requested by the other party, upon not less than ten (10) Business Days' prior notice, to execute and deliver to the other a written statement executed and acknowledged by such party (a) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (b) setting forth the then annual Fixed Rent, (c) setting forth the date to which the Fixed Rent and Additional Rent have been paid, (d) stating whether or not, to the best knowledge of the signatory, the other party is in default under this Lease, and if so, setting forth the specific nature of all such defaults, (e) stating the amount of the Security Deposit, (f) stating whether there are any subleases affecting the Premises, (g) stating the address of the signatory to which all


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

notices and communication under the Lease shall be sent, the Commencement Date and the Expiration Date, and (h) as to any other matters reasonably requested by the party requesting such certificate. The parties acknowledge that any statement delivered pursuant to this Section 8.5 may be relied upon by others with whom the party requesting such certificate may be dealing, including any purchaser or owner of the Real Property or the Building, or of Landlord's interest in the Real Property or the Building or any Superior Lease, or by any Mortgagee or Superior Lessor, or by any prospective or actual sublessee of the Premises or assignee of this Lease, or permitted transferee of or successor to Tenant.

                  ARTICLE 9.        SERVICES

                  Section 9.1 Landlord shall provide, at Landlord's expense, except as otherwise set forth herein, the following services:

                  Section 9.2       Electricity

                  (a) Landlord, at Landlord's expense, subject to the provisions of this Article 9, shall make available to Tenant 1400 amperes (from a 1600 ampere switch), 460 volts, 3-phase, 4-wire AC electric capacity dedicated to Tenant for use in the Premises (the "Basic Capacity"). Landlord, at Tenant's expense, shall, as an Alteration, bring all such Basic Capacity from the bus duct in Landlord's electrical closet "C" on the ninth floor of the Building to the Premises and distribute it therein. In the event that Tenant shall require electric capacity in excess of the Basic Capacity, then upon request, and subject to the availability of additional electrical capacity in the Building, as determined by Landlord in its sole judgment, Landlord shall make additional electric power available to Tenant, at a location in the basement of the Building to be designated by Landlord, and Tenant shall be solely responsible, at Tenant's sole cost and expense for the installation of all risers and other electrical facilities and equipment required in order to deliver such additional electric power to the Premises and distribute it therein (and shall use Landlord's designated electrical contractor to perform the tap into the Building's electrical system in the basement of the Building), and Tenant shall pay to Landlord a one-time charge equal to Landlord's then-applicable rate per ampere (which is currently equal to $300.00 per ampere) for additional power, multiplied by each ampere in excess of the Basic Capacity so provided by Landlord. Tenant covenants that Tenant's use and consumption of electric current shall not at any time exceed the electric capacity required to be supplied to the bus duct on the ninth floor by Landlord from time to time pursuant to this
Section 9.2, nor exceed the capacity of any of the electrical facilities and installations in or otherwise serving or being used in the Premises. Tenant shall pay Landlord, as Additional Rent, at any time and from time to time, but no more frequently than monthly, for its consumption of electrical energy at the Premises, as provided herein. Notwithstanding the foregoing, in the event Tenant shall terminate this Lease with respect to Space B or Space C in accordance with
Section 2.3, the Basic Capacity shall be reduced by an amount proportionate to the ratio of the area of such Space to the aggregate area of Spaces A, B and C.

                  (b) The calculations and determinations of the charges for electric energy consumed by Tenant shall be based on the readings of one or more submeters to be installed reasonably promptly by Landlord at Tenant's sole expense, applied to Landlord's Electricity Cost, as defined in Section 9.2(c). Tenant shall pay for electricity consumed as determined thereunder as measured and calculated from time to time by such submeter or submeters, plus Landlord's charge for overhead and supervision, which charge shall not exceed seven percent (7%) of such payment by Tenant. In addition, Tenant shall pay to Landlord, as Additional Rent (i) the fees and expenses of Landlord's electrical contractor for services rendered by such contractor in the maintenance and repair of such submeter(s), and (ii) the amount of any taxes imposed by any Governmental Authority on Landlord's receipts from the sale of electricity to Tenant.

                  (c) "Landlord's Electricity Cost" means the cost per kilowatt hour and cost per kilowatt demand, adjusted by time of day factors, fuel adjustment charges and other applicable rate adjustments, to Landlord for the purchase of electricity from the public utility or other electricity provider furnishing electricity service to the Building from time to time (the "Electricity Provider"), including sales and other taxes imposed by any Governmental Authority on Landlord's purchase of electricity. If at any time during the Term the cost elements comprising Landlord's Electricity Cost shall be increased by the Electricity Provider, or Landlord's Electricity Cost shall be increased for any other reason, then effective as of the date of such increase, Tenant's payment for submetered electricity under this Section 9.2 shall be proportionately increased. Landlord reserves the right to contract with different Electricity Providers from time to time in its sole judgment, and without reference to whether any Electricity Provider selected by Landlord provides lower rates than any other electricity supplier. Currently, Landlord's Electricity Cost is based upon Consolidated Edison Company's Service Classification rate schedule S.C. #4 Rate II as in effect on the Commencement Date.

                  (d) During the period beginning on the Commencement Date and ending on the date upon which the submeters to be installed by Landlord in the Premises become operational, Tenant shall pay to Landlord a fixed fee for electric energy supplied to the Premises of (i) during the period prior to the date upon which Tenant first occupies all or any portion of the Premises for the conduct of its business, an amount per annum equal to One and 00/100 Dollar ($1.00) multiplied by the number of Rentable Square Feet in the delivered portion of the Premises, in equal monthly installments on the first (1st) day of each month during such period, and (ii) from and after the date upon which Tenant first occupies all or any portion of the Premises for the conduct of its business, an amount per annum equal to Four and 00/100 Dollars ($4.00) multiplied by the number of Rentable Square Feet in the delivered portion of the Premises, in equal monthly installments on the first (1st) day of each month during such period, through the date upon which such submeters become operational.

                  (e) Tenant covenants that Tenant's use and consumption of electric current shall not at any time exceed the capacity of any of the electrical facilities and installations in or otherwise serving or being used in any Space and Tenant shall, upon the submission by Landlord to Tenant of written notice, promptly cease the use of any of Tenant's electrical equipment which Landlord reasonably believes will cause Tenant to exceed such capacity. Any additional feeders, risers, electrical facilities and other such installations required for electric service to the Premises will be supplied by Landlord, at Tenant's expense, upon Landlord's prior consent in each instance, which consent shall not be unreasonably withheld or delayed, provided that, in Landlord's reasonable judgment, such additional electrical facilities and installations, feeders or risers are necessary and are permissible under Legal Requirements (including the New York

State Energy Conservation Construction Code) and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with, or disturb, other tenants or occupants of the Building. In addition, Landlord shall have no obligation to consent to such additional feeders, risers, electrical facilities and installations if in Landlord's reasonable judgment, the same would give Tenant a disproportionate amount of the electrical current supplied to the Building at the expense of, or in derogation of the needs of other tenants or occupants of the Building. Notwithstanding anything to the contrary set forth in the immediately preceding sentence, Landlord will cooperate with Tenant if Tenant seeks to obtain additional electric service to the Building from the Electricity Provider, provided that Landlord shall not be required to incur any expenses (unless Landlord shall be reimbursed therefor by Tenant within ten (10) days after demand) or incur any liability in connection with such action by Tenant.

                  (f) Except as otherwise expressly provided herein, Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur as a result of the unavailability of or interruption in the supply of electric current to the Premises or a change in the quantity or character or nature of such current and such change, interruption or unavailability shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent (except that Tenant's liability to pay Landlord for electricity under this Section 9.2 shall cease as of the date of such disturbance), or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  (g) Landlord reserves the right to discontinue furnishing electricity to Tenant in the Premises on not less than sixty (60) days' notice to Tenant. If Landlord exercises such right to discontinue, or is compelled to discontinue furnishing electricity to Tenant, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant, and Tenant shall have no further obligation to pay Landlord for electricity supplied to the Premises. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain electricity directly from the Electricity Provider. Such electricity may be furnished to Tenant by means of the then existing electrical facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other equipment which may be required by Tenant to obtain electricity directly from the Electricity Provider shall be installed by Landlord, at the sole cost and expense of (i) Landlord, if Landlord voluntarily discontinues such service, or (ii) Tenant, if (A) Landlord is compelled to discontinue such service by the Electricity Provider or pursuant to applicable Legal Requirements, or (B) such discontinuance arises out of the acts or omissions of Tenant. Landlord will not voluntarily discontinue furnishing electricity to Tenant until Tenant is able to receive electricity directly from the Electricity Provider unless the Electricity Provider is not prepared to furnish electricity to the Premises on the date required as a result of Tenant's delay or negligence in arranging for service or Tenant's refusal to take any other action reasonably requested by the Electricity Provider.

                  (h) If submetering of electricity in the Building is hereafter prohibited by any Legal Requirement, or by any order or ruling of the Public Service Commission of the State of New York, then Tenant shall apply, within ten
(10) days of Tenant's receiving notice thereof, to the Electricity Provider in order to obtain direct electric service, and Tenant shall bear all costs and expenses necessary to comply with all rules and regulations of the Electricity Provider pertinent thereto, and from and after the date upon which Tenant procures direct electric service, Landlord shall be relieved of any further obligation to furnish electricity to Tenant pursuant to this Section 9.2. Such electricity may be furnished to Tenant by means of the then existing electrical facilities serving the Premises, including Building feeders and risers, to the extent that the same are suitable and safe for such purposes.

                  (i) Landlord acknowledges that Tenant has advised Landlord that: (i) Tenant and the New York City Industrial Development Agency, a New York public benefit corporation (the "IDA"), intend to enter into an agreement, detailing a package of financial incentives that are to be made available to Tenant or an Affiliate of Tenant (the "Incentive Program") by the New York City Economic Development Corp. ("EDC"), (ii) pursuant to the Incentive Program, Tenant shall be entitled to certain exemptions, abatements and/or savings in the cost of electricity used by Tenant at the Premises (including certain savings pursuant to Con Ed's Business Incentive Rate Program) (collectively, "Electricity Savings"), and (iii) Electricity Savings may be made available to Tenant pursuant to reductions in the total cost incurred by Landlord to provide electricity to the Building (whether the Electricity Provider is Con Ed or any other entity). In connection with the foregoing, Landlord hereby agrees that if and to the extent the total cost incurred by Landlord to provide electricity to the Building during a particular billing period is reduced as a result of Electricity Savings pursuant to the Incentive Program, then such Electricity Savings shall be for the account of and the sole property of Tenant, directly payable solely to and/or earned by Tenant. If and so long as Tenant is paying Landlord for electricity pursuant to Sections 9.2(a), 9.2(b) and/or 9.2(d), then the amount of any Electricity Savings which are expressly indicated (including the specific amount of such reduction) on Landlord's statement from the Electricity Provider, shall be offset against and deducted from Additional Rent otherwise due from Tenant to Landlord for the next following billing period. If Tenant shall not be paying Landlord for electricity (including if electricity is obtained by Tenant pursuant to Sections 9.2(g) or 9.2(h)), then such Electricity Savings shall be for the account of and the sole property of Tenant, directly payable solely to and/or earned by Tenant. Landlord agrees (at no cost to Landlord) to cooperate with Tenant (by, for example, executing any necessary documents, forms, applications and surveys) to facilitate Tenant's obtaining the Electricity Savings pursuant to the Incentive Program.

                  Section 9.3       Heat, Ventilation And Air-Conditioning

                  (a) Landlord shall provide heat to the Premises on Business Days from 8:00 A.M. to 6:00 P.M., when required in Landlord's judgment for the comfortable use and occupancy of the Premises, through use of the Building standard perimeter radiator heating system serving the Premises (the "Building Heating System").

                  (b) Anything in this Section 9.3 to the contrary notwithstanding, Landlord shall not be responsible if the normal operation of the Building Heating System shall fail to provide heat to all interior portions of the Premises at reasonable temperatures. Tenant at all times shall cooperate fully with Landlord and shall abide by the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the Building Heating System.

                  (c) Landlord shall not be required to furnish heat during periods other than the hours and days set forth in this Section 9.3 for the furnishing and distributing of such services ("Overtime Periods"), unless Landlord has received advance notice from Tenant requesting such service not less than twenty-four (24) hours prior to the time when such service shall be required; provided, however, that Landlord shall use reasonable efforts to furnish heat during Overtime Periods on less than twenty-four (24) hours notice if requested to do so by Tenant. Accordingly, if Landlord shall furnish heat to the Premises at the request of Tenant during Overtime Periods, Tenant shall pay Landlord, as Additional Rent within ten (10) days after demand, for such services at the standard rate then fixed by Landlord for the Building, which rate as of the date of this Lease is $75.00 per hour, subject to increase during the Term to reflect increases in Landlord's costs.

                  (d) Landlord shall have no obligation to provide air-conditioning or ventilation services to the Premises. Landlord acknowledges that Tenant desires to install Tenant's HVAC System (as defined in Section 9.7), as part of the Initial Alterations to be installed, subject to the provisions of
Article 3, at a location on the roof of the Building as provided in Section 9.7.

                  Section 9.4 Elevators. (a) Landlord shall provide passenger elevator service to the Premises on Business Days from 8:00 A.M. to 6:00 P.M. and freight elevator facilities on a non-exclusive basis, on Business Days from 8:00 A.M. to 4:45 P.M. ("Freight Business Hours"), without charge, and shall have one passenger elevator available at all other times. Such elevator service shall be subject to such rules and regulations as Landlord may reasonably promulgate from time to time with respect thereto. Landlord shall have the right to change the operation or manner of operation of any of the elevators in the Building and/or to discontinue, temporarily or permanently, the use of any one or more cars in any of the passenger, freight or truck elevator banks; provided that in no event (other than for repairs or maintenance or due to Unavoidable Delays) shall the Premises be serviced during Business Hours by fewer than three
(3) passenger elevator cars and one (1) freight elevator car. Landlord shall afford Tenant access to the Premises 24 hours per day, 7 days per week. In addition, if Tenant shall terminate this Lease with respect to Space B and Space C pursuant to Section 2.3(c), then all Tenant Parties and their respective invitees shall thereafter exclusively use the passenger elevators located on the Ninth Avenue side of the Building, and shall not use the passenger elevators located on the Eighth Avenue side of the Building.

                  (b) During the performance of Tenant's Initial Alterations and during Tenant's move-in, Tenant shall have the right to use the freight elevator without charge during Freight Business Hours for the delivery of construction materials and for moving into (but not out of) the Premises provided that such usage (i) shall be on a non-exclusive "first come first served" basis, and (ii) shall be subject to Landlord's reasonable determination as to the availability of such freight elevators. Landlord will make the freight elevator available to Tenant during other than

Freight Business Hours, reasonably promptly (subject to availability) after request by Tenant, and Tenant shall pay as Additional Rent the charge therefor established by Landlord from time to time, payable within ten (10) Business Days of rendition of a bill therefor. As of the date hereof, Landlord's current charge for freight elevator service during other than Freight Business Hours is $115.00 per hour, which charge is subject to increase to reflect increases in Landlord's costs of providing such service (including the charges for a hoisting engineer).

                  Section 9.5 Cleaning and Rubbish Removal. Tenant shall, at Tenant's sole cost, provide cleaning services at the Premises pursuant to reasonable rules and regulations established by Landlord from time to time, and use a cleaning contractor approved by Landlord in the exercise of its reasonable judgment. Tenant shall, at Tenant's sole cost, provide refuse and rubbish removal service at the Premises at times, and pursuant to regulations, reasonably established by Landlord from time to time.

                  Section 9.6 Water. Landlord shall furnish cold water in such quantities as Landlord deems sufficient for ordinary drinking, lavatory and cleaning purposes to the Premises. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory, cleaning and drinking purposes (including any water required for use in any pantry), Landlord may install a water meter and thereby measure Tenant's consumption of water for all purposes. Tenant shall (a) pay to Landlord the cost of any such meters and their installation, (b) at Tenant's sole cost and expense, keep any such meters and any such installation equipment in good working order and repair, and (c) pay to Landlord, as Additional Rent, as and when billed therefor for water consumed, Landlord's cost for water plus seven percent (7%) which Landlord's cost may include (without duplication of any Tenant's Tax Payment) sewer rents, charges or any other taxes, rents, levies or charges which now or hereafter are assessed, imposed or shall become a lien upon the Premises or the Real Property pursuant to law, order or regulation made or issued in connection with any such metered use, consumption, maintenance or supply of water, water system, or sewage or sewage connection or system (and in default in making such payment Landlord may pay such charges and collect the same from Tenant). Landlord agrees that Tenant shall have the right to connect Tenant's sprinkler system to the standpipe provided therefor, and there shall be no charge for use of water from such standpipe.

                  Section 9.7       Roof Equipment

                  (a) Landlord hereby grants to Tenant, for Tenant's own use commencing on the Commencement Date and not for resale purposes, a license of an area of the roof above the 17th floor of the Building, as shown on Exhibit I to this Lease, containing approximately 700 square feet (the "Roof Space") for the installation by Tenant of (i) a floor packaged direct expansion water cooled air conditioning system, including a two cell, cross flow induced draft cooling tower with a capacity not in excess of 454 tons of condenser water and with pumps and auxiliary equipment ("Tenant's HVAC System") and (ii) Tenant's telecommunications equipment, antenna and satellite dish (collectively, together with related cabling, pumps, mountings and supports, the "Roof Equipment"), at a location or locations within the Roof Space reasonably designated by Landlord and reasonably acceptable to Tenant. In connection therewith, and subject to the rights of other existing tenants in the Building, Landlord shall make available to Tenant reasonable access to the roof for the construction, installation, upgrade, maintenance, repair, operation and use of the Roof Equipment. Tenant shall be responsible for all reinforcement and bracing, if any, reasonably required by Landlord to enable the roof of the Building to support the Roof Equipment. If any of the Roof Equipment generates noise likely, in Landlord's reasonable judgment, to disturb other tenants or occupants of the Building, then Tenant shall install sound attenuated acoustic enclosures reasonably satisfactory to Landlord designed to eliminate such noise or reduce such noise to acceptable levels. If Tenant requires riser space for conduit connecting the Premises to the Roof Equipment, Landlord shall make available to Tenant, for Tenant's use solely in connection with the Roof Equipment, in the "Center Shaft" as shown on the floor plan attached as Exhibit R, riser space sufficient for the installation, at Tenant's expense, of telecommunications lines, cabling and supply and condenser water return lines reasonably required for the operation of the Roof Equipment, as more particularly set forth in Section 9.8. All work in connection with the installation of such riser, including core drilling, if required, shall be performed by Tenant at Tenant's sole cost and expense, including the reasonable cost of a fire watch and related supervisory costs relating to any core drilling, which shall be performed in such a manner and at such times as Landlord shall reasonably prescribe. Landlord shall make available to Tenant reasonable access within the core for purposes of such installation work. References herein to the Roof Equipment shall be deemed to include such riser and any conduits therein.

                  (b) The installation of the Roof Equipment shall constitute an Alteration and shall be performed by Tenant at Tenant's sole cost and expense (including any costs and expenses in connection with reinforcing the roof of the Building, if required) in accordance with and subject to the provisions of
Article 3. Tenant shall pay a license fee to Landlord for the Roof Space, as Additional Rent in advance on the first day of each month during the Term, as follows: (i) during the period from the Commencement Date through the day before the fifth (5th) anniversary of the Commencement Date, the product of the square foot area of the Roof Space, multiplied by Eighteen and 00/100 Dollars ($18.00),
(ii) during the period from the fifth (5th) anniversary of the Commencement Date through the day before the tenth (10th) anniversary of the Commencement Date, the product of the square foot area of the Roof Space, multiplied by Twenty-One and 00/100 Dollars ($21.00), and (iii) during the period from the tenth (10th) anniversary of the Commencement Date through the Expiration Date, the product of the square foot area of the Roof Space, multiplied by Twenty-Four and 00/100 Dollars ($24.00). All of the provisions of this Lease shall apply to the installation, use and maintenance of the Roof Equipment, including all provisions relating to compliance with Legal Requirements (including all FCC rules and regulations), insurance, indemnity, repairs and maintenance. The license granted to Tenant in this Section 9.7 shall not be assignable by Tenant separately from this Lease.

                  (c) Landlord retains the right to use the portion of the roof on which the Roof Equipment is located for any purpose whatsoever. Tenant shall have reasonable access to the Roof Equipment at all times, and Landlord shall not interfere with Tenant's use of the Roof Equipment so as to cause Tenant's operation thereof to be materially interrupted or impaired. Tenant shall use the Roof Equipment so as not to cause any material interference with Landlord's use of the roof, including the use by Landlord or other tenants or occupants of the Building of other equipment thereon (including data transmission or other similar or dissimilar equipment), or damage to or interference with the operation of the Building or the Building Systems. If any of Tenant's Roof Equipment materially interferes with any equipment installed by Landlord or any tenant leasing space in the Building as of the date of this Lease, or interferes with the operation of the Building or the Building Systems, then Tenant, at its sole cost and expense, shall take all steps necessary to eliminate such interference, and if Tenant shall fail to eliminate such interference, Tenant shall relocate the Roof Equipment to another area on the roof reasonably designated by Landlord. Notwithstanding the foregoing, if Landlord shall require Tenant to relocate Tenant's cooling tower pursuant hereto, Landlord shall bear all costs and expenses in connection with such relocation, and Landlord shall provide condenser water to Tenant on an interim basis until Tenant's cooling tower is relocated and operational. In the event Tenant fails, within ten (10) days after notice, to relocate or remove the Roof Equipment, Landlord may do so, and Tenant shall promptly reimburse Landlord for any costs and expenses incurred by Landlord in connection therewith. If such interference or disturbance still occurs despite such relocation, or if Landlord shall determine, in its reasonable judgment, that the Roof Equipment (i) may cause a health hazard or danger to property, or (ii) is not in accordance with governmental or quasi-governmental standards for non-ionizing radiation for occupational and/or general public levels, then Tenant, at its sole cost and expense, shall promptly remove the Roof Equipment from the roof of the Building.

                  (d) Landlord may at its option, at any time during the Term after reasonable prior notice to Tenant (except in the event of an emergency) relocate the Roof Equipment to another area on the roof designated by Landlord, provided that such relocation of the Roof Equipment does not cause the operation thereof to be interrupted or impaired, other than temporarily, and except as set forth in Section 9.7(c), such relocation is performed at Landlord's sole cost and expense. Landlord shall use reasonable efforts to minimize the duration of such interruption, and agrees to employ contractors or labor at overtime or other premium pay rates and to incur other reasonable overtime costs and additional expenses, provided that Tenant shall first pay to Landlord Landlord's reasonable estimate of all incremental cost increases to do so. In such event Tenant shall pay, as Additional Rent upon presentation of appropriate invoices, all additional costs incurred by Landlord in connection therewith.

                  (e) Landlord shall not have any obligations with respect to the Roof Equipment or compliance with any Legal Requirements (including the obtaining of any required permits or licenses, or the maintenance thereof) relating thereto, nor shall Landlord be responsible for any damage that may be caused to Tenant or the Roof Equipment by any other tenant or occupant of the Building. Landlord makes no representation that the Roof Equipment (if same includes communications equipment) will be able to receive or transmit communication signals without interference or disturbance (whether or not by reason of the installation or use of similar equipment by others on the roof) and Tenant agrees that Landlord shall not be liable to Tenant therefor. Notwithstanding the foregoing, upon request by Tenant, Landlord, at Tenant's cost and expense, shall join in any applications for any permits, approvals or certificates from any Governmental Authority required to be obtained by Tenant, and shall sign such applications reasonably promptly after request by Tenant, and shall otherwise cooperate with Tenant in connection therewith, provided that Landlord shall not be obligated to incur any cost or expense (other than incidental administrative expenses), including attorneys' fees and disbursements, or suffer or incur any liability, in connection therewith.

                  (f) Tenant shall (i) be solely responsible for any damage caused as a result of its use of the Roof Equipment, (ii) promptly pay any tax, license, permit or other fees or charges imposed pursuant to any Legal Requirements relating to the installation, maintenance or use of the Roof Equipment, (iii) promptly comply with all precautions and safeguards required by Landlord's insurance company and all Governmental Authorities, and (iv) promptly and diligently perform all necessary repairs or replacements to, or maintenance of, the Roof Equipment, provided, however, that if Tenant's failure after five
(5) days' notice from Landlord to so repair, replace or maintain the Roof Equipment materially jeopardizes in any way Landlord's or any other tenant's property located on the roof or within the Building, Landlord may, at Landlord's option, elect to perform such repairs, replacements or maintenance at Tenant's sole cost and expense. Landlord shall give Tenant reasonable prior notice of its election to perform such repairs, except in an emergency.

                  (g) The privileges granted Tenant under this Section 9.7 merely constitute a license and shall not, now or at any time after the installation of the Roof Equipment, be deemed to grant Tenant a leasehold or other real property interest in the Building or any portion thereof, including the Building's roof. The license granted to Tenant in this Section 9.7 shall continue until and automatically terminate and expire upon the expiration or earlier termination of this Lease and the termination of such license shall be self-operative and no further instrument shall be required to effect such termination. Notwithstanding the foregoing, upon request by Landlord, Tenant, at Tenant's sole cost and expense, shall promptly execute and deliver to Landlord, in recordable form, any certificate or other document reasonably required by Landlord confirming the termination of Tenant's right to use the roof of the Building upon the expiration or sooner termination of this Lease.

                  (h) The Roof Equipment shall be treated for all purposes of this Lease as Tenant's Property. If requested by Landlord, Tenant shall cause the Roof Equipment and all equipment and installations appurtenant thereto to be designated as one or more separate tax lots by the City of New York for all purposes of assessment and payment of Taxes, and Tenant shall pay all Taxes imposed thereon directly to the taxing authorities, without deduction or offset against Rent under this Lease. If for any reason Tenant fails (with or without Landlord's consent thereto) to so cause the Roof Equipment to be designated as one or more separate tax lots, Tenant shall pay to Landlord monthly, as Additional Rent upon demand, the amount, determined by Landlord in its reasonable discretion, by which Taxes imposed upon the Building have been increased on account of Tenant's installation of the Roof Equipment.

                  Section 9.8 Conduit. Landlord will make available to Tenant, without additional charge, riser space in the "Center Shaft" as shown on Exhibit R (except as set forth in (b) below) sufficient to accommodate the following:
(a) the two (2) two1/2-inch (2 1/2") diameter electrical conduits and such other electrical conduits as shall be required in order to deliver the Basic Capacity to the Premises, (b) four (4) four-inch (4"), one (1) one1/2-inch (1 1/2") and one (1) one-inch (1") diameter riser conduit sleeves for telecommunications lines and cabling and security systems in the number eighteen freight elevator shaft, (c) two (2) ten-inch (10") diameter riser conduit sleeves for condenser water supply and return lines connecting the Roof Equipment to the Premises, (d) the electrical conduits required in order to deliver EPS (if any) to the Premises, and (e) four (4) four-inch (4") diameter riser conduit sleeves connecting the Premises to the premises demised to Tenant pursuant to Tenant's Other Lease. If Tenant requires additional riser space for electrical and telecommunications conduits or for use in connection with the Roof Equipment, then upon request by Tenant, subject to availability of riser space in the Building, Landlord will make available riser space at Landlord's then-current rates for riser space in the Building, which rates are currently as follows: (i) for riser space not exceeding two inches (2") in diameter, an annual charge of $5.00 per lineal foot, and (ii) for riser space in excess of two inches (2") in diameter but not exceeding four inches (4") in diameter, an annual charge of $10.00 per lineal foot. All work in connection with the installation of such conduit, including core drilling, if required, shall be performed by Tenant at Tenant's sole cost and expense, including the reasonable cost of a fire watch and related supervisory costs relating to any core drilling, which shall be performed in such a manner and at such times as Landlord shall reasonably prescribe. Landlord shall make available to Tenant reasonable access within the Building core for purposes of such installation work.

                  Section 9.9 Listings in Building Directory. Landlord shall, at the request of Tenant, maintain listings on the Building directory in the Building lobby of the names of Tenant and any officers or employees of Tenant (or any permitted Subtenant) provided that the number of listings shall be in the same proportion to the capacity of the Building directory as the rentable area of the Premises is to the rentable area of the Building. Tenant shall deliver to Landlord, on or prior to the Commencement Date, a list of all names to be included in the directory. Tenant may deliver revised listings to Landlord from time to time throughout the Term (but Landlord shall not be obligated to revise the directory more often than once a month).

                  Section 9.10 No Warranty of Landlord. Landlord does not warrant that any of the services to be provided by Landlord to Tenant hereunder, or any other services which Landlord may supply (a) will be adequate for Tenant's particular purposes or as to any other particular need of Tenant, or
(b) will, subject to the provisions of the fourth sentence of this Section 9.10, be free from interruption, and Tenant acknowledges that any one or more such services may be interrupted or suspended by reason of Unavoidable Delays. Landlord reserves the right to stop, interrupt or reduce service of the Building Systems by reason of Unavoidable Delays, or for repairs, additions, alterations, replacements or improvements which are, in the judgment of Landlord, necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. Any such interruption or discontinuance of service, or the exercise of such right by Landlord to suspend or interrupt such service shall not (i) constitute an actual or constructive eviction, or disturbance of Tenant's use and possession of the Premises, in whole or in part, (ii) entitle Tenant to any compensation or to any abatement or diminution of Fixed Rent or Additional Rent, (iii) relieve Tenant from any of its obligations under this Lease, or (iv) impose any responsibility or liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Landlord shall use reasonable efforts to minimize interference with Tenant's access to and use and occupancy of the Premises in making any repairs, alterations, additions, replacements, decorations or improvements; provided, however, that Landlord shall have no obligation to employ contractors or labor at "overtime" or other premium pay rates or to incur any other "overtime" costs or additional expenses whatsoever. Landlord shall not be required to furnish any services except as expressly provided in this Article 9.

                  Section 9.11 Life Safety System. Landlord shall provide life safety service to the Premises, in accordance with Legal Requirements, through the Building's Class E System to the data gathering panels serving the Premises. In connection therewith Landlord will provide points of connection to Building's Class E System sufficient for the Permitted Use.

                  Section 9.12      Emergency Generator.

                  (a) Landlord shall make available to Tenant for use in the Premises 350 amperes of 460-volt emergency electric power service ("EPS") available to Tenant for use in the Premises from the Building's emergency electric generator (the "Generator") as provided in this Section 9.12, for the balance of the Term. Landlord shall install (i) an automatic transfer switch (the "Transfer Switch"), in the Premises at a location to be reasonably designated by Tenant, sufficient to supply a total connected load of up 350 amperes of EPS at 460 volts to the Premises, and (ii) a connection from the Generator to the Transfer Switch.

                  (b)      Tenant shall pay Landlord for EPS as follows:

                           (i) Tenant shall pay all actual costs and expenses
                  incurred by Landlord in making EPS available to the Premises, including the actual costs to furnish and install the Transfer Switch and all cabling and other devices necessary to connect the Generator to the Transfer Switch, within ten (10) days after demand by Landlord; and

                           (ii) (A) Tenant shall pay an annual fee (the "EPS
                  Fee") for the period commencing on the date on which Landlord makes EPS available to the Premises but not earlier than January 1, 2000 through the Expiration Date, irrespective of whether or not emergency power is ever required or used by Tenant, in the amount of $150.00 per ampere per year. The EPS Fee shall be payable by Tenant to Landlord as Additional Rent in advance in equal monthly installments on the first day of each month during the Term in which EPS is made available to Tenant pursuant to this Section 9.12.

                  (c) Tenant understands and agrees that EPS will be supplied to Tenant only if there is an interruption or failure in the supply of electric current to the Premises due to service failure or in connection with customary, routine testing of Tenant's electrical systems and under no other circumstances.

                  (d) Tenant shall be responsible for the payment of any occupancy tax and any other tax (other than Landlord's income tax) imposed upon the Additional Rent paid by Tenant pursuant to this Section 9.12.

                  (e) The privilege of using the EPS service described in this
Section 9.12 cannot be transferred or assigned by Tenant except in connection with an assignment of this Lease permitted under Sections 13.1, 13.10 or 13.11, or otherwise with the express written consent of Landlord, which may be withheld in Landlord's sole discretion, and under no circumstances can this privilege be transferred or assigned to any party who is not a tenant under this Lease. Tenant

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

acknowledges that the Generator (and any replacement or substitute therefor), and all connections thereto, are and shall remain the sole property of Landlord and may not be removed by Tenant.

                  (f) Landlord shall have the right, in Landlord's sole discretion, at any time and from time to time during the EPS Term, upon not less than thirty (30) days' prior written notice to Tenant, to relocate the Generator to another area of the Building, and/or to substitute another Building generator in lieu of the Generator, in either case at Landlord's expense. Tenant shall cooperate with Landlord to effectuate any such relocation or substitution of the Generator, provided that Landlord shall promptly reimburse any reasonable out-of-pocket expenses incurred by Tenant in connection therewith.

                  (g) Upon and subject to the provisions of this Lease, Landlord shall, at Landlord's expense, maintain and repair the Generator in accordance with the manufacturer's recommendations and good industry standards, and shall maintain such service contracts and take such other actions as may be necessary in Landlord's reasonable judgment to keep the Generator in good working order during the EPS Term; provided, however, so long as Landlord shall comply with its obligations pursuant to this subsection (g), Landlord shall not be liable in any way to Tenant for any delay, interruption, failure, variation or defect in or with regard to the Generator or EPS. In no event shall Landlord be liable to Tenant for special, indirect or consequential damages which may result from any such delay, interruption, failure, variation or defect.

                  ARTICLE 10.         INSURANCE

                  Section 10.1 Tenant, at its expense, shall obtain and keep in full force and effect a policy of commercial general liability insurance including premises - operations and contractual liability under which the insurer agrees to insure Tenant's obligations under Article 28 and under which Tenant is named as the insured and Landlord, Landlord's asset manager, Landlord's managing agent for the Building and any Superior Lessors and any Mortgagees (whose names shall have been furnished to Tenant) are named as additional insureds, which insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord's asset manager, Landlord's managing agent and any Superior Lessors or Mortgagees named as additional insureds. Tenant's primary commercial general liability policy shall contain a provision that the policy shall be noncancellable unless thirty (30) days' written notice shall have been given to Landlord and Landlord shall similarly receive thirty (30) days' notice of any material change in coverage. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 per location general aggregate limit; provided, however, that Landlord shall retain the right to require Tenant to increase said coverage to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by prudent landlords of comparable buildings in the City of New York, and provided further that Landlord shall require similar increases of other tenants of space in the Building comparable to the Premises, to the extent Landlord shall then have the right to do so under applicable leases. Tenant shall also obtain and keep in full force and effect during the Term (a) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "all risk" insurance policies with extended coverage (including theft, sprinkler leakage, and boiler and machinery, if applicable), to Tenant's Property and Tenant's Alterations for the full insurable value thereof or on a replacement cost basis; (b) Workers' Compensation Insurance, as required by law; (c) New York Disability Benefits Law Policy; (d) Business Interruption Insurance; and (e) such other insurance in such amounts as Landlord may reasonably require from time to time. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York, and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a Best's Rating of "A-" and a "Financial Size Category" of at least "XI" or if such ratings are not then in effect, the equivalent thereof.

                  Section 10.2 (a) Each party hereto does hereby waive any and all rights of recovery against the other and against the officers, employees, partners, agents and representatives of the other, for loss of or damage to the property of the waiving party to the extent such loss or damage is insured against under any insurance policy carried by Landlord or Tenant hereunder. In addition, the parties hereto shall procure an appropriate clause in, or endorsement on, any fire or extended coverage insurance covering the Premises, the Building and personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery and subject to obtaining such clauses or endorsements of waiver of subrogation or consent to a waiver of right of recovery, hereby agree not to make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such fire and extended coverage insurance; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by and coextensive with the terms and provisions of the waiver of subrogation clause or endorsements or clauses or endorsements consenting to a waiver of right of recovery. If the payment of an additional premium is required for the inclusion of such waiver of subrogation or consent to waiver provision, each party shall advise the other of the amount of any such additional premiums and the other party at its own election may, but shall not be obligated to, pay the same. If such other party shall not elect to pay such additional premium, the first party shall not be required to obtain such waiver of subrogation or consent to waiver provision. Tenant acknowledges that Landlord shall not carry insurance on and shall not be responsible for damage to, Tenant's Alterations (if any) or Tenant's Property, and that Landlord shall not carry insurance against, or be responsible for any loss suffered by Tenant due to, interruption of Tenant's business.

                  (b) As to each party hereto, provided such party's right of full recovery under the applicable insurance policy is not adversely affected, such party hereby releases the other (its servants, agents, contractors, employees and invitees) with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damages or destruction of the type covered by such insurance with respect to its property by fire or other casualty i.e., in the case of Landlord, as to the Building, and, in the case of Tenant, as to Tenant's Property and Tenant's Alterations (including rental value or business interruption, as the case may be) occurring during the Term.

                  Section 10.3 On or prior to the Commencement Date, Tenant shall deliver to Landlord appropriate certificates of insurance required to be carried by Tenant pursuant to this Article 10, including evidence of waivers of subrogation required pursuant to Section 10.2. Evidence of each renewal or replacement of a policy shall be delivered by Tenant to Landlord at least ten
(10) days prior to the expiration of such policy.

                  Section 10.4 Landlord agrees to maintain (a) insurance against loss or damage to the Building by fire and such other risks and hazards as are insurable under then available forms of "all risk" insurance policies with extended coverage, and (b) a policy of commercial general liability insurance, in each case with minimum limits of liability in amounts comparable to insurance maintained by other prudent landlords of comparable office buildings in the City of New York.

                  ARTICLE 11.  Destruction of the Premises; Property Loss or
Damage

                  Section 11.1 (a) If the Premises shall be damaged by fire or other casualty, or if the Building shall be so damaged that Tenant shall be deprived of reasonable access to the Premises, Tenant shall give prompt notice thereof to Landlord, and the damage shall be repaired by and at the expense of Landlord to substantially the condition prior to the damage, including Tenant's Alterations, but excluding Tenant's Property. Until such repairs shall be substantially completed, Fixed Rent and Additional Rent shall be reduced in the proportion which the area of the part of the Premises which is neither usable nor used by Tenant bears to the Premises Area (provided, however, in the event that ninety percent (90%) or more of the floor area of the Premises shall be so damaged so as not to be usable, and Tenant is unable to conduct its business in the remaining portion of the Premises, or if the Premises shall be rendered inaccessible, then Fixed Rent and Additional Rent shall be entirely abated). Tenant shall pay to Landlord all proceeds of insurance policies covering Tenant's Alterations, and such proceeds shall be used by Landlord in the repair of Tenant's Alterations. Landlord shall have no obligation to repair any damage to, or to replace, any of Tenant's Property.

                  (b) Concurrently with the collection of any insurance proceeds attributable to damage to Tenant's Alterations (or the payment by Tenant to Landlord of an amount equal to such insurance proceeds, pending collection of such proceeds from its insurer), and as a condition precedent to Landlord's obligation to commence those repairs to Tenant's Alterations required to be performed by Landlord pursuant to this Section 11.1, Tenant shall pay to Landlord (i) the amount of any deductible under the policy insuring Tenant's Alterations, and (ii) the amount, if any, by which the cost of repairing and restoring Tenant's Alterations, as estimated by a reputable independent contractor designated by Landlord, exceeds the available insurance proceeds therefor; provided, however, that Tenant may dispute the reasonableness of such estimate by arbitration of the issue in accordance with the procedural provisions set forth in Section 30.6. If the arbitrator determines such estimate to have been reasonable, Tenant's payment shall be calculated based upon such estimate; and if the arbitrator determines such estimate to have been unreasonable, the arbitrator shall, without hearing any additional submission of evidence or arguments by the parties, further determine the highest reasonable estimate, and Tenant's payment shall be calculated based upon such estimate. The amounts

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


finally determined to be due in accordance with this Section 11.1(b) constitute Additional Rent under this Lease and shall be payable by Tenant to Landlord upon demand.

                  Section 11.2 (a) If the Building shall be so damaged by fire or other casualty that, in Landlord's reasonable opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged or rendered untenantable), then in any of such events, Landlord may, not later than sixty (60) days following the date of the damage, give Tenant a notice in writing terminating this Lease, provided (i) Landlord similarly terminates the leases of other tenants in the Building covering at least twenty-five percent (25%) of the Rentable Square Footage (exclusive of the Premises) of the then leased space in the Building, and (ii) Landlord does not restore the Premises and lease the same for office purposes.

                  (b) If this Lease is so terminated, the Term shall expire upon the tenth (10th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. Upon the termination of this Lease under the conditions provided for in this Section 11.2, Tenant's liability for Fixed Rent and Additional Rent shall cease as of the date of such fire or other casualty, and any prepaid portion of Fixed Rent or Additional Rent for any period after such date shall be refunded by Landlord to Tenant.

                  (c) If this Lease is terminated pursuant to the provisions of this Article 11, then Landlord shall collect the insurance proceeds of policies providing coverage for Tenant's Alterations as provided in Section 11.1(a). Landlord shall retain such proceeds to the extent of sums, if any, advanced by Landlord to Tenant with respect to any of Tenant's Alterations. The balance of such proceeds, if any, shall be paid to Tenant.

                  Section 11.3 (a) If the Premises are damaged by fire or other casualty and are rendered wholly untenantable thereby, or if the Building shall be so damaged that Tenant shall be deprived of reasonable access to the Premises, and if Landlord shall not elect to terminate this Lease as permitted by this Article 11, Landlord shall, within sixty (60) days following the date of the damage, cause a contractor or architect selected by Landlord to give notice (the "Restoration Notice") to Tenant of the date by which such contractor or architect believes the restoration of the Premises shall be Substantially Completed. If the Restoration Notice shall indicate that reasonable access to the Premises shall not be restored, or the restoration shall not be Substantially Completed on or before the date which shall be nine (9) months following the date of such damage or destruction or prevention of access, Tenant shall have the right to terminate this Lease by giving written notice (the "Termination Notice") to Landlord not later than thirty (30) days following receipt of the Restoration Notice. If Tenant gives a Termination Notice, this Lease shall be deemed cancelled and terminated as of the date of the giving of the Termination Notice as if such date were the Expiration Date, and Fixed Rent and Additional Rent shall be apportioned and shall be paid or refunded, as the case may be up to and including the date of such damage or destruction. Notwithstanding anything set forth to the contrary in this Article 11, in the event that a fire or other casualty rendering the Premises wholly untenantable shall occur during the final year of the Term, either Landlord or Tenant may terminate this Lease by giving the other party a Termination Notice as set forth herein. As used in this Section 11.3(a), the term "wholly untenantable" shall be deemed to include a condition whereby less than all of the Premises shall be untenantable, but the undamaged portion shall be inadequate for the reasonable operation of Tenant's business at the Premises.

                  (b) If (i) Tenant shall have had the right to give a Termination Notice pursuant to Section 11.3(a) but shall not have done so, and Landlord fails thereafter to Substantially Complete the restoration of the Premises on or before the date which is thirty (30) days following the later to occur of (y) nine (9) months following the date of such damage or destruction, or (z) the date set forth in the Restoration Notice, or (ii) if Tenant shall not have had the right to give a Termination Notice pursuant to Section 11.3(a) and thereafter Landlord shall fail to substantially complete the restoration of the Premises on or before the date which is nine (9) months following the date of such damage or destruction, then in either of such events Tenant shall again have the right to terminate this Lease by giving a Termination Notice (a "Second Termination Notice"), and, unless Landlord Substantially Completes the restoration of the Premises within thirty (30) days following the giving of such Second Termination Notice, this Lease shall be deemed canceled and terminated as set forth in Section 11.3(a).

                  Section 11.4 This Article 11 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, and any other law of like nature and purpose now or hereafter in force shall have no application in any such case.

                  ARTICLE 12.       EMINENT DOMAIN

                  Section 12.1 (a) If (i) all of the floor area of the Premises, or so much thereof as shall render the Premises wholly untenantable, shall be acquired or condemned for any public or quasi-public use or purpose, or (ii) a portion of the Real Property, not including the Premises, shall be so acquired or condemned, but by reason of such acquisition or condemnation, Tenant no longer has means of access to the Premises, then this Lease and the Term shall end as of the date of the vesting of title with the same effect as if that date were the Expiration Date. In the event of any termination of this Lease and the Term pursuant to the provisions of this Article 12, Fixed Rent and Additional Rent shall be apportioned as of the date of such termination and any prepaid portion of Fixed Rent or Additional Rent for any period after such date shall be refunded by Landlord to Tenant.

                  (b) If the part of the Real Property so acquired or condemned contains more than twenty-five percent (25%) of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation Tenant no longer has reasonable means of access to the Premises, Tenant may terminate this Lease by notice to Landlord given within thirty (30) days following the date upon which Tenant receives notice of such acquisition or condemnation. If Tenant so notifies Landlord, this Lease shall terminate and the Term shall end and expire upon the thirtieth (30th) day following the giving of such notice.

                  Section 12.2 In the event of any such acquisition or condemnation of all or any part of the Real Property, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or Tenant's Alterations, and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this Section 12.2 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property included in such taking and for any moving expenses, provided such award shall be made by the condemning authority in addition to, and shall not result in a reduction of, the award made by it to Landlord.

                  Section 12.3 If only a part of the Real Property shall be so acquired or condemned then, subject to Section 12.1, this Lease and the Term shall continue in force and effect. If a part of the Premises shall be so acquired or condemned and this Lease and the Term shall not be terminated, Landlord, at Landlord's expense, shall restore that part of the Premises not so acquired or condemned so as to constitute tenantable Premises. From and after the date of the vesting of title, Fixed Rent and Additional Rent shall be reduced in the proportion which the area of the part of the Premises so acquired or condemned bears to the total area of the Premises immediately prior to such acquisition or condemnation.

                  ARTICLE 13.       ASSIGNMENT AND SUBLETTING

                  Section 13.1 Except as otherwise expressly provided herein, Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, nor sublet (nor underlet), nor suffer, nor permit the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without the prior written consent of Landlord in each instance. If this Lease is assigned, or if the Premises or any part thereof are sublet or occupied by anybody other than Tenant, or if this Lease or the Premises are encumbered (whether by operation of law or otherwise) without Landlord's consent, then Landlord may, after default by Tenant beyond applicable grace or notice periods, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to Fixed Rent and Additional Rent, but no assignment, subletting, occupancy or collection shall be deemed a waiver by Landlord of the provisions hereof, the acceptance by Landlord of the assignee, subtenant or occupant as a tenant, or a release by Landlord of Tenant from the further performance by Tenant its obligations under this Lease, and Tenant shall remain fully liable therefor. The consent by Landlord to any assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 13 shall be void.

                  Section 13.2 (a) If Tenant shall, at any time or from time to time, during the Term desire to assign this Lease or sublet all or part of the Premises, Tenant shall give notice (a "Tenant's Notice") thereof to Landlord, which Tenant's Notice shall set forth: (i) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective and any consideration Tenant would receive under such assignment, (ii) with respect to a sublet of all or a part of the Premises (x) the dates upon which Tenant desires the sublease term to commence and expire, (y) the rental rate and other material business terms upon which Tenant would sublet such premises, and (z) a description of the Premises showing the portion to be sublet, the effective or commencement date of which shall be not less than thirty (30) nor more than one hundred and eighty
(180) days after the giving of such notice, (iii) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, (iv) current financial information with respect to the proposed assignee or subtenant, including its most recent financial report, and (v) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other Persons claiming a commission or similar compensation in connection with the proposed assignment or sublease. Tenant's Notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option,
(I) sublease such space (the "Leaseback Space") from Tenant upon the terms and conditions set forth in Section 13.4, or terminate the Lease with respect to only the Leaseback Space, or (II) if the proposed transaction is (1) an assignment of this Lease or (2) a subletting of fifty percent (50%) or more of the rentable area of the Premises, terminate this Lease.

                  (b) Landlord agrees to respond to any Tenant's Notice given in accordance with Section 13.2(a) within twenty (20) days after request, provided the Tenant's Notice complies in all material respects with the requirements of
Section 13.2(a). If Landlord fails to either approve or disapprove the requested assignment or subletting on or before the end of such twenty-day period, Tenant shall have the right to provide Landlord with a second written request for approval (a "Second Request"), which shall include all material previously delivered to Landlord together with Tenant's Notice, and set forth in bold capital letters the following statement: IF LANDLORD FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN TENANT SHALL BE ENTITLED TO ENTER INTO THE PROPOSED [ASSIGNMENT] [ SUBLEASE] DESCRIBED IN THE NOTICE ENCLOSED HEREWITH, WHICH WAS PREVIOUSLY SUBMITTED TO LANDLORD AND TO WHICH LANDLORD HAS FAILED TO TIMELY RESPOND. In the event that Landlord fails to respond to a Second Request within five (5) Business Days after receipt by Landlord, the proposed assignment or sublease as to which the Second Request is submitted shall be deemed to be approved by Landlord, and Tenant shall be entitled to enter into such transaction, provided that such assignment or sublease complies with the requirements of this Article 13 and all other provisions of this Lease applicable thereto.

                  Section 13.3 If Landlord exercises its option to terminate this Lease with respect to all or a portion of the Premises pursuant to Section 13.2, then this Lease shall terminate and expire (in its entirety or as it relates to the portion of the Premises identified in the Tenant's Notice, as applicable) on the date that such assignment or sublease was to be effective or commence, as the case may be, and the Fixed Rent and Additional Rent due hereunder shall be paid and apportioned to such date. In such event, Landlord and Tenant, upon request of either party, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth appropriate modifications, if any, to the terms and provisions hereof. Following such termination, Landlord shall be free to and shall have no liability to

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Tenant if Landlord should lease the Premises (or any part thereof) to Tenant's prospective assignee or subtenant.

                  Section 13.4 If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at a rental rate equal to the product of (i) the lesser of (A) the rental rate per rentable square foot of Fixed Rent and Additional Rent then payable pursuant to this Lease, or (B) the rental rate per rentable square foot of rent and additional rent set forth in Tenant's Notice, multiplied by (ii) the number of rentable square feet of the Leaseback Space, and shall be for the same term as that of the proposed subletting, and such sublease shall:

                           (a) be upon such other terms and conditions as are contained in Tenant's Notice, and be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Lease, except such as are irrelevant or inapplicable, and except as expressly set forth in this Article 13 to the contrary;

                           (b) give the subtenant the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the space covered by such sublease or any part or parts of such space and to make any and all changes, alterations and improvements in the space covered by such sublease, provided that such changes, alterations or improvements do not materially adversely affect Tenant's use and occupancy of the portion of the Premises other than the Leaseback Space; and if the proposed sublease will result in all or substantially all of the Premises being sublet, grant Landlord or its designee the option to extend the term of such sublease for the balance of the Term less one day, and provided further that, if the term of such sublease is twelve
         (12) or more months shorter than the Term, the Premises being sublet shall be suitable for the Permitted Use upon expiration of the sublease term;

                           (c) provide that any assignee or further subtenant of Landlord or its designee, may, at Landlord's option, be permitted to make alterations, decorations and installations in such space or any part thereof, provided that such changes, alterations or improvements do not materially adversely affect Tenant's use and occupancy of the portion of the Premises other than the Leaseback Space, and shall also provide in substance that any such alterations, decorations and installations in such space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease; provided, however, that such assignee or subtenant shall, at its sole cost and expense, repair any damage and injury caused by such removal; and provided further that, if the term of such sublease is twelve (12) or more months shorter than the Term, the Premises being sublet shall be suitable for the Permitted Use upon expiration of the sublease term; and

                           (d) provide that (i) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (ii) any assignment or sublease by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord's

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

         uncontrolled discretion, shall deem suitable or appropriate, provided that the use of the Leaseback Space for such purpose or purposes shall not unreasonably interfere with Tenant's use and occupancy of the portion of the Premises other than the Leaseback Space, (iii) Tenant shall, at Tenant's sole cost and expense, at all times provide and permit reasonably appropriate means of ingress to and egress from such space so sublet by Tenant to Landlord or its designee,
         (iv) Landlord may make such alterations as may be required or deemed necessary by Landlord to physically separate the subleased space from the balance of the Premises and to comply with any legal or insurance requirements relating to such separation (all at Tenant's sole cost and expense, unless such alterations would be the subtenant's obligation to perform or pay for pursuant to the proposed sublease), provided, however, that Landlord shall use reasonable efforts to minimize the duration of such alterations and interference by reason thereof with Tenant's access to and use and occupancy of the portion of the Premises other than the Leaseback Space, (v) at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of the subtenant to make such repairs thereto as may be necessary to preserve the premises demised by such sublease in good order and condition, and provided that Tenant shall have no obligation under this Lease to restore any Alterations or other changes, decorations or installations made by or on behalf of such subtenant, or any damage caused by Landlord's removal of alterations, decorations or installations, and provided further that, if the term of such sublease is twelve (12) or more months shorter than the Term, the Premises being sublet shall be suitable for the Permitted Use upon expiration of the sublease term; and (vi) Tenant shall have no obligation to provide services of any kind to the Leaseback Space, provided, however, that Tenant shall permit Landlord, Landlord's agents and public utilities servicing the Leaseback Space to erect, use and maintain all concealed ducts, pipes and conduits in and through the Premises as Landlord shall reasonably require, provided that the exercise of such rights shall not materially affect the layout or reduce the floor area of the Premises.

                  Section 13.5 (a) If Landlord exercises its option to sublet the Leaseback Space, Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Space during the period of time it is so sublet to Landlord, except as to any obligation which arises out of or results from the negligence or willful misconduct of Tenant or any Tenant Party.

                  (b) Performance by Landlord, or its designee, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder, unless such default is occasioned by or arises from the negligence or willful misconduct of Tenant or any Tenant Party.

                  (c) Tenant shall have no obligation, at the expiration or earlier termination of the Term, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord (or Landlord's designee).


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

                  (d) Any consent required of Tenant, as Landlord under the sublease, shall be deemed granted if consent with respect thereto is granted by Landlord under this Lease, and any failure of Landlord (or its designee) to comply with the provisions of the sublease other than with respect to the payment of Fixed Rent and Additional Rent to Tenant, shall not constitute a default thereunder or hereunder if Landlord shall have consented to such non-compliance.

                  Section 13.6 In the event Landlord does not exercise either option provided to it pursuant to Section 13.2, and provided that no Event of Default shall have occurred and be continuing under this Lease as of the time Landlord's consent is requested by Tenant, Landlord's consent (which must be in writing, subject to the provisions of Section 13.2(b)) to the proposed assignment or sublease shall not be unreasonably withheld or delayed; provided, however, that:

                           (a) Tenant shall have complied with the provisions of
         Section 13.2, and Landlord shall not have exercised any of its options thereunder within the time permitted therefor;

                           (b) In Landlord's judgment, the proposed assignee or subtenant is engaged in a business or activity, and the Premises, or the relevant part thereof, will be used in a manner, which (i) is in keeping with the then standards of the Building, and (ii) does not violate the restrictions set forth in Article 2;

                           (c) The proposed assignee or subtenant has sufficient financial worth considering the responsibility involved, and Landlord has been furnished with evidence thereof;

                           (d) In the event Landlord has comparable space in the Building available for lease, then (i) neither the proposed assignee or subtenant nor any Person which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or subtenant, is then an occupant of any part of the Building, and (ii) the proposed assignee or subtenant is not a Person (or Affiliate of a Person) with whom Landlord or Landlord's agent is then, or has been within the previous four (4) month period, negotiating in connection with rental of space in the Building;

                           (e) The form of the proposed sublease or instrument of assignment shall be reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 13, and Tenant shall deliver a true and complete original, fully executed counterpart of such sublease or other instrument to Landlord promptly upon the execution and delivery thereof;

                           (f) Tenant and its proposed subtenant or assignee, as the case may be, shall execute and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, setting forth the terms and conditions upon which Landlord shall have granted its consent to such assignment or subletting, and the agreement of Tenant and such subtenant or assignee, as the case may be, to be bound by the provisions of this Article 13;


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

                           (g) There shall not be more than four (4) subtenants of the Premises;

                           (h) The amount of the aggregate rent to be paid by the proposed subtenant shall not be twenty percent (20%) or more below the then current market rent per rentable square foot for the Premises, determined as though the Premises were vacant, and the rental and other terms and conditions of the sublease shall be substantially the same as those contained in Tenant's Notice;

                           (i) Tenant shall reimburse Landlord, as Additional Rent upon demand, for (A) the reasonable costs and expenses incurred by Landlord in connection with the assignment or sublease, including the costs of investigations as to the acceptability of the proposed assignee or subtenant and the cost of reviewing plans and specifications proposed to be made in connection therewith, and (B) Landlord's reasonable legal fees and disbursements incurred in connection with the granting of any requested consent and the preparation of Landlord's written consent to the sublease or assignment;

                           (j) Tenant shall not have (i) advertised or publicized in any way the availability of the Premises without prior notice of and approval by Landlord, or (ii) advertised or publicized in any way (or caused or permitted to be advertised or publicized in any way) the Premises for sublease or assignment at a rental rate materially less than the fixed rent and additional rent at which Landlord is then offering to lease comparable space in the Building for a comparable term;

                           (k) The proposed occupancy shall not impose a material extra burden upon services to be supplied by Landlord to Tenant, unless Tenant and such proposed subtenant or assignee shall agree with Landlord in writing to pay the costs of such additional services; and

                           (l) The proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of New York State.

Except for any sublease by Tenant to Landlord or its designee pursuant to this
Article 13, each sublease pursuant to this Section 13.6 shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such sublease to Landlord or any such sublease to any other subtenant, or any acceptance of Fixed Rent or Additional Rent by Landlord from any subtenant, Tenant will remain fully liable for the payment of the Fixed Rent and Additional Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on Tenant's part to be observed and performed, and for all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise either of its options under Section 13.2, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all losses, liabilities, damages, costs, and expenses (including reasonable attorneys' fees and disbursements) resulting from any claims that

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

may be made against Landlord by the proposed assignee or subtenant arising from or in connection with such proposed assignment or subletting, or by any brokers or other Persons (with whom Tenant or its proposed assignee or subtenant may have dealt) claiming a commission or similar compensation in connection with the proposed assignment or sublease.

                  Section 13.7 In the event that (a) Landlord fails to exercise either of its options under Section 13.2 and consents to a proposed assignment or sublease, and (b) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within one hundred twenty (120) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of Section 13.2 before assigning this Lease or subletting all or part of the Premises.

                  Section 13.8 With respect to each and every sublease authorized by Landlord under the provisions of this Lease, it is further agreed that:

                           (a) No sublease shall be for a term ending later than one day prior to the Expiration Date of this Lease;

                           (b) No sublease shall be delivered, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord and approved in writing by Landlord (or deemed approved pursuant to Section 13.2(a) or (b)); and

                           (c) Each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease (except to the extent such act or omission is a default under the Sublease and continues beyond the date on which Landlord succeeds to Tenant's interest, provided that the subtenant gives notice of such act or omission to Landlord prior to such takeover by Landlord), (ii) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease not consented to in writing by Landlord, or by any previous prepayment of more than one month's Fixed Rent or of any Additional Rent, or (iv) be obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Article 13. The provisions of this Article 13 shall be self-operative and no further instrument shall be required to give effect to this provision.

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


                  Section 13.9 If Landlord shall consent to any assignment of this Lease or to any sublease, or if Tenant shall enter into any other assignment or sublease permitted hereunder, Tenant shall, in consideration therefor, pay to Landlord, as Additional Rent:

                           (a) In the case of an assignment, on the effective date of the assignment, an amount equal to fifty percent (50%) of (i) all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (including sums paid for Tenant's Property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof, determined on the basis of Tenant's federal income tax returns) less (ii) all Transaction Expenses reasonably and actually incurred by Tenant in connection with such assignment; or

                           (b) In the case of a sublease, an amount equal to fifty percent (50%) of (i) all rents, additional charges or other consideration payable to Tenant under the sublease in excess of the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including sums paid for the sale or rental of Tenant's Property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof, determined on the basis of Tenant's federal income tax returns) less
         (ii) all Transaction Expenses reasonably and actually incurred by Tenant in connection with such sublease. The sums payable under this clause shall be paid by Tenant to Landlord as Additional Rent as and when paid by the subtenant to Tenant.

                  Section 13.10 (a) Subject to the provisions of Section 13.11, if Tenant is a corporation, limited liability company, limited partnership, limited liability partnership, general partnership, business trust, foundation, or any other legal entity (any of the foregoing, an "Entity"), and a majority of the outstanding voting stock, membership interests, partnership interests or other legal or equitable ownership interests of any kind (any of the foregoing, "Ownership Interests") are not publicly traded on a recognized stock exchange or over-the-counter market, then any transfer (by one or more transfers), of a majority of the Ownership Interests of Tenant shall be deemed an assignment of this Lease for all purposes of this Article 13. The term "transfer" shall be deemed to include the issuance of new Ownership Interests resulting in a majority of the Ownership Interests of Tenant being held by Persons (other than barnesandnoble.com inc.) which do not hold a majority of the Ownership Interests of Tenant on the date hereof, except in the case of a public offering of Ownership Interests on a recognized stock exchange or over-the-counter market. The transfer of a majority of the Ownership Interests of Tenant through one or more transfers on a recognized stock exchange or over-the-counter market shall not be deemed an assignment of this Lease for purposes of this Article 13.

                  (b) If Tenant is an Entity, and Tenant is merged or consolidated with another Entity, or if substantially all of Tenant's assets are transferred to another Entity, then such merger, consolidation or transfer of assets shall be deemed an assignment of this Lease for all purposes of this
Article 13. Notwithstanding the foregoing, Landlord's consent shall not be required for such assignment, and the provisions of Sections 13.2, 13.6 and 13.9 shall not be applicable thereto, so long as each of the following conditions have been satisfied: (i) such merger, consolidation or transfer of assets shall have been made for a legitimate independent business purpose and not for

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

the principal purpose of transferring this Lease, (ii) the successor to Tenant or transferee of substantially all of Tenant's assets shall have a net worth, computed in accordance with generally accepted accounting principles consistently applied of not less than $300,000,000.00 (the "Successor Net Worth"), (unless barnesandnoble.com inc. is the successor to Tenant or is the transferee of such assets, in which case barnesandnoble.com inc. shall have a net worth, computed in accordance with generally accepted accounting principles consistently applied, at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer) and (iii) proof satisfactory to Landlord of the Successor Net Worth (or, in the case of Guarantor (barnesandnoble.com inc.), a net worth at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer) shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. Notwithstanding the foregoing, in the event that the Successor Net Worth shall be less than $300,000,000.00, Tenant may satisfy the condition set forth in Subsection 13.10(b)(ii) as follows: (A) if the Successor Net Worth is less than $300,000,000.00 but more than $250,000,000.00, Tenant shall increase the Security Deposit by $500,000.00 above the Security Deposit then held by Landlord, (B) if the Successor Net Worth is less than $250,000,000.00 but more than $200,000,000.00, Tenant shall increase the Security Deposit by $1,000,000.00 above the Security Deposit then held by Landlord, and (C) if the Successor Net Worth is less than $200,000,000.00, Tenant shall provide Landlord with a Guaranty or Guarantys, substantially in the form attached as Exhibit O to this Lease, of Tenant's obligations under this Lease executed by B&N Inc. and/or by Bertelsmann, provided that at the time of execution and delivery of such Guaranty, Tenant shall provide to Landlord reasonable evidence that such guarantor(s) shall have a net worth, computed in accordance with generally accepted accounting principles consistently applied, of not less than $300,000,000.00 in the aggregate.

                  (c) The limitations set forth in this Section 13.10 shall be deemed to apply to assignees of this Lease, if any, and any transfer of Ownership Interests in, or any merger, consolidation or transfer of assets of, any such assignee in violation of this Section 13.10 shall be deemed to be an assignment of this Lease in violation of Section 13.1.

                  (d) A material modification or amendment or an extension of a sublease shall be deemed a sublease for the purposes of Section 13.1, and a takeover agreement shall be deemed a transfer of this Lease for the purposes of
Section 13.1.

                  Section 13.11 Tenant may, without Landlord's consent but upon not less than ten (10) days prior notice to Landlord, assign this Lease or sublet all or any portion of the Premises to any wholly owned subsidiary, Affiliate or parent of Tenant, Bertelsmann or B&N Inc. (any of the foregoing, a "Permitted Occupant"), or permit any Permitted Occupant to occupy all or any portion of the Premises, provided that each Permitted Occupant shall be engaged in a business or activity which is in keeping with the standards of the Building and which is a Permitted Use. The provisions of Sections 13.2, 13.6, 13.9 and
13.10 shall not be applicable to any such assignment, subleasing or occupancy. Any assignment or subleasing to, or occupancy by, any such Permitted Occupant shall not relieve, release, impair or discharge any of Tenant's obligations under this Lease. Each notice to Landlord with respect to any assignment, subleasing or occupancy granted pursuant to this Section 13.11 shall include (i) the name and the nature of

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


the business or occupation of such Permitted Occupant, and (ii) the terms of such assignment, subleasing or occupancy.

                  Section 13.12 (a) Any assignment or transfer, whether made with Landlord's consent pursuant to Section 13.1 or without Landlord's consent to the extent permitted under Sections 13.10 and 13.11, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed from and after the effective date of such assignment or transfer, and whereby the assignee shall agree that the provisions in Section 13.1 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers.

                  (b) The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord by way of mortgage or otherwise, extending the time, or modifying any of the obligations of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord by way of mortgage or otherwise, to enforce any of the obligations of this Lease.

                  (c) The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant, provided that Landlord shall not unreasonably revoke such privilege as to any Affiliate of Tenant, or any subtenant of Tenant or assignee of this Lease approved by Landlord pursuant to this Article 13 (or without Landlord's approval, to the extent permitted pursuant to Section 13.11).

                  ARTICLE 14.  ACCESS TO PREMISES

                  Section 14.1 Tenant shall permit Landlord, Landlord's agents and public utilities servicing the Building to erect, use and maintain concealed ducts, pipes and conduits in and through the Premises. Landlord or Landlord's agents shall have the right to enter the Premises at all reasonable times upon reasonable prior notice (except no such prior notice shall be required in case of emergency), which notice may be oral, to examine the same, to show them to prospective purchasers, Mortgagees, Superior Lessors or lessees of the Building and their respective agents and representatives or (during the last twelve (12) months of the Term) prospective tenants of the Premises, and to make such repairs, alterations, improvements or additions (a) as Landlord may deem necessary to the Premises or to any other portion of the Building, or (b) which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to make or perform under this Lease after expiration of any applicable notice and cure periods, or (c) for the purpose of complying with Legal Requirements, and Landlord shall be allowed to take all material into and upon the Premises that may be reasonably required

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


therefor without the same constituting an eviction or constructive eviction of Tenant in whole or in part and Fixed Rent and Additional Rent will not be abated while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. Landlord shall use reasonable efforts to minimize the duration thereof and interference by reason thereof with Tenant's access to and use and occupancy of the Premises in making any repairs, alterations, additions or improvements pursuant to this
Section 14.1, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever, unless Tenant shall first pay to Landlord Landlord's reasonable estimate of all incremental cost increases to do so. In such event Tenant shall pay, as Additional Rent upon presentation of appropriate invoices, all additional costs incurred by Landlord in connection therewith. Notwithstanding the foregoing, as to any rights exercised by Landlord to make repairs, alterations, conditions and improvements within the Premises, Landlord agrees that such exercise shall not affect the layout or reduce the floor area of the Premises, except to a de minimis extent. Landlord shall promptly repair and restore any damage to the Premises, including Tenant's Alterations or Tenant's Property, caused by such exercise of Landlord's rights, at Tenant's sole cost and expense (if such exercise was in response to any act or omission constituting a default by Tenant), or at Landlord's sole cost and expense (in all other cases).

                  Section 14.2 If Tenant shall not be present when for any reason entry into the Premises shall be necessary, Landlord or Landlord's agents may enter the same without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's Property), and without in any manner affecting this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the Building or any part thereof, other than as herein provided.

                  Section 14.3 Landlord shall have the right from time to time to alter the Building and, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and (subject to the provisions of Article 33) to change the name, number or designation by which the Building is commonly known, provided that (except as may be permitted pursuant to the provisions of Article 29) such alterations or changes do not interfere (except to a de minimis extent) with Tenant's layout, usable floor area, use or enjoyment of the Premises, or access to the Building or Premises. All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, exterior core corridor walls, exterior doors and entrances other than doors and entrances solely servicing the Premises), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Premises, and Landlord shall have the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, alteration and repair.

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                  ARTICLE 15.  CERTIFICATE OF OCCUPANCY

                  Tenant shall not at any time use or occupy the Premises in violation of the certificate of occupancy at such time issued for the Premises or for the Building and in the event that any department of the City or State of New York shall hereafter contend or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is a violation of such certificate of occupancy, Tenant shall, upon five (5) days' written notice from Landlord or any Governmental Authority, immediately discontinue such use of the Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a material covenant of this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Articles 16 and 17. Landlord represents that a true and complete copy of the current certificate of occupancy for the Building is attached as Exhibit G. Landlord will not amend or modify the existing Certificate of Occupancy for the Building as to prevent the use of the Premises for the Permitted Use.

                  ARTICLE 16.  DEFAULT

                  Section 16.1 Each of the following events shall be an "Event of Default" hereunder:

                           (a) if Tenant defaults in the payment when due of any installment of Fixed Rent or Additional Rent, and such default shall continue for a period of seven (7) days after notice thereof from Landlord; provided, however, that if Tenant shall default in the timely payment of Fixed Rent or Additional Rent such that Landlord has given a notice hereunder more than three (3) times in any period of twelve (12) consecutive months which notices shall have made specific reference to Landlord's right to terminate pursuant to this Section 16.1, then, notwithstanding that such defaults shall have each been cured within the applicable period provided above, upon any further similar default, Landlord may serve a five days' notice of termination upon Tenant without affording to Tenant an opportunity to cure such further default; or

                           (b) if Tenant's interest in this Lease is transferred in violation of Article 13; or

                           (c) if the Premises are abandoned; or

                           (d) (i) if Tenant or any Guarantor admits in writing its inability to pay its debts as they become due; or

                                    (ii) if Tenant or any Guarantor commences or
                  institutes any case, proceeding or other action (A) seeking relief as a debtor, or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or

                                    (iii)   if Tenant or any Guarantor makes a
                  general assignment for the benefit of creditors; or

                                    (iv) if any case, proceeding or other action
                  is commenced or instituted against Tenant or any Guarantor (A) seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, which either (1) results in any such entry of an order for relief, adjudication of bankruptcy or insolvency or such an appointment or the issuance or entry of any other order having a similar effect, or (2) remains undismissed for a period of one hundred twenty (120) days; or

                                    (v) if any case, proceeding or other action
                  is commenced or instituted against Tenant or any Guarantor seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property which results in the entry of an order for any such relief which has not been vacated, discharged, or stayed or bonded pending appeal within one hundred twenty
                  (120) days from the entry thereof; or

                                    (vi) if Tenant or any Guarantor takes any
                  action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in Subsections 16.1(d)(ii), (iii), (iv) or (v); or

                                    (vii) if a trustee, receiver or other
                  custodian is appointed for any substantial part of the assets of Tenant or any Guarantor, which appointment is not vacated or effectively stayed within seven (7) Business Days, or if any such vacating or stay does not thereafter remain in effect; or

                           (e) if Tenant defaults in the observance or performance of any other term, covenant or condition of this Lease on Tenant's part to be observed or performed and Tenant fails to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or, if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days, if Tenant fails to commence to remedy such default within such thirty-day period, or fails thereafter to diligently prosecute to completion all steps necessary to remedy such default; or

                           (f) if any Guarantor defaults beyond applicable grace and notice periods in the payment or performance of any of its obligations under any Guaranty; or

                           (g) if there shall be any default beyond applicable grace and notice periods under Tenant's Other Lease.

Notwithstanding the foregoing, if any of the acts set forth in Subsections 16.1(d)(i), (ii), (iii), (iv) or (v) is the act of any Guarantor, such act shall not be an Event of Default if Tenant shall, within five (5) days after the date on which such act occurs, deliver to Landlord proof satisfactory to Landlord that Tenant (or a substitute Guarantor acceptable to Landlord in its sole discretion which provides Landlord with a Guaranty, substantially in the form attached as Exhibit O to this Lease) then has a net worth, computed in accordance with generally accepted accounting principles consistently applied, of not less than $300,000,000.00.

                  Section 16.2 If an Event of Default occurs, Landlord may at any time thereafter give written notice to Tenant stating that this Lease and the Term shall expire and terminate on the date specified in such notice, which date shall not be less than seven (7) days after the giving of such notice. If Landlord gives such notice, this Lease and the Term and all rights of Tenant under this Lease shall expire and terminate as if the date set forth in such notice were the Fixed Expiration Date and Tenant immediately shall quit and surrender the Premises, but Tenant shall remain liable as hereinafter provided. Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any proceeding described in Section 16.1(d), or by federal or state statute, then, following the expiration of any such stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within one hundred twenty (120) days after entry of the order for relief or as may be allowed by the court, or if said trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on seven (7) days' notice to Tenant, Tenant as debtor-in-possession or said trustee and upon the expiration of said seven (7) day period this Lease shall cease and expire as set forth above and Tenant, Tenant as debtor-in-possession or said trustee shall immediately quit and surrender the Premises as aforesaid.

                  Section 16.3 If, at any time, (a) Tenant shall comprise two
(2) or more Persons, (b) Tenant's obligations under this Lease shall have been guaranteed by any Person other than Tenant, or (c) Tenant's interest in this Lease shall have been assigned, the word "Tenant," as used in Section 16.1(d), shall be deemed to mean any one or more of the Persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in Section 16.1(d) shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Fixed Rent and/or Additional Rent or a waiver on the part of Landlord of any rights under this Lease.

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                  ARTICLE 17.       REMEDIES AND DAMAGES

                  Section 17.1 (a) If an Event of Default shall occur, and this Lease and the Term shall expire and come to an end as provided in Article 16:

                           (i) Tenant shall quit and peacefully surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such Event of Default or after the date upon which this Lease and the Term shall expire and come to an end, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by legal force or other legal means (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other Persons from the Premises and remove any and all of their property and effects from the Premises; and

                           (ii) Landlord, at Landlord's option, may relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine; provided, however, that Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect any such liability, and Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

                  (b) Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all Persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such Persons might otherwise have under any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, (ii) any re-entry by Landlord, or
(iii) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any Persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

                  Section 17.2 (a) If this Lease and the Term shall expire and come to an end as provided in Article 16, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in Section 17.1, or by or under any summary proceeding or any other action or proceeding, then, in any of such events:

                           (i) Tenant shall pay to Landlord all Fixed Rent and Additional Rent payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be;

                           (ii) Tenant also shall be liable for and shall pay to Landlord, as damages, any deficiency (the "Deficiency") between (A) Fixed Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent for each year thereof to be the same as was payable for the year immediately preceding such termination or re-entry), and (B) the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Subsection 17.1(a)(ii) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease, Landlord's re-entry upon the Premises and with such reletting including all repossession costs, brokerage commissions, legal expenses, attorneys' fees and disbursements, alteration costs and other expenses of preparing the Premises for such reletting). Tenant shall pay the Deficiency in monthly installments on the days specified in this Lease for payment of installments of Fixed Rent, and Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise. No suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                           (iii) whether or not Landlord shall have collected any monthly Deficiency as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency as and for liquidated and agreed final damages, a sum equal (A) to the amount by which the Fixed Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent for each year thereof to be the same as was payable for the year immediately preceding such termination or re-entry) exceeds
         (B) the then fair and reasonable rental value of the Premises, including Additional Rent for the same period, both discounted to present value at the rate of five percent (5%) per annum less (C) the aggregate amount of Deficiencies previously collected by Landlord pursuant to the provisions of Subsection 17.2(a)(ii) for the same period. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, Landlord shall have relet the Premises or any part thereof for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of net rents collected in connection with such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

                  (b) If Landlord shall relet the Premises, or any part thereof, together with other space in the Building, the net rents collected under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Section 17.2. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Article 16 or this Article 17 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 17.2.

                  ARTICLE 18.  FEES AND EXPENSES

                  Section 18.1 If an Event of Default shall occur under this Lease, or if Tenant shall fail to comply with its obligations under this Lease and the preservation of property or the safety of any tenant, occupant or other person is threatened, Landlord may, after reasonable prior notice to Tenant except in an emergency, perform the same for the account of Tenant or make any expenditure or incur any obligation for the payment of money for the account of Tenant. All amounts expended by Landlord in connection with the foregoing, including reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding or recovering possession, and the cost thereof, with interest thereon at the Default Rate, shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within twenty (20) days of rendition of any bill or statement to Tenant therefor.

                  Section 18.2 If Tenant shall fail to pay any installment of Fixed Rent and/or Additional Rent when due, Tenant shall pay to Landlord, in addition to such installment of Fixed Rent and/or Additional Rent, as the case may be, as a late charge and as Additional Rent, a sum equal to interest at the Default Rate on the amount unpaid, computed from the date such payment was due to and including the date of payment, provided, however, that on not more than one (1) occasion during any twelve (12) consecutive monthly period during the Term, Tenant's failure to pay an installment of Fixed Rent or Additional Rent when due shall not require the payment of interest at the Default Rate on such overdue amount, provided such installment of Fixed Rent or Additional Rent shall be paid prior to the expiration of the applicable grace period provided in
Section 16.1 or elsewhere in this Lease.

                  ARTICLE 19.  NO REPRESENTATIONS BY LANDLORD

                  Except as expressly set forth in this Lease, Landlord and Landlord's agents have made no warranties, representations, statements or promises with respect to (a) the rentable and usable areas of the Premises or the Building, (b) the amount of any current or future Labor Rates or Taxes, (c) the compliance with applicable Legal Requirements of the Premises or the Building, or (d) the suitability of the Premises for any particular use or purpose. No rights, easements or licenses are acquired by Tenant under this Lease, by implication or otherwise, except as expressly set forth herein. This Lease (including any Exhibits referred to herein and all

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

supplementary agreements provided for herein) contains the entire agreement between the parties and all understandings and agreements previously made between Landlord and Tenant are merged in this Lease, which alone fully and completely expresses their agreement. Tenant is entering into this Lease after full investigation, and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

                  ARTICLE 20.  END OF TERM

                  Section 20.1 Upon the expiration or other termination of this Lease, Tenant shall quit and surrender to Landlord the Premises, vacant, broom clean, in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all of Tenant's Property from the Premises, and this obligation shall survive the expiration or sooner termination of the Term. If the last day of the Term or any renewal thereof falls on Saturday or Sunday, this Lease shall expire on the Business Day immediately preceding. Tenant expressly waives, for itself and for any Person claiming through or under Tenant, any rights which Tenant or any such Person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article 20.

                  Section 20.2 Tenant acknowledges that Tenant or any Tenant Party remaining in possession of the Premises after the expiration or earlier termination of this Lease would create an unusual hardship for Landlord and for any prospective tenant. Tenant therefore covenants that if for any reason Tenant or any Tenant Party shall fail to vacate and surrender possession of the Premises or any part thereof on or before the expiration or earlier termination of this Lease and the Term, then Tenant's continued possession of the Premises shall be as a "month-to-month" tenant, during which time, without prejudice and in addition to any other rights and remedies Landlord may have hereunder or at law, Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over, an amount equal to one and one half (1 1/2) times the total monthly amount of Fixed Rent and Additional Rent payable hereunder. The provisions of this Section 20.2 shall not in any way be deemed to
(a) permit Tenant to remain in possession of the Premises after the Expiration Date or sooner termination of this Lease or (b) imply any right of Tenant to use or occupy the Premises upon expiration or termination of this Lease and the Term, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article 20. Tenant's obligations under this Article 20 shall survive the expiration or earlier termination of this Lease.

                  ARTICLE 21.  QUIET ENJOYMENT

                  For so long as this Lease is in full force and effect, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any Person lawfully claiming through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease.

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


                  ARTICLE 22.    NO WAIVER; NON-LIABILITY

                  Section 22.1 No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this Lease or a surrender of the Premises. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise.

                  Section 22.2 The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all of the force and effect of an original violation. The receipt by Landlord of Fixed Rent and/or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. Landlord shall not enforce the Rules and Regulations against Tenant in a discriminatory manner. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent or any Additional Rent shall be deemed to be other than on account of the next installment of Fixed Rent or Additional Rent, as the case may be, or as Landlord may elect to apply same, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Fixed Rent or Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Fixed Rent or Additional Rent or pursue any other remedy in this Lease provided. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. All references in this Lease to the consent or approval of Landlord shall be deemed to mean the written consent or approval of Landlord and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.

                  Section 22.3 (a) Except to the extent arising from the negligence or willful misconduct of Landlord or its agents, employees or contractors, neither Landlord nor its agents shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature provided, however, that Tenant shall, in accordance with Section 10.2, first

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

look for recovery to any insurance required to be carried by Tenant pursuant to the terms of this Lease; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Premises or in the Building (except that Landlord shall be required to repair the same to the extent provided in Article
5). Nothing in the foregoing shall affect any right of Landlord to the indemnity from Tenant to which Landlord may be entitled under Article 28 in order to recoup for payments made to compensate for losses of third parties.

                  (b) If, at any time or from time to time, any windows of the Premises are temporarily closed, darkened or bricked-up for any reason whatsoever, or any of such windows are permanently closed, darkened or bricked-up if required by any Legal Requirement or related to any construction upon property adjacent to the Real Property by parties other than Landlord, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of Fixed Rent or Additional Rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction or constructive eviction of Tenant from the Premises. Landlord shall take such reasonable measures as may be available to Landlord (without the commencement or prosecution of legal action or the expenditure of money) to minimize the period of time during which any such windows are temporarily closed, darkened or bricked up. Landlord shall not voluntarily close or darken such windows except temporarily in connection with repairs or maintenance permitted or required hereunder.

                  ARTICLE 23.       WAIVER OF TRIAL BY JURY

                  The respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or for the enforcement of any remedy under any statute, emergency or otherwise. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding (unless failure to impose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

                  ARTICLE 24.       INABILITY TO PERFORM

                  This Lease and the obligation of Tenant to pay Fixed Rent and Additional Rent hereunder and the obligations of Landlord and Tenant to perform all of the other covenants and agreements hereunder will not be affected, impaired or excused because the other party hereto is unable to fulfill any of its obligations under this Lease expressly or impliedly to be performed by such party or because such party is unable to make, or is delayed in making any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, if either Landlord or Tenant is prevented or delayed from so


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doing by reason of strikes or labor troubles or by accident, or by any cause whatsoever reasonably beyond such party's control, including laws, governmental preemption in connection with a national emergency or by reason of any Legal Requirements or by reason of the conditions of supply and demand which have been or are affected by war or other emergency ("Unavoidable Delays"), but a party's inability to pay any amount of money shall in no event be deemed an Unavoidable Delay.

                  ARTICLE 25.       BILLS AND NOTICES

                  Except as otherwise expressly provided in this Lease, any bills, statements, consents, notices, demands, requests or other communications given or required to be given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (against a signed receipt), sent by a nationally recognized overnight courier service, or sent by registered or certified mail (return receipt requested) and addressed:

                  if to Tenant, (a) at Tenant's address at the Premises,
         Attention: Marie J. Toulantis (or, if a regularly scheduled rent bill or rent escalation statement, Mike Caputo), or (b) at any place where Tenant or any agent or employee or Tenant may be found if mailed subsequent to Tenant's abandoning or surrendering the Premises, in either case (except if a routine bill or statement), with a copy to Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, New York 10104, Attention: Michael N. Rosen, Esq.; or

                  if to Landlord, as follows: 111 Chelsea LLC, c/o Taconic Investment Partners LLC, 1500 Broadway, New York, New York 10036,
         Attention: Mr. Paul Pariser, with a copy to: Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, Attention: Robert S. Nash, Esq.

Any such bill, statement, consent, notice, demand, request or other communication given as provided in this Article 25 shall be deemed to have been rendered or given (i) on the date when it shall have been hand delivered, (ii) three (3) Business Days from the date when it shall have been mailed, or (iii) one (1) Business Day from the date when it shall have been sent by overnight courier service.

                  ARTICLE 26.       RULES AND REGULATIONS

                  Landlord reserves the right, from time to time, to adopt additional reasonable and non-discriminatory Rules and Regulations and to reasonably amend the Rules and Regulations then in effect on a nondiscriminatory basis. Tenant and all Tenant Parties shall comply with the Rules and Regulations, as so supplemented or amended. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees. If there shall be any inconsistencies between this Lease and the Rules and Regulations, the provisions of this Lease shall prevail.


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                  ARTICLE 27.       BROKER

                  Section 27.1 Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Lease other than Insignia/Edward S. Gordon Company, Inc. ("Broker") and that to the best of its knowledge and belief, no other broker, finder or similar Person procured or negotiated this Lease or is entitled to any fee or commission in connection herewith. Landlord has agreed to pay or cause to be paid a commission to Broker in connection with this Lease pursuant to a separate written agreement.

                  Section 27.2 Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Lease, or the above representation being false. The provisions of this Article 27 shall survive the expiration or earlier termination of the Term.

                  ARTICLE 28.       INDEMNITY

                  Section 28.1 Tenant shall not do or permit any act or thing to be done upon the Premises which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of law or of any Legal Requirement, but shall exercise such control over the Premises as to fully protect Landlord against any such liability. Tenant shall defend, indemnify and save harmless Landlord from and against (a) all claims of whatever nature against Landlord arising from any act, omission or negligence of Tenant or any Tenant Party, (b) all claims against Landlord arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Premises, (c) all claims against Landlord arising from any accident, injury or damage occurring outside of the Premises but anywhere within or about the Real Property, where such accident, injury or damage results or is claimed to have resulted from an act, omission or negligence of Tenant or any Tenant Party, and (d) any breach, violation or nonperformance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.

                  Section 28.2 Tenant agrees to defend, indemnify and hold harmless Landlord and any partner, shareholder, director, officer, principal, employee or agent, directly and indirectly, of Landlord, from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including reasonable attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against Landlord or any such party directly or indirectly based on, or arising or

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resulting from (a) the actual or alleged presence of Hazardous Materials on the
Premises or in the Building which is caused or (provided same is within Tenant's reasonable control) permitted by Tenant, and (b) any Environmental Claim relating in any way to Tenant's operation or use of the Premises or the Building. The provisions of this Section 28.2 shall survive the expiration or sooner termination of this Lease.

                  Section 28.3 In no event shall Tenant be obligated to defend, indemnify or save harmless Landlord or any partner, shareholders, director, officer, principal, employee or agent of Landlord against any loss, cost or damage to the extent such loss, cost or damage is caused solely by the negligence or misconduct of such party claiming a right to be indemnified.

                  ARTICLE 29.       REDUCED PREMISES

                  Throughout the Term, including renewals and extensions, Tenant agrees that Landlord shall have the right, upon Landlord's giving Tenant not less than thirty (30) days prior written notice, to recapture a portion or portions of the Premises solely for the purpose of (a) installing additional elevator(s) in the Building, together with such space as may be required for lobbies and other common areas, (b) improving the Building Systems, or (c) constructing public corridors to create access to rentable space now existing or to be constructed in the future on the floor(s) on which the Premises are located (any or all of the foregoing work, "Building Improvements"). The amount of such recaptured space which may be taken by Landlord pursuant to this Article 29 shall be limited to the areas shown on Exhibit J to this Lease (which Landlord and Tenant hereby deem and agree consists of 1,800 Rentable Square Feet of space), and within such areas, such space as is reasonably and actually required for the proper installation, access and operation of such Building Improvements. Tenant shall provide Landlord with access to the Premises to perform the work to install and maintain the Building Improvements, including the right to take all necessary materials and equipment into the Premises, without the same constituting an eviction, and Tenant shall not be entitled to any damages by reason of loss or interruption of business or otherwise. Landlord shall use reasonable efforts to minimize interference with Tenant's access to and use and occupancy of the Premises in making any Building Improvements; provided, however, that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever, unless reimbursed by Tenant therefor within ten (10) days after demand. Promptly following the completion of any Building Improvements, Landlord shall at Landlord's expense make such repairs to and restoration of the Premises and reasonable access thereto (including installation of demising walls) as may be reasonably required as a direct result thereof. Upon the earlier of (i) the date set forth for such recapture in Landlord's notice described above, or (ii) the date on which Landlord's work in the space to be recaptured renders such space unusable by Tenant for the ordinary conduct of its business therein, the Lease shall be deemed automatically amended by the deletion of such recaptured space from the Premises, Fixed Rent and Additional Rent shall be reduced in the proportion which the area of the part of the Premises so recaptured bears to the total area of the Premises immediately prior thereto, and Tenant shall promptly vacate and surrender such portion of the Premises to Landlord, and Landlord shall pay Tenant an amount equal to (i) Tenant's actual out-of-pocket costs in performing any Tenant's Alterations made to such recaptured space, minus (ii) the amount of Landlord's Contribution applied to the performance of such Tenant's

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Alterations, amortized on a straight-line basis over a ten-year period (measured from the date of substantial completion of the Alteration in question). Except as otherwise specifically set forth in this Article 29, the terms and conditions of this Lease shall not be modified by reason of any such recapture of space, Building Improvements or the maintenance thereof.

                  ARTICLE 30.       RIGHT OF FIRST OFFER

                  Section 30.1 If at any time prior to the tenth (10th) anniversary of the Commencement Date, Landlord shall propose to lease all or any portion of the space on the ninth (9th) floor of the Building which is contiguous to the Premises as then constituted (all or any such portion of such space, an "Expansion Space"), Landlord shall in each such case deliver notice thereof to Tenant (the "Expansion Notice") setting forth (i) a description of the Expansion Space in question, (ii) the Fixed Rent, (iii) the number of Rentable Square Feet (determined in accordance with the standard set forth in Section 30.4(e), (iv) the amount of electrical power (which shall be the then-Building standard number of watts per square foot) for the Expansion Space, and (v) the date Landlord anticipates that such Expansion Space will become available for leasing. Provided that all of the conditions precedent set forth in this Article 30 are fully satisfied by Tenant, Tenant shall have the option (the "Expansion Option"), exercisable by Tenant delivering written notice to Landlord (an "Acceptance Notice") within ten (10) business days of the giving by Landlord of the Expansion Notice, to lease the Expansion Space upon the terms and conditions set forth in this Article 30, and this Lease shall thereupon be modified as provided in Section 30.4. Time shall be of the essence as to Tenant's giving of any Acceptance Notice. The Expansion Option may be exercised only with respect to all of the Expansion Space which is the subject of an Expansion Notice. If Tenant fails to timely give an Acceptance Notice with respect to any Expansion Space, Landlord shall be free to lease such Expansion Space to any third party or to otherwise dispose of such Expansion Space, and Tenant shall have no further rights hereunder to lease any such Expansion Space; provided, however, that if Landlord leases such Expansion Space to a third party, and subsequently (but prior to the tenth anniversary of the Commencement
Date) such Expansion Space becomes available for leasing, then Tenant's rights under this Article 30 shall again be applicable to such Expansion Space.

                  Section 30.2 For purposes of this Article 30, the phrase "available for leasing" shall mean that on the date set forth in the Expansion Notice as being the date Landlord anticipates that such Expansion Space will become available for leasing, (a) no party leases or occupies the Expansion Space, whether pursuant to a written lease or other written agreement, and (b) no party holds any written option or right to lease and/or occupy the Expansion Space, or to renew its lease and/or right(s) of occupancy therefor. In addition, so long as a tenant or other occupant leases or occupies a portion of the Expansion Space, Landlord shall be free to extend any such tenancy or occupancy, whether or not pursuant to a written lease or other agreement, and such space shall not be deemed to be available for leasing, unless Landlord shall then have given Tenant an Expansion Notice with respect to such space. In no event shall Landlord be liable to Tenant for any failure by any then existing tenant or occupant to vacate any of the Expansion Space. Landlord agrees that from and after the date hereof, it will not grant any rights to any tenant or other occupant of the Building with respect to the Expansion Space unless such rights are subordinate to the rights granted Tenant hereunder, except (i) to tenants or other occupants leasing or occupying such portions of the Expansion Space as of the date hereof, or (ii)

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to new tenants or occupants of a portion of the Expansion Space after Landlord shall have duly offered such Expansion Space to Tenant pursuant to this Article 30 and Tenant shall have failed to timely give an Acceptance Notice with respect to such Expansion Space. Landlord represents that to the best of its knowledge, as of the date of this Lease, the tenants and other occupants leasing or occupying premises which may become subject to the provisions of Section 30.1 are as set forth on Exhibit L annexed hereto.

                  Section 30.3 Tenant shall have no right to exercise the Expansion Option unless all of the following conditions have been satisfied on the date of the Acceptance Notice and on the Expansion Space Commencement Date (as defined in Section 30.4):

                           (a) No Event of Default shall have occurred and be continuing under this Lease; and

                           (b) The named Tenant hereunder (or a permitted assignee, sublessee, successor or transferee pursuant to Section 13.10, but not any other assignee or successor tenant), or its Affiliates shall occupy not less than seventy five percent (75%) of the rentable area of the Premises.

                  Section 30.4 Provided that Tenant timely delivers an Acceptance Notice, then, effective as of the date on which Landlord delivers the Expansion Space to Tenant (the "Expansion Space Commencement Date"):

                           (a) the Expansion Space shall be added to and be deemed to be a part of the Premises for all purposes of this Lease (except as otherwise provided in this Article 30);

                           (b) the Expansion Space shall be delivered "as is", and Landlord shall not be obligated to perform any work with respect thereto;

                           (c) Fixed Rent for the Expansion Space shall be determined as of the Expansion Space Commencement Date, and shall be the greater of (i) ninety five percent (95%) of the fair market rental (the "FMV") for the Expansion Space as set forth in the Expansion Notice, or (ii) the total of the per square foot amount of Fixed Rent then payable under this Lease, multiplied by the number of rentable square feet contained in the Expansion Space;

                           (d) Tenant shall pay Tenant's Tax Payment and Tenant's Labor Rate Payment with respect to the Expansion Space in accordance with the Base Taxes and the Base Labor Rate applicable thereto as set forth in Article 6;

                           (e) Tenant's Share shall be proportionately increased to reflect the inclusion of the Expansion Space in the Premises, and the Premises Area shall be deemed to have been increased by the number of Rentable Square Feet contained in the Expansion Space (as determined in accordance with the standard of measurement then employed by Landlord); and

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                           (f)  Each Guarantor shall execute and deliver to
         Landlord a reconfirmation of its guaranty, in form and substance satisfactory to Landlord.

                  Section 30.5 If Landlord shall be prevented from delivering possession of any portion of the Expansion Space to Tenant as provided for in this Article 30 due to the holding over or retention of possession of any tenant or any other occupant after using reasonable efforts to obtain possession thereof, including, if necessary in Landlord's reasonable judgment, the initiation and diligent prosecution of appropriate legal proceedings against any such holdover tenant or other occupant, Landlord shall not be subject to any liability for failure to give possession of the Expansion Space to Tenant, the validity of this Lease shall not be impaired thereby, and Tenant shall take possession of the Expansion Space when, as and if such space can be delivered to Tenant; provided, however, that (a) Landlord shall keep Tenant advised of the progress of Landlord's efforts to obtain possession of such space, and (b) Tenant shall have no obligation to lease any Expansion Space as to which Landlord offers to deliver possession to Tenant more than one (1) year after the date of the applicable Acceptance Notice.

                  Section 30.6 (a) If Tenant shall, within ten (10) days of the giving by Landlord of the Expansion Notice, dispute Landlord's calculation of the FMV for the Expansion Space as set forth in an Expansion Notice, such dispute shall be submitted to arbitration and shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association Real Estate Valuation Arbitration Proceeding Rules. Such arbitrator shall be impartial and shall have not less than ten (10) years' experience in the New York metropolitan area in a calling related to the leasing of commercial space in buildings comparable to the Building, and the fees of such arbitrator shall be shared by Landlord and Tenant.

                  (b) Within fifteen (15) days following the appointment of such arbitrator, each party shall attend a hearing before such arbitrator wherein each party shall submit a report setting forth its determination of the FMV of the Expansion Space, together with such information on comparable rentals, or such other evidence, as such party shall deem relevant.

                  (c) The arbitrator shall, within fifteen (15) days following such hearing and submission of evidence, render his or her decision by selecting the determination of FMV of the Expansion Space submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the FMV of the Expansion Space. It is expressly understood that the decision of such arbitrator shall be final and binding upon the parties hereto.

                  (d) (i) For purposes of the foregoing arbitration the Expansion Space shall be considered in its "as is" condition, reasonable wear and tear excepted.

                           (ii) Additionally, for purposes of the determination
of the FMV of the Expansion Space, whether by estimate of Landlord or by arbitration, Landlord or such arbitrator shall take into account the then current rentals or occupancy fees which Landlord shall then be receiving for the renting of or granting of use or occupancy rights for comparable office space in the Building for the Permitted Use, taking into account rent concessions, abatement periods and construction allowances then being granted for comparable space. The Base Taxes and the Base Labor Rate applicable to Tenant's Tax Payment and Tenant's Labor Rate Payment, respectively,

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to be made by Tenant with respect to the Expansion Space pursuant to Article 6, shall not be modified for purposes of the determination of the FMV for the Expansion Space hereunder; provided, however, that the determination of the FMV hereunder shall take into account the Base Taxes, the Base Labor Rates, and the amounts payable hereunder for Tenant's Tax Payment and Tenant's Labor Rate Payment, in assessing comparable rental rates.

                           (iii) It is expressly understood that any
determination of the FMV for the Expansion Space shall be based on the assumptions and criteria stated in this Article 30, and that the arbitrator shall not have the power to add to, modify or change any of the provisions of this Lease.

                  (e) After a determination has been made of the FMV for the Expansion Space (whether or not determined in accordance with this Section 30.6), the parties shall execute and deliver to each other an agreement setting forth the Fixed Rent therefor as hereinabove determined, and the other terms, provisions, covenants and conditions of the leasing of the Expansion Space, which terms, conditions, covenants and provisions shall be as set forth in
Section 30.4.

                  (f) If the final determination of Fixed Rent for the Expansion Space shall not be made on or before the Expansion Space Commencement Date in accordance with the provisions of this Article 30, then pending such final determination, Tenant shall pay as the Fixed Rent for the Expansion Space the amount of Fixed Rent as set forth by Landlord in the Rental Notice. If, based upon the final determination of such Fixed Rent as provided herein, the payments made by Tenant on account of Fixed Rent were (i) less than the Fixed Rent as finally determined in accordance with the provisions hereof, Tenant shall pay to Landlord the amount of such deficiency within ten (10) days after demand therefor, or (ii) greater than Fixed Rent as finally determined in accordance with the provisions hereof, Landlord shall, at Landlord's option, either credit the amount of such excess against the next installments of Fixed Rent due under this Lease, or refund the amount of such excess to Tenant.

                  ARTICLE 31.       LANDLORD'S CONTRIBUTION

                  Section 31.1 (a) Landlord shall contribute toward the actual cost of the Initial Alterations (including carpeting, wall covering, telephone and computer installations and wiring, and "soft costs" incurred in connection with such alterations, including architectural, consulting, engineering and legal fees, provided that such "soft costs" shall not exceed ten percent (10%) of Landlord's Contribution) an amount ("Landlord's Contribution") equal to the lesser of (a) One Million Eight Hundred Seventeen Thousand Eight Hundred and 00/100 Dollars ($1,817,800.00) (subject, however, to reduction in the amounts set forth in Subsections 31.1(a)(ii) and 31.1(a)(iii) in the event that Tenant shall exercise one or more of its rights of partial termination pursuant to
Section 2.3), or (b) the aggregate amount of all costs and expenses actually incurred by Tenant in connection with the Initial Alterations; provided, however, that this Lease shall be in full force and effect and no Event of Default shall have occurred and be continuing hereunder, and provided, further, that Landlord's Contribution shall be payable in stages commencing on the Delivery Date with respect to each Space, in the following maximum amounts:

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                           (i) with respect to Space A, (a) Fifteen Thousand and
         00/100 Dollars ($15,000.00) toward Tenant's renovation of the two (2) existing bathrooms on the ninth avenue side lobby of the ninth floor of the Building in order to comply with the requirements of the ADA in Space A as more particularly set forth in Section 4.3(v), and (b) Nine Hundred Twenty One Thousand Sixty and 00/100 Dollars ($921,060.00) for the other items of Tenant's Initial Alterations applicable to Space A;

                           (ii) with respect to Space B, Five Hundred Fifteen Thousand Two Hundred Sixty and 00/100 Dollars ($515,260.00); and

                           (iii) with respect to Space C, Three Hundred Sixty Six Thousand Four Hundred Eighty and 00/100 Dollars ($366,480.00).

                  (b) Any cost of the Initial Alterations in excess of Landlord's Contribution shall be paid by Tenant. Tenant shall not be entitled to receive any portion of Landlord's Contribution with respect to each Space (and with respect to Tenant's bathroom renovations as set forth in Section 31.1(a)(i)) if such funds are not actually expended by Tenant in the performance of the Initial Alterations for such Space (or in the performance of such bathroom renovations, as applicable), nor shall Tenant have any right to apply any unexpended portion of Landlord's Contribution as a credit against Fixed Rent, Additional Rent or any other obligation of Tenant hereunder. No part of Landlord's Contribution may be assigned by Tenant prior to actual payment thereof by Landlord to Tenant.

                  (c) A portion of the Initial Alterations, to be constructed at a cost of $1,817,800 (subject to reduction as set forth in Section 31.1(a)), shall be deemed to be paid for from Landlord's Contribution, and such portion of the Initial Alterations shall not be deemed alterations, additions or improvements made at Tenant's expense, and Landlord shall be the owner of such portion of the Initial Alterations for all purposes (including financial reporting and income tax purposes).

                  Section 31.2 Landlord shall make progress payments to Tenant on a monthly basis, for the work performed during the previous month, less a retainage of 10% of each progress payment (the "Retainage"). Each of Landlord's progress payments will be limited to an amount equal to (a) the aggregate amounts (reduced by the Retainage) theretofore paid by Tenant (as certified by an authorized officer of Tenant and by Tenant's independent, licensed architect) to Tenant's contractors, subcontractors and material suppliers (excluding any payments for which Tenant has previously been reimbursed out of previous disbursements from Landlord's Contribution), multiplied by (b) a fraction, the numerator of which is the amount of Landlord's Contribution applicable to the Space (or such bathroom renovations, if applicable) which is the subject of the advance requested by Tenant, and the denominator of which is the total contract price (or, if there is no specified or fixed contract price for the Initial Alterations, then Landlord's reasonable estimate thereof) for the performance of all of the Initial Alterations to be made to the Space (or such bathroom renovations, if applicable) which is the subject of the advance requested by Tenant, as shown on the plans and specifications approved by Landlord. Provided that Tenant delivers requisitions to Landlord on or prior to the first (1st) day of any month, such progress payments shall be made within thirty (30) days next following the delivery to Landlord of

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


requisitions therefor, signed by a financial officer of Tenant, which requisitions shall set forth the names of each contractor and subcontractor to whom payment is due, and the amount thereof, and shall be accompanied by (i) with the exception of the first requisition, copies of partial waivers of lien from all contractors, subcontractors and material suppliers covering all work and materials which were the subject of previous progress payments by Landlord and Tenant, (ii) a written certification from Tenant's architect that the work for which the requisition is being made has been completed substantially in accordance with the plans and specifications approved by Landlord, and (iii) such other documents and information as Landlord may reasonably request. Any requisitions made following the first (1st) day of any month shall be paid no later than the last day of the month following the month in which such requisitions are made. Landlord shall disburse the Retainage with respect to any Space upon submission by Tenant to Landlord of a requisition therefor, accompanied by all documentation required under this Section 31.2, together with
(A) proof of the satisfactory completion of all required inspections and issuance of any required approvals, permits and sign-offs for the Initial Alterations for such Space by all Governmental Authorities having jurisdiction thereover, (B) final "as-built" plans and specifications for the Initial Alterations for such Space as required pursuant to Section 3.2(d), and (C) the issuance of final lien waivers by all contractors, subcontractors and material suppliers covering all of the Initial Alterations for such Space; provided, however, that notwithstanding Tenant's failure to deliver final lien waivers from one or more such contractors, subcontractors or suppliers providing materials or services costing, in the aggregate, no more than five percent (5%) of the total amount of Landlord's Contribution, and provided that Tenant shall deliver to Landlord a written notification stating that Tenant is engaged in a bona fide dispute with such contractor, subcontractor or supplier, then Landlord shall disburse to Tenant that portion of the Retainage for which Tenant has duly delivered lien waivers to Landlord. Notwithstanding anything to the contrary set forth in this Section 31.2, if Tenant fails to pay when due any sums due and payable to any of Tenant's contractors or material suppliers, then unless Tenant shall have notified Landlord that Tenant is disputing sums due to such contractor or material supplier, and subject to the provisions of the immediately preceding sentence, Landlord shall have the right, but not the obligation, upon fifteen (15) days notice to Tenant, to promptly pay to such contractor or supplier all sums so due from Tenant, and sums so paid by Landlord shall be deducted from the amount of Landlord's Contribution then unpaid (to the extent of such unpaid amount), and the balance of such sums so due from Tenant shall be deemed Additional Rent and shall be paid by Tenant within ten (10) days after Landlord delivers to Tenant an invoice therefor. If Landlord fails to disburse Landlord's Contribution or any portion thereof when required after all conditions therefor have been met by Tenant as set forth in this Section 31.2, then, if such failure of Landlord shall continue for thirty (30) days following notice from Tenant of such failure, Tenant shall have the right to apply the amount of such installment of Landlord's Contribution not paid by Landlord as an offset against the next ensuing installment(s) of Fixed Rent becoming due under this Lease.

                  ARTICLE 32.       SECURITY DEPOSIT

                  Section 32.1 Tenant has deposited with Landlord the sum of Five Million and 00/100 Dollars ($5,000,000.00) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant (all or any part of such amount, the "Security Deposit"). If an Event of Default shall have occurred with respect to any provision of this Lease, including but not limited to (i) the provisions relating to the payment of Fixed Rent and Additional Rent, or (ii) any default beyond applicable notice and grace periods under Tenant's Other Lease; then Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any Fixed or Additional Rent or any other sum in default or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of such Event of Default, or to compensate Landlord for any other loss, cost or damage to which Landlord is entitled pursuant to this Lease by reason of such Event of Default. Landlord shall give Tenant notice contemporaneously with such use or application of any portion of the Security Deposit. Tenant shall, within five (5) days after the giving of such notice, deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the amount then required pursuant to the terms of this Article 32 (Tenant's obligation to make such payment shall be deemed a requirement that Tenant pay an item of Additional Rent) and Tenant's failure to do so shall be a breach of this Lease. Landlord shall deposit the Security Deposit, if in cash, in an interest-bearing account in a bank with a branch in New York State; however, Landlord shall not, unless otherwise required by Legal Requirements, pay interest to Tenant on the Security Deposit, and if Landlord is required to maintain the Security Deposit in an interest bearing account, Landlord will retain the maximum amount permitted under Legal Requirements as a bookkeeping and administrative charge. Tenant shall not assign or encumber any part of the Security Deposit, and no assignment or encumbrance by Tenant of all of any part of the Security Deposit shall be binding upon Landlord, whether made prior to, during, or after the Term. Landlord shall not be required to exhaust its remedies against Tenant or against the Security Deposit before having recourse to any other form of security held by Landlord and recourse by Landlord to any Security Deposit shall not affect any remedies of Landlord which are provided in this Lease or which are available to Landlord in law or in equity. If Tenant shall fully and faithfully perform every covenant and provision of this Lease to be performed and observed by Tenant, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days after the expiration or sooner termination (other than a termination pursuant to Article
16) of the Term and Tenant's surrender to Landlord of the Premises. In the event the Building is sold, Landlord shall transfer the Security Deposit to the new owner and Landlord shall thereupon be released by Tenant from all liability for the return of said Security Deposit; and Tenant agrees to look to the new owner solely for the return of the Security Deposit. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence. Landlord shall use reasonable efforts to notify or cause Tenant to be notified in the event of any transfer of the Building.

                  Section 32.2 In lieu of a cash deposit, Tenant may deliver to Landlord a clean, irrevocable, non-documentary and unconditional letter of credit (the "Letter of Credit") issued by and drawn upon any commercial bank, trust company, national banking association or savings and loan association having offices for banking purposes in the City of New York and which is a member of the New York Clearinghouse Association (the "Issuing Bank") and which (or the parent company of which) shall have outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA" or better by Standard & Poor's Corporation, and has combined capital, surplus and undivided profits of not less than $500,000,000.00, which Letter of Credit shall have a term of not less than one year, be in form and content satisfactory to Landlord (and substantially as shown on Exhibit D to this Lease), be for the account of Landlord, be in the amount of the Security Deposit then required to be deposited hereunder, and be fully transferable by Landlord to successor owners of the Building without the payment of any fees or charges, it being agreed that if any such fees or charges shall be so imposed, such fees or charges shall be paid by Tenant. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the term of this Lease, unless the Issuing Bank sends notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the Letter of Credit that it elects not to have such Letter of Credit renewed. Additionally, the Letter of Credit shall provide that Landlord shall have the right, exercisable within twenty (20) days of its receipt of the Non-Renewal Notice, by sight draft on the Issuing Bank, to receive the monies represented by the existing Letter of Credit and to hold such proceeds pursuant to the terms of this Section 32.2 as a cash security pending the replacement of such Letter of Credit. If an Event of Default shall have occurred and be continuing with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Fixed Rent and Additional Rent, Landlord may apply or retain the whole or any part of the cash security so deposited or may notify the Issuing Bank and thereupon receive all the monies represented by the Letter of Credit and use, apply, or retain the whole or any part of such proceeds, as provided in this Section 32.2. Any portion of the cash proceeds of the Letter of Credit not so used or applied by Landlord in satisfaction of the obligations of Tenant as to which such Event of Default shall have occurred shall be deposited by Landlord and retained in an interest-bearing account as provided in Section 32.1. If Landlord applies or retains any part of the cash security or proceeds of the Letter of Credit, as the case may be, Tenant shall, within five (5) days after written demand therefor, deposit with Landlord the amount so applied or retained so that Landlord shall have the full Security Deposit required pursuant to Section 32.1 on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Letter of Credit shall be returned to Tenant within thirty (30) days after the Expiration Date and after delivery of possession of the Premises to Landlord. In the event of a sale of Landlord's interest in the Premises, within thirty (30) days of notice of such sale or leasing, Tenant, at Tenant's sole cost and expense, shall arrange for the transfer of the Letter of Credit to the new landlord, as designated by Landlord, or have the Letter of Credit reissued in the name of the new landlord and Landlord shall thereupon be released by Tenant from all liability for the return of the Letter of Credit; provided, however, that if the Letter of Credit is reissued, Landlord shall return the original Letter of Credit issued in Landlord's name to Tenant.

                  Section 32.3 (a) Notwithstanding anything set forth in this
Article 32 to the contrary, and provided that each of the conditions set forth in Section 32.3(b) shall have been satisfied, then reasonably promptly after notice from Tenant to Landlord, signed by an authorized financial officer of Tenant and certifying that the condition set forth in Section 32.3(b)(ii) has been satisfied, the Security Deposit shall be reduced to $3,002,292.00.

                  (b) The following are the conditions precedent to the reduction of the Security Deposit as provided in Section 32.3(a):

                  (i) no Event of Default shall have occurred and be continuing with respect to any provision of this Lease, including the provisions relating to the payment of Fixed Rent and Additional Rent;

                  (ii) Tenant shall have submitted to Landlord true and complete copies of (A) if Tenant is a publicly traded Entity, Tenant's annual financial statements as filed with the Securities and Exchange Commission, or (B) if Tenant is not a publicly traded Entity, Tenant's annual financial statements for the preceding three (3) fiscal years of Tenant (the "Financial Statements"), audited by a firm of certified public accountants reasonably satisfactory to Landlord, (including B.D.O. Seidman), and substantially in the form of Tenant's financial statement delivered by Tenant to Landlord immediately prior to the execution and delivery of this Lease, showing that:

                           (A) for the eight (8) immediately preceding fiscal
                  quarters of Tenant (which shall not include any fiscal quarter all or part of which falls within calendar year 1999 or earlier years), Tenant shall have achieved positive "Net Cash Flow from Operating Activities" after payment of all operating expenses and debt service, as evidenced in the Statement of Cash Flows contained in the Financial Statements; and

                           (B) Tenant has a net worth, computed in accordance
                  with generally accepted accounting principles consistently applied, of not less than Three Hundred Million and 00/100 Dollars ($300,000,000.00).

                  (c) If Tenant has deposited the Security Deposit in cash, Landlord shall refund to Tenant the amounts by which the Security Deposit is reduced pursuant hereto, within fifteen (15) days after notice from Tenant pursuant to Section 32.3(a). If Tenant has provided a Letter of Credit, then, provided that Tenant tenders to Landlord a replacement Letter of Credit (which replacement must meet the applicable requirements set forth in Section 32.2) for the appropriately reduced amount of the Security Deposit, Landlord shall exchange the Letter of Credit then held by Landlord for the replacement Letter of Credit tendered by Tenant. Tenant may, in lieu of replacing the Letter of Credit, cause the Letter of Credit to be amended as of the date of such reduction to reflect the reduced Security Deposit pursuant hereto.

                  Section 32.4 Notwithstanding anything set forth in this
Article 32 to the contrary: (a) if Tenant shall provide Landlord with a Guaranty, substantially in the form attached as Exhibit O to this Lease, of Tenant's obligations under this Lease executed by Bertelsmann, then the Security Deposit shall be reduced to $1,500,000.00; and (b) if Tenant shall provide Landlord with a guaranty, substantially in the form attached as Exhibit O to this Lease, of Tenant's obligations under this Lease executed by B&N Inc., then the Security Deposit shall be reduced to $3,002,292.00, provided that at the time of execution and delivery of any such Guaranty, Tenant shall provide to Landlord reasonable evidence that such guarantor shall have a net worth, computed in accordance with generally accepted accounting principles consistently applied, of not less than $300,000,000.00.

                  ARTICLE 33.       BUILDING NAME AND SIGNAGE; FLAGPOLE

                  Section 33.1 The Building may be designated and known by any name Landlord may choose and such designated name may be changed from time to time in Landlord's sole discretion. Tenant shall not refer to or otherwise characterize the Building, in any written material generated or circulated by Tenant, as the "barnesandnoble.com Building" or any other name identifying the Building with Tenant, and shall not place any signage anywhere in or on the Building or the Premises, except as specifically permitted in this Section 33.1. So long as the named Tenant hereunder and its Affiliates ("Original Tenant") (i.e., exclusive of any subtenants who are not Affiliates) shall be in actual occupancy for the conduct of its business of not less than the greater of (a) ninety (90%) percent of the then Demised Premises or (b) 125,000 Rentable Square Feet of space (the "Signage Threshold"), Original Tenant may install and maintain, at Tenant's sole cost, at locations reasonably designated by Landlord:
(i) two signs identifying Original Tenant, to be located below the existing signs identifying Insignia/Edward S. Gordon Company, Inc. or the then managing agent of the Building on the exterior of the Ninth Avenue side of the Building,
(ii) two signs identifying Original Tenant, to be located on the wall currently housing the Building directory in the lobby on the Ninth Avenue side of the Building and (iii) a flag identifying Original Tenant on one of the existing flagpoles (designated by Landlord) attached to the exterior of the ninth floor side of the Building; provided that such signage and flag (A) shall not diminish access to and from the Building by other tenants, other occupants of the Building and the general public, (B) shall not reduce the size or accessibility of the Ninth Avenue Building entrance, (C) shall be subject to and in accordance with all Legal Requirements and all precautions and safeguards required by Landlord's insurance company, and (D) shall be approved by Landlord as to size, materials and design (which approval shall not be unreasonably withheld or delayed). Landlord may at any time during the Term after reasonable prior notice to Tenant and at Landlord's sole cost and expense relocate any of Tenant's signs or flag to locations designated by Landlord and reasonably acceptable to Tenant, in order to accommodate any changes in the arrangement or location of, or other renovations, improvements or modifications to, any public parts of the Building, provided that such relocation does not cause the visibility of such signs or flag to be interrupted or impaired, other than temporarily. Tenant shall be solely responsible for any damage caused as a result of its use of, and shall be solely responsible to promptly and diligently perform all necessary repairs or replacements to, or maintenance of, the flagpole used by Tenant, provided, however, that if Tenant's failure after five (5) days' notice from Landlord to so repair, replace or maintain the flagpole materially jeopardizes in any way Landlord's or any other tenant's property located on or within the Building, Landlord may, at Landlord's option, elect to perform such repairs, replacements or maintenance at Tenant's sole cost and expense. Landlord shall give Tenant reasonable prior notice of its election to perform such repairs, except in an emergency. Landlord represents that to the best of its knowledge, as of the date of this Lease, no other Person has the right to use the flagpole to be designated for Tenant's use; provided, however, that Tenant shall, at Landlord's request, promptly remove its flag if Landlord shall become aware of any such right of any other Person, and Tenant agrees that Landlord shall not be liable to Tenant in connection therewith.

                  Section 33.2 If and when Original Tenant is no longer in actual occupancy of the Signage Threshold, then (i) Tenant shall, at Landlord's request, remove all of the signage theretofore installed by Tenant pursuant to Section 33.1 and repair and restore in a good and workmanlike manner any damage to the Building caused by such removal.

                  Section 33.3 So long as Original Tenant shall be in actual occupancy of not less than the Signage Threshold, Landlord shall not name the Building for Borders Booksellers or Amazon.com, and, to the extent that Landlord's consent or approval is required or Landlord is otherwise in a position to make such determination, Landlord shall not cause or permit to be placed in the Building lobbies or on the Building exterior any signage identifying such companies, provided, however, that Landlord may maintain listings on the Building directory of the names of such companies, their Affiliates, officers or employees for so long as any of such Persons occupy space in the Building.

                  ARTICLE 34.       GUARANTY OF LEASE

                  Simultaneously with the execution and delivery of this Lease and as a condition to the effectiveness hereof, Tenant has delivered to Landlord an Agreement and Guaranty, executed by barnesandnoble.com inc., a Delaware corporation, in the form attached to this Lease as Exhibit O.

                  ARTICLE 35.       MISCELLANEOUS

                  Section 35.1 (a) The obligations of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and the transferee of Landlord's interest in the Building or the Real Property, as the case may be, shall be deemed to have assumed all obligations under this Lease, whether accruing prior or subsequent to such sale, conveyance, assignment or transfer. Prior to any such sale, conveyance, assignment or transfer, the liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord's interest in the Real Property and Tenant shall not look to any other property or assets of Landlord or the property or assets of any of the Exculpated Parties (defined below) in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations.

                  (b) Notwithstanding anything contained herein to the contrary, Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and no partner, shareholder, director, officer, principal, employee or agent, directly or indirectly, of Landlord (collectively, the "Exculpated Parties") shall be personally liable for the performance of Landlord's obligations under this Lease. Tenant shall not seek any damages against any of the Exculpated Parties.

                  Section 35.2 (a) Wherever in this Lease Landlord's consent or approval is required, if Landlord shall refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

                  (b) In any instance where Landlord has specifically agreed that it will not unreasonably withhold its consent to a proposed assignment of this Lease or a subletting of all or a portion thereof, Tenant may dispute the reasonableness of the withholding by Landlord of such consent by arbitration of the issue in the City of New York in accordance with the rules and regulations for commercial matters then prevailing of the American Arbitration Association or its successor (the "AAA") pursuant to a submission effected within ten (10) Business Days after notice of the withholding of consent has been given by Landlord to Tenant. Provided the rules and regulations of the AAA so permit, (i) the AAA shall, within two (2) Business Days after such submission or application, select a single arbitrator having at least ten (10) years' experience in the leasing management and/or operation commercial properties similar to the Building, (ii) the arbitration shall commence two Business Days thereafter, and (iii) the arbitrator shall make a determination within three Business Days after the conclusion of the presentation of Landlord's and Tenant's cases, which determination shall be limited to a decision upon whether Landlord's withholding of consent was reasonable. The arbitrator's determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. All actions necessary to implement such decision shall be undertaken as soon as possible, but in no event later than ten (10) Business Days after the rendering of such decision. The arbitrator's determination may be entered in any court having jurisdiction thereof. All fees payable to the AAA for services rendered in connection with the resolution of the dispute shall be paid by the unsuccessful party.

                  Section 35.3 (a) All of the Exhibits attached to this Lease are incorporated in and made a part of this Lease, but, in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Exhibits hereto, the terms and provisions of this Lease shall control. This Lease may not be changed, modified, terminated or discharged, in whole or in part, except by a writing, executed by the party against whom enforcement of the change, modification, termination or discharge is to be sought. Wherever appropriate in this Lease, personal pronouns shall be deemed to include the other genders and the singular to include the plural. Wherever a period of time is stated in this Lease as commencing or ending on any particular date, such period of time shall be deemed inclusive of such stated commencement and ending dates. The captions hereof are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof. All Article and Section references set forth herein shall, unless the context otherwise specifically requires, be deemed references to the Articles and Sections of this Lease. Whenever the words "include", "includes", or "including" are used in this Lease, they shall be deemed to be followed by the words "without limitation".

                  (b) This Lease shall be governed in all respects by the laws of the State of New York applicable to agreements executed in and to be performed wholly within said State.

                  (c) If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

                  (d) If at the commencement of, or at any time or times during the Term, the Fixed Rent and Additional Rent reserved in this Lease shall not be fully collectible by reason of any Legal Requirement, Tenant shall enter into such agreements and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such legal rent restriction be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction prior to the expiration of the Term, (i) Fixed Rent and Additional Rent shall become and thereafter be payable hereunder in accordance with the amounts reserved in this Lease for the periods following such termination, and (ii) Tenant shall pay to Landlord, if legally permissible, an amount equal to (A) the items of Fixed Rent and Additional Rent which would have been paid pursuant to this Lease but for such legal rent restriction less (B) the rents paid by Tenant to Landlord during the period or periods such legal rent restriction was in effect.

                  (e) The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors, and, except as otherwise provided in this Lease, their assigns.

                  Section 35.4 Except as expressly provided to the contrary in this Lease, Tenant agrees that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this Lease, shall be dealt with and adjudicated in the state courts of New York or the Federal courts sitting in New York City; and for that purpose hereby expressly and irrevocably submits itself to the jurisdiction of such courts. Tenant hereby irrevocably appoints the Secretary of the State of New York as its authorized agent upon which process may be served in any such action or proceeding.

                  Section 35.5 Tenant hereby irrevocably waives, with respect to itself and its property, any diplomatic or sovereign immunity of any kind or nature, and any immunity from the jurisdiction of any court or from any legal process, to which Tenant may be entitled, and agrees not to assert any claims of any such immunities in any action brought by Landlord under or in connection with this Lease. Tenant acknowledges that the making of such waivers, and Landlord's reliance on the enforceability thereof, is a material inducement to Landlord to enter into this Lease.

                         [NO FURTHER TEXT ON THIS PAGE]

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

                                    111 CHELSEA LLC, Landlord
                                    a Delaware limited liability company

                         By:      Taconic Chelsea Holdings LLC,
                                  a Delaware limited liability company,
                                  managing member

                                  By:      Taconic SL Principals LLC,
                                           a Delaware limited liability company,
                                           managing member



                                           By:     /s/Paul E. Pariser
                                               ----------------------------
                                               Name:  Paul E. Pariser
                                               Title: Member

                                    BARNESANDNOBLE.COM LLC, Tenant
                                    a Delaware limited liability company

                                    By:    /s/Marie J. Toulantis
                                        -----------------------------------
                                        Name: Marie J. Toulantis
                                        Title: Chief Financial Officer

Tenant's Federal Tax Identification Number:  13-4027879

                                    EXHIBIT A
                                    ---------

                              FLOOR PLAN OF SPACE A
                              ---------------------

The floor plan which follows is intended solely to identify the general outline of Space A, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                [Diagram Exhibit]

                                    EXHIBIT B
                                    ---------

                              FLOOR PLAN OF SPACE B
                              ---------------------

The floor plan which follows is intended solely to identify the general outline of Space B, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                [Diagram Exhibit]

                                    EXHIBIT C
                                    ---------

                              FLOOR PLAN OF SPACE C
                              ---------------------

The floor plan which follows is intended solely to identify the general outline of Space C, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                [Diagram Exhibit]

                                    EXHIBIT D
                                    ---------

                            FORM OF LETTER OF CREDIT

                          [LETTERHEAD OF ISSUING BANK]

                           LETTER OF CREDIT DEPARTMENT

                           Issue Date:  _________ ___, 199_
                           Our Number:  ________________


No.________________________________________
Irrevocable Commercial Letter of Credit

                                 Applicant:

                                 Beneficiary: ____________________________

                                 Amount (U.S.): $______________

                                 Expiry:  ____________ ___, 19__

Gentlemen:

         For the account of Applicant we hereby establish this Irrevocable Letter of Credit No. _____________________ in your favor for an amount of up to $_______________ effective immediately, available by your drafts at sight when accompanied by this Irrevocable Letter of Credit and the following document:

                  Beneficiary's statement purportedly signed by an officer of Beneficiary or Beneficiary's authorized managing agent, reading:

                           "The amount of this drawing under Irrevocable Letter
                  of Credit No. _____________ is being drawn pursuant to Lease dated __________________ ____ 199_, by and between
                  ______________________, as Landlord, and _________________, as
                  Tenant".

         All drafts must be marked "Drawn under ____________________ Bank, Irrevocable Letter of Credit No. ____________ dated _____________, 19___."

         It is a condition of this Irrevocable Letter of Credit that it shall be fully transferable by Beneficiary without any fees or charges payable by Beneficiary in connection therewith.

         It is a condition of this Irrevocable Letter of Credit that it shall be automatically extended for additional periods of one year from the present or future expiration date, unless at least 30 days prior to such expiration date we notify you in writing by certified or registered mail, return receipt requested, at the above address, that we elect not to renew this Irrevocable Letter of Credit for such additional period. Upon receipt by you of such notice you may draw drafts on us at sight for an amount not to exceed the balance remaining in this Irrevocable Letter of Credit within the then applicable expiry date.

         We hereby agree with you that drafts drawn under and in accordance with the terms of this Irrevocable Letter of Credit will be duly honored by us on delivery of this Irrevocable Letter of Credit and the document so specified, when presented at this office.

         This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500; provided, however, that in the event the expiration date occurs during an interruption of our business of the type described in Article 17 of such publication, then the expiration date shall be deemed to be automatically extended until the date which shall be five (5) days after the resumption of our business.

                                             ------------------------------
                                             Authorized Signature

                                    EXHIBIT E
                                    ---------

                              RULES AND REGULATIONS
                              ---------------------

                  1. The rights of tenants in the entrances, corridors, elevators of the Building are limited to ingress to and egress from tenants' premises for tenants and their employees, licenses and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, or elevators for any other purpose. No tenant shall invite to such tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the entrances, corridors, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of, any of the sidewalks, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of tenants, in such manner as it reasonably deems best for the benefit of tenants generally.

                  2. Tenant's employees shall not loiter around the hallways, stairways, elevators, front, roof or any other part of the Building used in common by the occupants thereof.

                  3. Tenant shall not alter the exterior appearance of the Building by installing signs, advertisements, notices or other graphics on exterior walls, or interior surfaces visible from outside, without prior written permission from Landlord. Similarly, electrical fixtures hung in offices or other spaces along the perimeter of the Building which affect its exterior appearance must be fluorescent and a quality, type, design and bulb color, previously approved in writing by Building management.

                  4. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of the tenant, shall be paid by such tenant.

                  5. The requirements of tenants will be attended to only upon application at the Building Management Office. Employees of the Building shall not perform any work or do anything outside of their regular assigned duties, unless under special instructions from the Building Management Office.

                  6. Except as specifically provided in the Lease, Tenant shall have no right of access to the roof of the Building and shall not install, repair or replace any satellite dish, antennae, fan, air conditioner or other devices on the roof of the Building without the prior written consent of Landlord. Any such device installed without such written consent shall be subject to removal, at Tenant's expense, without notice, at any time.

                  7. Exterior signs on doors and any directory tablet must be approved by Landlord.

                  8. No awnings or other projections over or around the windows shall be installed by any tenant and only such window blinds as are permitted by Landlord shall be used in any tenant's premises.

                  9. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building. The water and service closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

                  10. Tenant shall not disturb others. This rule prohibits any noise audible from the hallway, adjoining office suites or outside whether created by musical instruments, radios, television sets, group activities or any other source.

                  11. All hand trucks used in the Building shall be equipped with rubber tires and side guards.

                  12. No tenant shall install wires, conduit, sleeves or similar installations in Building shaftways without prior written consent of Landlord, and as Landlord may direct.

                  13. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations therein.

                  14. Tenants shall not permit any cooking or food odors emanating from their demised premises to be detectable in any other portions of the Building.

                  15. Tenants shall provide Building management provided with keys or combinations to all locks, bolts or other mechanical security systems except those protecting high security areas. Upon vacating the Building, tenants must return keys to storerooms, offices and toilets or pay replacement costs.

                  16. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time.

                  17. Tenants shall not keep pets, bicycles, or other vehicles in their premises without prior written approval by Landlord. Exceptions are made for seeing-eye dogs and conveyances required by handicapped persons.

                  18. Regular suppliers of outside services must be approved by Building management, which may establish hours or other conditions for entrance to the Building. Such suppliers include vendors of food, spring water, ice, towels, barbering, shoe shining and other products and services.

                  19. Canvassing, soliciting and peddling of products or services are prohibited in the Building, and tenants shall cooperate with Landlord in attempting to prevent such acts in the Building.

                  20. Landlord may refuse admission to the Building outside of normal hours to any person not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of normal business hours to register. Tenant's employees, agents and visitors shall be permitted to enter and leave the Building whenever appropriate arrangements have been previously made between Landlord and Tenant. Each tenant shall be responsible for all persons for whom such person requests such permission and shall be liable to Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the reasonable judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be rejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the building. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirements shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of the tenant. Landlord shall in no way be liable to any tenant for injury or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule.

                  21. Tenant, at its sole cost and expense, shall cause the Premises to be exterminated from time to time to the reasonable satisfaction of the Building Management Office, and shall employ such exterminators therefor as shall be approved by the Building Management Office.

                  22. Tenants shall not serve or permit the serving of alcoholic beverages in the its premises unless Tenant shall have procured host liquor liability insurance, issued by companies and in amounts reasonably satisfactory to Landlord, naming Landlord and its managing agent as additional insureds.

                  23. The Building loading docks may be used only for loading and unloading procedures. Tenants may not use the loading dock area for parking. Tenants may not place any dumpsters at the loading docks or any other portion of the Building without the prior written approval of Landlord.

                  24. No shutdowns of any Building systems will be permitted without prior written approval of Landlord and supervision by the Building engineer.

                  25. Tenant's contractors or vendors may not use any space within the Building outside the Premises for storage or moving of materials or equipment or for the location of a field office or facilities for the employees of such contractors or vendors without obtaining Landlord's prior written approval for each such use. Landlord shall have the right to terminate such use and remove all such contractor's or vendor's materials, equipment and other property from such space, without Landlord being liable to tenant or to such contractor or vendor, and the cost of such termination and removal shall be paid by Tenant to Landlord.

                  26. Tenants are required to have a full service maintenance contract covering their supplemental HVAC, Uninterrupted Power Supply (UPS) and Automatic Transfer systems, and to provide copies of such contracts to the Building management office.

                  27. The Building reserves the right to restrict the use of certain materials (i.e., Omega sprinkler heads and piping manufactured in The Republic of China) in the building based on notifications that declare the materials unsafe.

                  28. Trucks using the Tenant Shipping Platforms on the ground floor of the building, and the upper Floor Truck Lobbies will load and discharge at the place or places thereat and therein as indicated by the duly authorized representative of Landlord in charge of such operation.

                  29. Trucks using the Tenant Shipping Platforms on the ground floor of the building, and the upper floor truck lobbies, will load and discharge at the place or places thereat and therein as indicated by the duly authorized representative of Landlord in charge of such operation.

                  30. Elevators for freight handling service will be operated during Business Hours on Business Days, unless special arrangement is made with Landlord for operation at other times.

                  31. The use of the private right of way and the truck elevators will be subject to and under the reasonable direction and control of the duly authorized representative of Landlord in charge of such operation. When in the interest of continuity of service or in the interest of the common service, Tenant's freight departing from or arriving at the building by truck may at the direction of Landlord be handled over and through the Tenant Shipping Platforms on the ground floor and the freight elevators. Landlord reserves the right to direct such handling in lieu of truck elevator service.

                  32. In the interest of preserving the continuity of freight elevator service, freight will not be floored upon the freight elevator, but will at all times be handled and moved upon suitable vehicles of the indoor industrial wheeler type permitting such freight to be economically and expeditiously wheeled on and off the freight elevators. Freight which cannot be handled upon such equipment will be handled in such alternative manner as may be approved by Landlord.

                  33. (a) The Tenant Shipping Platforms located on first or ground floor of the Building are designed to accomplish the immediate transfer and movement of freight between the freight elevators and trucks. The use of such facility by Tenant or any of its agents, servants, employees, representatives or contractors will be confined to such purpose, under the reasonable direction and control of the duly authorized representative of Landlord in charge of such operation.

                  (b) No storage or holding of freight on such Tenant Shipping Platforms awaiting the arrival of trucks, or awaiting transfer by Tenant from such Tenant Shipping Platforms to the Premises, will be permitted. No automobiles of Tenant or any Tenant Party may enter on or be stored in any portion of the building, except in areas designated by Landlord, and provided Tenant pays for such parking at rates designated by Landlord, its agents or parking lessees.

                  (c) Any violation of this rule or disregard of directions issued by Landlord will give Landlord the right to handle, transfer, remove or store such freight in or to other premises in the building. When such handling, transfer, removal or storage is performed by Landlord, and when it shall be deemed necessary by Landlord to preserve the continuity of common service provided by this facility, any and all expense will be at Tenant's sole cost and expense. Landlord will not be responsible for any loss or damage which any such freight may suffer by such handling, removing or storage.

                  34. Neither Tenant nor any Tenant Party will at any time be permitted to operate any freight, passenger or truck elevator.

                  35. The Building is equipped with scuppers for carrying off water which may result from sprinkler operation or other causes. Tenant shall not, under any circumstances, deposit or permit to be deposited sweepings or any other rubbish in such scuppers, and Tenant will keep the scuppers within the Premises at all times free of any and all rubbish, sweepings, and other obstructions of any nature whatsoever.

                  36. Tenant shall not, under any circumstances, permit the accumulation of sweepings or any other rubbish in the expansion joints of the Building, or in any other portions of the Building outside of the Premises, and all such sweepings or rubbish shall be removed daily by Tenant in such manner as Landlord shall direct. Tenant will keep the Building's expansion joints free of any and all rubbish, sweepings and any other obstruction of any nature whatsoever. Tenant will not place machinery or equipment in a position so that such machinery or equipment straddles an expansion joint, or erect a partition which intersects an expansion joint, unless one end of such machinery, equipment or partition is free to permit the expansion and contraction of such expansion joint.

                  37. If any electrical or telephone installations made or operated by Tenant shall emit any electromagnetic interference, Tenant shall immediately discontinue use of such installations until such electromagnetic interference is eliminated to Landlord's satisfaction.

                  38. Tenant shall deliver to Landlord evidence that all systems, equipment and installations used by Tenant in the Building containing time- and date-related codes and internal programs, whether computerized or otherwise, shall continue through the Term, including and beyond 11:59 p.m. on December 31, 1999 (the "Millennium Date Change") without any material failure or interruption and at substantially the same level of performance as would have been provided in the absence of the Millennium Date Change. Additionally, all of Tenant's systems, equipment and installations shall be tested for operational compatibility with the following dates: 2/29/2000 and 01/01/2001. Tenant shall submit evidence of such compliance no later than 90 days following the Commencement Date.

                  39. Landlord reserves the right at any time and from time to time, to rescind, alter, waive, modify, add to or delete, in whole or in part, any of these Rules and Regulations in order to protect the comfort, convenience and safety of all tenants at the Building. Tenant shall not have any rights or claims against Landlord by reason of non-enforcement of these rules and regulations against any tenant, and such non-enforcement will not constitute a waiver as to Tenant.

                  40. If there shall be any inconsistencies between the text of the main body of the Lease and these Rules and Regulations, the provisions of the Lease shall prevail.

                                    EXHIBIT F
                                    ---------

                              APPROVED CONTRACTORS
                              --------------------

--------------------------------------------------------------------------------

                            CONSTRUCTION VENDOR LIST

--------------------------------------------------------------------------------

Mr. Frank Sciame                                             Mr. Al Hot
President                                                    President
F.J. Sciame Construction Co., Inc.                           Fast Track Construction
80 South Street                                              450 West 33rd Street
New York, N.Y.  10038                                        New York, N.Y.  10001
Tel:  (212) 232-2200                                         Tel:  (212) 279-0110
Fax:  (212) 248-5299                                         Fax:  (212) 279-9239

Mr. Anthony Genovese                                         Christopher H. Gallin
Executive Vice President                                     John Gallin & Sons, Inc.
HRH Construction Interiors, Inc.                             40 Gold Street
One Park Avenue                                              New York, N.Y.  10018
New York, N.Y.  10016                                        Tel:  (212) 267-8624
Tel:  (212) 616-3100                                         Fax:  (212) 962-7201
Fax:  (212) 696-4091

Mr. Irving Koven                                             Mr. Peter Dove
Ambassador Construction Co., Inc.                            Dominant Construction
41 East 42nd Street                                          523 Route 33
New York, N.Y.  10017                                        Orangeburg, N.Y.  10962
Tel:  (212) 922-1020                                         Tel:  (914) 398-3900
Fax:  (212) 949-9762                                         Fax:  (914) 398-3106

Mr. Chris Philips                                            Mr. Stephen S. Thomsen
Vice President                                               Thomsen Construction Co., Inc.
Tishman Construction Corp.                                   180 Varick Street
666 Fifth Avenue                                             12th Floor
New York, N.Y.  10103                                        New York, N.Y.  10014
Tel:  (212) 708-6824                                         Tel:  (212) 647-1412
Fax:  (212) 399-3643                                         Fax:  (212) 647-1249

Lehrer McGovern Bovis                                        Mr. George J. Figliolia
200 Park Avenue                                              New York City Builders Group
New York, N.Y.  10166                                        One Wall Street, 4th Floor
Tel:  (212) 592-6700                                         New York, N.Y.  10005
Fax:  (212) 592-6988                                         Tel:  (212) 635-0760
                                                             Fax:  (212) 635-0767

John Berry
Westside Interiors                                           Alfred J. Tosto
462 Beattie Road                                             Regional Manager
Rock Tavern, N.Y.  12575                                     Gnome Group, Inc.
Tel:  (914) 496-8005                                         111 8th Avenue
Fax:  (914) 496-2912                                         New York, N.Y.  10011
                                                             Tel:  (212) 807-1991
                                                             Fax:  (212) 807-6266

George Paleski
Lehr Construction Corp.
902 Broadway
New York, NY  10010
Tel:  (212) 353-1160
Fax:  (212) 505-8169


                                                        SUBCONTRACTORS

              WORK CATEGORY                               SUB-CONTRACTOR NAME                        ESTIMATING CONTACT
              -------------                               -------------------                        ------------------

             ACCESS FLOORING                                 ARI PRODUCTS                               TERRY BARONE
                                                          One Madison Street                           (201) 773-2777
                                                       East Rutherford, NJ 07073                      F (201) 773-9717

                                                    RAISED FLOOR INSTALLATION, INC.                   ERIC LAGERSTROM
                                                           19 Sebago Street                            (201) 778-2444
                                                           Clifton, NJ 07013                          F (201) 778-8052

                                                         COMPUTER FLOORS, INC.
                                                          19 Richmond Street                           (201) 340-3666
                                                           Clifton, NJ 07011                          F (201) 340-1565

        APPLIANCES & ACCESSORIES                             GRINGER SALES                             LESTER RAWITZ
                                                            29 First Avenue                            (212) 475-2013
                                                          New York, NY 10003                          F (212) 982-1935

                                                           JENTEEN PARTNERS                           BARBARA MAUCERI
                                                          21 Woodfern Street                           (908) 755-2127
                                                           Edison, NJ 08820                           F (908) 769-7284

                                                           AHC APPLIANCE CO.                              JAY TAU
                                                           392 Felter Avenue                           (516) 569-1700
                                                           Hewlett, NY 11557                          F (516) 569-1864

                                                            SALES DIRECTION                              KEN MULLER
                                                        441 Sawmill River Road                         (914) 476-1593
                                                           Yonkers, NY 10701                          F (914) 476-5894

       ARCHITECTURAL METAL & GLASS                          LEXINGTON GLASS                           MICHAEL PECHMAN
                                                          50 North 1st Street                          (718) 782-1776
                                                          Brooklyn, NY 11211                          F (718) 387-5163



              WORK CATEGORY                               SUB-CONTRACTOR NAME                        ESTIMATING CONTACT
              -------------                               -------------------                        ------------------

                                                               METRALITE                              JEFF SILVERSTEIN
                                                          132-70 34th Avenue                           (718) 961-1770
                                                          Flushing, NY 11354                          F (718) 359-6541

                                                      F & F ARCH. GLASS & METALS                        ERIC FRANCK
                                                           79 Orchard Street                           (718) 402-7710
                                                          Demarest, NJ 07627                          F (718) 993-2792

                                                          CHECKER GLASS CORP.                            ANDY SHEER
                                                          5 Commercial Avenue                          (516) 294-8818
                                                         Garden City, NY 11530                        F (516) 742-4583

          CARPETING, VCT & BASE                          RESOURCE LASHER/WHITE                          DAVID WHITE
                                                         165 West 18th Street                          (212) 366-0666
                                                          New York, NY 10011                          F (212) 627-8015

                                                     CONSOLIDATED CARPET WORKSHOP                      AL BELLINGTON
                                                           1181 Grand Street                           (718) 456-8207
                                                          Brooklyn, NY 11211                          F (718) 497-3487

                                                        DUPONT FLOORING SYSTEM                          KEVIN GERBER
                                                           95 Madison Avenue                           (212) 376-5355
                                                          New York, NY 10016                          F (212) 376-5356

                                                         SHERLAND & FARRINGTON                           ED STRAUSS
                                                            155 6th Avenue                             (212) 206-7500
                                                          New York, NY 10013                          F (212) 206-7517

          CERAMIC TILE & STONE                           G. M. CROCETTI, INC.                           DON TENAGLIA
                                                          3960 Merritt Avenue                          (718) 994-0900
                                                            Bronx, NY 10466                           F (718) 994-4505

                                                       F. LANZILOTTA & SON, INC.                      RICH LANZILOTTA
                                                           421 Doughty Blvd.                           (516) 239-7893
                                                           Inwood, NY 11696                           F (516) 239-8422

                                                          NAVILLUS TILE INC.                          KEVIN O'SULLIVAN
                                                         30-30 Northern Blvd.                          (718) 784-0500
                                                      Long Island City, NY 11101                      F (718) 392-1754

                                                               WILKSTONE                               DAVE WILKINSON
                                                            128 19th Avenue                            (973) 684-5100
                                                          Patterson, NJ 07513                         F (973) 684-4907

       CONCRETE, MASONRY & PLASTER                         EUROTECH MASONRY                              FAY DEVLIN
                                                         532 West 30th Street                          (212) 594-7474
                                                          New York, NY 10001                          F (212) 594-1849

                                                       CIROCCO-OZZIMO CONT. INC.                        GREG OZZIMO
                                                            99 Rome Street                             (516) 847-0185
                                                         Farmingdale, NY 11735                        F (516) 847-0054

                                                          NAVILLUS TILE INC.                          KEVIN O'SULLIVAN
                                                         30-30 Northern Blvd.                          (718) 784-0500
                                                      Long Island City, NY 11101                      F (718) 392-1754

               DEMOLITION                              PATRIOT CONTRACTING CORP.                        MIKE REVELLO
                                                          19-21 Brook Street                           (201) 413-9800
                                                         Jersey City, NJ 07302                        F (201) 309-0550


              WORK CATEGORY                               SUB-CONTRACTOR NAME                        ESTIMATING CONTACT
              -------------                               -------------------                        ------------------


                                                          LIBERTY CONTRACTING                            FRANK CALI
                                                        71 South Newman Street                         (201) 488-9300
                                                         Hackensack, NJ 07601                         F (201) 488-7166

                                                    RITEWAY INTERNAL REMOVAL, INC.                     LEROY BARROCA
                                                           64-05 34th Avenue                           (718) 458-8900
                                                          Woodside, NY 11377                          F (718) 899-0515

                                                          FORTUNE DEMOLITION                             JAY PATEL
                                                            185 Dey Street                             (201) 795-9200
                                                         Jersey City, NJ 07306                        F (201) 653-2066

           DRYWALL & CARPENTRY                             CURTIS PARTITIONS                          SUDARSHAN NARULA
                                                            505 8th Avenue                             (212) 695-5575
                                                          New York, NY 10018                          F (212) 967-1120

                                                           GLENN PARTITIONS                            BILL SCHNEIDER
                                                           78 Morton Street                            (212) 243-2800
                                                          New York, NY 10014                          F (212) 645-7539

                                                          NASTASI ASSOCIATES                            BOB POLIZZO
                                                           147 Herricks Road                           (516) 746-1800
                                                      Garden City Park, NY 11040                      F (516) 746-6796

                                                     NEW AMSTERDAM INTERIORS, INC.                    KEVIN McNICHOLAS
                                                           292 Fifth Avenue                            (212) 714-3543
                                                          New York, NY 10001                          F (212) 714-3510

         ELECTRICAL & FIRE ALARM                          FOREST ELEC. CORP.                            PHIL ALTHEIM
                                                             2 Penn Plaza                              (212) 318-1500
                                                          New York, NY 10121                          F (212) 318-1791

                                                          R.B. SAMUELS, INC.                            DAVE SAMUELS
                                                         352 Park Avenue South                         (212) 686-6700
                                                          New York, NY 10010                          F (212) 213-4089

                                                             NEAD ELECTRIC                            ANTHONY DELELLO
                                                          186 Griffith Street                          (212) 925-9590
                                                         Jersey City, NJ 07307                        F (201) 656-4954

                                                            UNITY ELECTRIC                           RICHARD SCARPELLI
                                                        65-45 Fresh Meadow Lane                        (718) 539-4300
                                                          Flushing, NY 11365                          F (718) 353-4866

              FABRIC PANELS                                  WALLCOUSTICS                               KEVIN BROWN
                                                           106 Ramapo Plaza                            (800) 851-0084
                                                           Pomona, NY 10970                           F (914) 362-3586

                                                        LENCORE ACOUSTICS CORP.                        KENNETH DREWES
                                                          2220 Hewlett Avenue                          (516) 223-4747
                                                           Merrick, NY 11566                          F (516) 223-4785

                                                    NOVAWALL-REGIONAL WALL SYSTEMS                      HARVEY COOK
                                                          3900 Webster Avenue                          (718) 324-6767
                                                            Bronx, NY 10470                           F (718) 324-2140


              WORK CATEGORY                               SUB-CONTRACTOR NAME                        ESTIMATING CONTACT
              -------------                               -------------------                        ------------------


                                                                  DFB                                   ELLIOT FEIN
                                                          21-07 Borden Avenue                          (718) 729-8310
                                                      Long Island City, NY 11101                      F (718) 706-0526

            FOLDING PARTITION                              FLEX-WALL SYSTEMS                            GARY GIBALDI
                                                        115 South Corona Avenue                        (516) 561-3900
                                                        Valley Stream, NY 11580                       F (516) 561-3983

                                                        MODERNFOLD/STYLES, INC.                          BILL TARR
                                                      168 South Van Brunt Street                       (201) 871-0150
                                                          Englewood, NJ 07631                         F (201) 871-9848

                                                         NATIONAL FOLDING WALL                          EDMUND GRECO
                                                             P.O. Box 174                              (908) 727-0200
                                                      Bordentown Ave./Cheesequake                     F (908) 727-0201
                                                          Oldbridge, NJ 08857

                  HVAC                                  REACT INDUSTRIES, INC.                         JEFF PLATINSKY
                                                          3402 Review Avenue                           (718) 392-4000
                                                      Long Island City, NY 11101                      F (718) 392-1522

                                                                BP AIR                                  BOB BARBERA
                                                         116 Greenpoint Avenue                         (718) 383-2100
                                                         Greenpoint, NY 11222                         F (718) 389-8539

                                                            WYANT A/C CORP.                           ROCCO PALAZZOLO
                                                           5-35 51st Avenue                            (718) 392-6000
                                                       Log Island City, NY 11101                      F (718) 392-6616

                                                          KABACK ENTERPRISES                           IRVING GERBER
                                                            41 West Street                             (212) 645-5100
                                                          New York, NY 10010                          F (212) 645-8962

                                                            B&G MECHANICAL                              GERRY SCELZO
                                                            Bronx, NY 10451                            (718) 665-4700


                HARDWARE                                SECURE DOOR & HARDWARE                          ALEX KACHKA
                                                            265 46th Street                            (718) 492-1222
                                                          Brooklyn, NY 11220                          F (718) 492-1222

                                                         WEINSTEIN & HOLTZMAN                           IRA HYMOWITZ
                                                              29 Park Row                              (212) 233-4651
                                                          New York, NY 10038                          F (212) 571-5301

                                                             AAA LOCKSMITH                                 PETER
                                                          44 West 46th Street                          (212) 840-3939
                                                          New York, NY 10036                          F (212) 921-5086

              HOLLOW METAL                               ACME STEEL DOOR CORP.                           JOE LICARI
                                                           513 Porter Avenue                           (718) 384-7800
                                                          Brooklyn, NY 11222                          F (718) 599-0582

                                                        SECURE DOOR & HARDWARE                          ALEX KACHKA
                                                            265 46th Street                            (718) 492-1222
                                                          Brooklyn, NY 11220                          F (718) 492-1222


              WORK CATEGORY                               SUB-CONTRACTOR NAME                        ESTIMATING CONTACT
              -------------                               -------------------                        ------------------

                                                        WEINSTEIN & HOLTZMAN                           IRA HYMOWITZ
                                                              29 Park Row                              (212) 233-4651
                                                          New York, NY 10038                          F (212) 571-5301

                                                         POST ROAD IRON WORKS                           IRENE WALKER
                                                        345 West Putnam Avenue                         (203) 869-6322
                                                          Greenwich, CT 06830                         F (203) 869-0288

            LATH & ACOUSTICS                              NASTASI ASSOCIATES                            BOB POLIZZO
                                                          129-09 26th Avenue                           (718) 886-7100
                                                           Kearny, NJ 07032                           F (718) 321-2099

                                                       SUPERIOR ACOUSTICS, INC.                         KEN MCGUIGAN
                                                         270 Indian Head Road                          (718) 894-2417
                                                          Kingspark, NY 11754                         F (516) 269-4478

                                                          NATIONAL ACOUSTICS                            JIM MCQUADE
                                                          515 W. 36th Street                           (212) 695-1252
                                                          New York, NY 10018                          F (212) 695-4539

                                                           CURTIS PARTITION                           SUDARSHAN NARULA
                                                            505 8th Avenue                             (212) 695-5575
                                                          New York, NY 10018                          F (212) 967-1120

             LIGHT FIXTURES                                  JDC LIGHTING                              JAMES ROSELLE
                                                          15 West 36th Street                          (212) 594-8869
                                                          New York, NY 10018                          F (212) 967-1242

                                                           SHELTON LIGHTING                            KEVIN WELTMAN
                                                        134-40 West 26th Street                        (212) 255-8555
                                                          New York, NY 10001                          F (212) 645-2543

                                                  HALLMARK ELECTRICAL SUPPLIES CORP.                   GARY A. SIEGEL
                                                          542 Wortman Avenue                           (718) 272-7400
                                                          Brooklyn, NY 11208                          F (718) 257-9244

                                                           PROJECT LIGHTING                           BARRY KESTENBERG
                                                          3358 Lorelei Drive                           (212) 420-7200
                                                       Yorktown, Hts., NY 10598                       F (914) 243-9208

                MILLWORK                                  JARRETT WOODWORKING                          JOHN PAGNOTTA
                                                         1314 Blondell Avenue                          (718) 931-8333
                                                            Bronx, NY 10461                           F (718) 518-1145

                                                          MIELACH / WOODWORK                           PETER MIELACH
                                                            9 Kilmer Court                             (732) 287-1100
                                                           Edison, NJ 08817                           F (732) 287-9383

                                                         ISLAND ARCH. MILLWORK                         EDWARD RUFRANO
                                                           3133 Howard Place                           (516) 737-0020
                                                         Ronkonkoma, NY 11779                         F (516) 737-7518

                                                              HIRD/BLAKER                               CLIFF BLAKER
                                                         620 East 132nd Street                         (718) 665-3434
                                                            Bronx, NY 10474                           F (718) 665-0524


              WORK CATEGORY                               SUB-CONTRACTOR NAME                        ESTIMATING CONTACT
              -------------                               -------------------                        ------------------

                PLUMBING                                  ABBA PLUMBING CORP.                          JOHN HARSTICK
                                                           12-11 43rd Avenue                           (718) 389-1200
                                                      Long Island City, NJ 11101                      F (718) 389-7781

                                                             LAB PLUMBING                              RICHARD BISSO
                                                         530 West 50th Street                          (212) 246-9690
                                                          New York, NY 10019                          F (212) 581-4929

                                                             PAR PLUMBING                               MARTY LEVINE
                                                       60 North Prospect Avenue                        (516) 887-4000
                                                          Lynbrook, NY 11563                          F (516) 592-9089

                                                              L.S. MILLER                               LARRY MILLER
                                                             1 Haig Drive                              (516) 242-3196
                                                          Dix Hills, NY 11746                         F (516) 243-4985

         PAINTING & WALLCOVERING                             BOND PAINTING                             KEN SPRECHTER
                                                          42 West 38th Street                          (212) 944-0070
                                                          New York, NY 10018                          F (212) 944-8499

                                               711 N.Y. PAINTING & DECORATING CO., INC.                 BILL DICHTER
                                                           47-36 11th Street                           (718) 784-7775
                                                      Long Island City, NY 11101                      F (718) 784-1222

                                                     HUDSON SHATZ PAINTING COMPANY                     RICH GOETINGER
                                                         429 East 53rd Street                          (212) 757-6363
                                                          New York, NY 10019                          F (212) 265-2178

           PROJECTION SCREENS                              JENTEEN PARTNERS                              ART DOVER
                                                          21 Woodfern Street                           (908) 755-2127
                                                           Edison, NJ 08820                           F (908) 769-7284

                                                             GRINGER SALES                             LESTER RAWITZ
                                                            29 First Avenue                            (212) 475-2013
                                                          New York, NY 10003                          F (212) 982-1935

                                                          RAVEN SCREEN CORP.                             MARTY SOSS
                                                           112 Spring Street                           (914) 782-1844
                                                           Monroe, NY 10950                           F (914) 782-1840

                SPRINKLER                                   RAEL SPRINKLER                              DAVID ISRAEL
                                                           601 Merrick Road                            (516) 593-2000
                                                          Lynbrook, NY 115643                         F (516) 593-9635

                                                     SIRINA FIRE PROTECTION CORP.                       JACK GILLEN
                                                         128 Charlotte Avenue                          (516) 942-0400
                                                         Hicksville, NY 11801                         F (516) 942-0415

                                                          ABBA PLUMBING CORP.                           JEAN SPIVAK
                                                           12-11 43rd Avenue                           (718) 389-1200
                                                      Long Island City, NJ 11101                      F (718) 389-7781

                                                         PREFERRED MECHANICAL                           SEAN MACKIN
                                                             895 BROADWAY                                 460-9670
                                                         New York, N.Y. 10003                            F 387-9298


              WORK CATEGORY                               SUB-CONTRACTOR NAME                        ESTIMATING CONTACT
              -------------                               -------------------                        ------------------

            STRUCTURAL STEEL                               KOENIG IRONWORKS                            NORM ROSENBAUM
                                                       223-225 West 19th Street                        (212) 924-4334
                                                          New York, NY 10011                          F (212) 633-0149

                                                             BURGESS STEEL                             EUGENE GUERIN
                                                        200 West Forest Avenue                         (201) 871-3500
                                                          Englewood, NJ 07631                         F (201) 871-8750

                                                         POST ROAD IRON WORKS                           IRENE WALKER
                                                        345 West Putnam Avenue                         (203) 869-6322
                                                          Greenwich, CT 06830                         F (203) 869-0288

                                                          TARRANT STEEL INC.                             PAUL RALPH
                                                            617 Elm Street                             (201) 955-1680
                                                           Kearny, NJ 07032

            TOILET PARTITION                                 GRINGER SALES                             LESTER RAWITZ
                                                            29 First Avenue                            (212) 475-2013
                                                          New York, NY 10003                          F (212) 982-1935

                                                           JENTEEN PARTNERS                           PRISCILLA SIEGEL
                                                          21 Woodfern Street                           (908) 755-2127
                                                           Edison, NJ 08820                           F (908) 769-7284

                                                             KNICKERBOCKER                           MARIO MARTINOLICH
                                                              PO Box 3035                              (516) 546-0550
                                                          Freeport, NY 11520                          F (516) 546-0549

                                                        LEJAC METAL SPECIALTIES                             TODD
                                                          135 Aspinall Street                          (516) 334-0855
                                                          Westbury, NY 11590

            TEL/DATA CABLING                         US INFORMATION SYSTEMS (USIS)                        PAM SOSS
                                                          15 North Mill Road                           (914) 358-7755
                  (CWA)                                     Nyack, NY 10960                           F (914) 358-7882

              (IF REQUIRED)                               LINEAR TECHNOLOGIES                           PETER PULEO
                                                    27 West 24th Street - 2nd floor                    (212) 645-9000
                                                          New York, NY 10010                          F (212) 645-9005

                                                     INTELLIGENT BUILDING SYSTEMS                      JERRY FORREST
                                                         230 West 41st Street                          (212) 376-5322
                                                          New York, NY 10036                          F (212) 376-5325

                                                        WINDMILL COMMUNICATIONS                           KEN KATZ
                                                   15 West 37th Street - 11th floor                    (212) 730-5959
                                                          New York, NY 10018                          F (212) 730-6661

              WOOD FLOORING                                HOBOKEN WOODWORK                            BRIAN SAKOSITS
                                                            979 3rd Avenue                             (212) 759-5917
                                                          New York, NY 10022                          F (212) 593-0268

                                                            METRO FLOORING                             ZANDRA KAUFMAN
                                                       241-15 N. Conduit Avenue                        (212) 686-8111
                                                          Rosedale, NY 11422                          F (212) 686-7127


              WORK CATEGORY                               SUB-CONTRACTOR NAME                        ESTIMATING CONTACT
              -------------                               -------------------                        ------------------

                                                             HAYWOOD BERK                                 BARBARA
                                                           180 Varick Street                           (212) 242-0047
                                                          New York, NY 10014                          F (212) 242-0995

                                                           DESIGNED FLOORING                             JOE MATURA
                                                           142 Bristol Drive                           (516) 921-3147
                                                          Woodbury, NY 11797                          F (516) 946-7516

            WINDOW TREATMENT                                DFB (TRAK TEX)                              ELLIOT FEIN
                                                          21-07 Borden Avenue                          (718) 729-8310
                                                      Long Island City, NY 11101                      F (718) 729-0526

                                                         INTERNATIONAL BLINDS                          DAVID J. KLEIN
                                                   200 Park Avenue South, Suite 1707                   (212) 473-2000
                                                          New York, NY 10003                          F (212) 353-3400

                                                              LVC BLINDS                               JOHN VanCALCAR
                                                           176 Kansas Street                           (201) 525-0222
                                                         Hackensack, NJ 07601                         F (201) 525-0345

                                                           CITY VIEW BLINDS                              MOSHE GOLD
                                                           167 Clymer Street                           (718) 486-5511
                                                          Brooklyn, NY 11211                          F (718) 387-3026



                                    EXHIBIT G
                                    ---------

                            CERTIFICATE OF OCCUPANCY
                            ------------------------

                                [Exhibit on file]

                                    EXHIBIT H
                                    ---------

                        FORM OF NON-DISTURBANCE AGREEMENT
                        ---------------------------------

RECORDING REQUESTED BY AND
WHEN RECORDED PLEASE RETURN TO:

STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK  10038-4982
ATTN:  BRIAN DIAMOND, ESQ.

-------------------------------------------------------------------------------
                   (SPACE ABOVE THIS LINE FOR RECORDER'S USE)

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

                  THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement"), is entered into as of the ___ day of October, 1999, by and among BARNESANDNOBLE.COM LLC, a Delaware limited liability company ("Tenant"), 111 CHELSEA LLC, a Delaware limited liability company ("Landlord"), and 111 8TH FUNDING COMPANY, a Delaware corporation ("Lender").

                                   WITNESSETH:

                  WHEREAS, this Agreement affects the Property described in Exhibit A attached hereto;

                  WHEREAS, the terms "Tenant", "Landlord", "Lender", "Premises", "Leases", "Property", "Loan", "Assignment of Leases and Rents", "Note", and "Mortgage" are defined in the Schedule of Definitions attached hereto as Exhibit B;

                  WHEREAS, Landlord and Tenant have entered into the Leases covering the Premises in the Property;

                  WHEREAS, Lender is the holder of the Note evidencing the Loan, and secured by, inter alia, the Mortgage covering the Property;

                  WHEREAS, the parties hereto desire to expressly confirm the subordination of the Leases to the Mortgage and the Assignment of Leases and Rents; and

                  WHEREAS, Tenant has requested that Lender agree not to disturb Tenant's possessory rights in the Premises in the event Lender should foreclose the Mortgage or the Assignment of Leases and Rents or Lender should otherwise come into possession of the Premises and, provided that Tenant is not then in default under the Leases beyond applicable grace and notice periods and provided further that Tenant attorns to Lender or the purchaser at any foreclosure sale of the Property or purchaser in lieu of foreclosure, Lender is willing to agree to such request, upon and subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the parties agree as follows:

                  1.       Subordination; Consent.

                  Subject to the provisions of this Agreement, anything to the contrary in the Leases notwithstanding, the Leases and the leasehold estates created thereby, and all of Tenant's rights thereunder, are and shall be and shall at all times remain subject, subordinate and inferior to the Mortgage and the Assignment of Leases and Rents and all rights of Lender thereunder and to any and all renewals, revisions, modifications, consolidations, replacements and extensions thereof. Lender's execution of this Agreement shall be deemed to satisfy any requirement in the Mortgage that Lender consent to the execution of the Ninth Floor Lease and the Assignment.

                  2.       Acknowledgment and Agreement by Tenant.

                  Tenant acknowledges and agrees that:

                  (a) Tenant has been advised of the existence of the Mortgage and the agreements evidencing and securing the Loan; and

                  (b) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate either Lease, to claim a partial or total eviction, to withhold any rent, and/or to otherwise refuse to meet any of Tenant's obligations to perform under either Lease, Tenant will not exercise any such right:

                           (i) until it has given written notice of such act or omission to Lender; and

                           (ii) until the same period of time, if any, as is given to Landlord under such Lease to cure such act or omission and an additional period of time of thirty (30) days shall have elapsed following Lender's receipt of such notice; provided, however, that with respect to any default, other than a monetary default, so long as Lender shall be acting reasonably to remedy such default, such thirty
         (30) day period shall be extended by the number of days reasonably required for Lender to obtain possession of the Property and to cure such default.

                  (c) Tenant has notice that the Leases and the rents and all other sums due thereunder have been assigned or are to be assigned to Lender as security for the Loan secured by the Mortgage and the Assignment of Leases and Rents. In the event Lender notifies Tenant of the occurrence of a default under the Mortgage and demands that Tenant pay its rents and all other sums due or to become due under the Leases directly to Lender, Tenant shall honor such demand and pay its rent and all other sums due under the Leases directly to Lender or as otherwise authorized in writing by Lender. Landlord hereby irrevocably authorizes Tenant to make the foregoing payments to Lender upon such notice and demand.

                  (d) Tenant shall send a copy of any notices regarding monetary issues, any notices regarding material non-monetary issues, and all notices of termination and default given to Landlord under either Lease to Lender at the same time and in the same manner such notice is sent to Landlord.

                  (e) Within ten (10) days after Lender's request, Tenant shall deliver to Lender and/or to any person designated by Lender, estoppel certificates executed by Tenant, in recordable form, certifying (if such be the case) that each Lease is in full force and effect, the date and amount of Tenant's most recent payment of rent under each Lease, that there are no defenses or offsets outstanding under either Lease (or stating those claimed by Tenant, as the case may be) and such other information about Tenant or the Leases as Lender may reasonably request.

                  (f) This Agreement satisfies any condition or requirement in the Leases relating to the granting of a nondisturbance agreement.

                  (g) Anything in the Leases to the contrary notwithstanding, in the event that Lender shall acquire title to, or shall take possession of, the Premises or the Property, Lender shall have no obligation, nor incur any liability, beyond Lender's then interest, if any, in the Property and Tenant shall look exclusively to such interest of Lender, if any, in the Premises or the Property for the payment and discharge of any obligations imposed upon Lender hereunder or under the Lease and Lender is hereby released and relieved of any other obligations hereunder and under the Lease. Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Lender, Tenant shall look solely to the estate or interest owned by Lender in the Premises or the Property and the rental income therefrom paid by Tenant to Lender, and Tenant shall not collect or attempt to collect any such judgment out of any other assets of Lender or Lender's shareholders, principals, officers, directors, agents or employees.

                  3.       Nondisturbance, Attornment and New Lease.

                           (a) In the event Lender shall come into possession of
or acquire title to either or both Premises as a result of the enforcement or foreclosure of the Mortgage, the Note or the Assignment of Leases and Rents, or by means of the delivery to Lender of a deed-in-lieu of foreclosure, or as a result of any other means:

                           (i) Lender agrees that Tenant's rights and obligations under the Leases (subject to the terms hereof) shall not be affected nor shall Tenant be disturbed in its possession of the Premises for any reason other than one which would entitle Landlord to terminate the Leases or either of them, under their terms or at law or in equity, or would cause, without any further action by Landlord, the termination of the Leases or either of them, or would entitle Landlord to dispossess the Tenant from the Premises; provided, however, that at the time Lender comes into possession of, or acquires title to, the Premises, Tenant is not in default under either Lease beyond applicable grace and notice periods, which default would cause, without any further action of Landlord, the termination of such Lease, or would entitle Landlord to dispossess Tenant from the Premises; and

                           (ii) Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Leases for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Leases, with the same force and effect as if Lender were the landlord under the Leases, and Tenant does hereby attorn to Lender as its landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender coming into possession of, or acquiring title to, the Premises. Tenant agrees, however, upon the election of and written demand by Lender, within sixty (60) days after Lender receives title to or acquires possession of the Premises, as the case may be, to execute an instrument in confirmation of the foregoing provisions, reasonably satisfactory to Lender, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

                  (b) In the event any person or entity other than Lender shall come into possession of or acquire title to the Premises as a result of the enforcement or foreclosure of the Mortgage, the Note or the Assignment of Leases and Rents, or in the event that Landlord conveys its estate in the Premises to any person or entity other than Lender, or in the event that Landlord's estate in the Premises passes to a person or entity other than Lender by operation of law or any other means (such person or entity being referred to hereinafter as a "Successor Owner"), then in any of said events:

                           (i) Tenant's rights and obligations under the Leases (subject to the terms hereof) shall not be affected nor shall Tenant be disturbed in its possession of the Premises by Successor Owner for any reason other than one which would entitle Landlord to terminate the Leases or either of them, under their terms or at law or in equity, or would cause, without any further action by Landlord, the termination of the Leases or either of them, or would entitle Landlord to dispossess Tenant from the Premises; provided, however, that at the time Successor Owner comes into possession of, or acquires title to, the Premises, Tenant is not in default under either Lease beyond applicable grace and notice periods, which default would cause, without any further action of Landlord, the termination of such Lease, or would entitle Landlord to dispossess Tenant from the Premises; and

                           (ii) Tenant shall be bound to Successor Owner under all of the terms, covenants and conditions of the Leases for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Leases, with the same force and effect as if Successor Owner were the Landlord under the Leases, and Tenant does hereby attorn to Successor Owner as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Successor Owner coming into possession of, or acquiring title to, the Premises. Tenant agrees, however, upon the election of Successor Owner, within sixty
         (60) days after Successor Owner receives title to the Premises, to execute an instrument in confirmation of the foregoing provisions, reasonably satisfactory to Successor Owner, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

                  (c) In the event Lender or any Successor Owner shall come into possession of or acquire title to the Premises, as aforesaid, neither Lender nor Successor Owner shall be:

                           (i) liable for any act, omission or default of any prior landlord under the applicable Lease (including, without limitation, Landlord); provided, however, that nothing contained herein shall be deemed to relieve Lender or Successor Owner of any liability arising by reason of Lender's or Successor Owner's acts or omissions from or after the date that Lender or Successor Owner shall become landlord under such Lease, and Lender or Successor Owner, as landlord under such Lease, shall be obligated to properly maintain, operate and repair the Premises in accordance with the provisions of such Lease, notwithstanding the fact that any condition requiring such maintenance or repair may have arisen prior to the date of any such foreclosure, or assignment in lieu of foreclosure, of the Mortgage; or

                           (ii) subject to any offsets or defenses which Tenant might have against any prior landlord under such Lease (including, without limitation, Landlord); or

                           (iii) bound by any rent or additional rent which Tenant might have paid for more than the then current month to any prior landlord under such Lease (including Landlord) or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord under such Lease (including, without limitation, Landlord), except to the extent any such security deposit or other sum shall actually have been received by Successor Owner; or

                           (iv) bound by any amendment or modification of such Lease made without Lender's written consent, in accordance with the terms of the Mortgage; or

                           (v) bound by any agreement of any landlord under such Lease (including, without limitation, Landlord) with respect to the completion of any improvements at the Property or the Premises or for the payment or reimbursement to Tenant of any contribution to the cost of the completion of any such improvements; provided, however, that:

                                    (A) with respect to the Ninth Floor Lease,
         if Successor Owner fails to commence and thereafter pursue the completion of any such improvements, or fails to make any such payment or reimbursement when due, in either case relating to

         Space B or Space C (as defined in the Lease), after notice to do so from Tenant specifying the date when the commencement of such completion, payment or reimbursement is due and accompanied by appropriate backup information, then, as Tenant's sole and exclusive remedy, Tenant shall have the right to terminate the Ninth Floor Lease solely with respect to such Space, by notice to Successor Owner given no later than thirty (30) days after the date when the commencement of such completion, payment or reimbursement is due, such termination to be effective thirty (30) days after the date such notice is given, upon which date the Ninth Floor Lease shall be deemed automatically amended by the deletion of such Space from the Premises, Fixed Rent and Additional Rent shall be reduced in the proportion which the area of such Space bears to the total area of the Premises immediately prior thereto, and Tenant shall promptly vacate and surrender such Space to Successor Owner. Notwithstanding anything to the contrary contained herein, if Successor Owner shall commence such completion, payment or reimbursement at any time within thirty (30) days following Successor Owner's receipt of such notice by Tenant, such termination shall be void and of no force and effect, and Tenant shall have no further right to terminate the Ninth Floor Lease with respect to such Space pursuant to this Section 3(c)(v); and

                                    (B) As of the date hereof, B&N Inc. (as
         defined in Exhibit B hereto) has not received payment of a construction allowance in the amount of $1,275,720 pursuant to a letter agreement dated June 30, 1997 modifying the Eleventh Floor Lease (the "Construction Claim"), and B&N Inc. has demanded payment therefor from Landlord. Notwithstanding anything contained in this Agreement to the contrary, by entering into this Agreement, Tenant or B&N Inc., as the case may be, does not herein waive or release any claims, rights, causes of action or defenses, including without limitation Tenant's or B&N Inc., as the case may be, right to commence any action or proceeding to recover the Construction Claim which may be available to Tenant or B&N Inc., as the case may be, against any person.

                  (d) New Lease. Tenant agrees, upon demand of Lender or any Successor Owner which shall have come into possession or acquired title to the Premises, as aforesaid, to execute a lease of either Premises (as tenant) with Lender or Successor Owner (as landlord) upon the same terms and conditions as the applicable Lease between Tenant and Landlord, which lease shall cover any unexpired term of such Lease existing at the time of such conveyance of title.

                  4.       Acknowledgment and Agreement by Landlord.

                  Landlord, as landlord under the Leases and mortgagor under the Mortgage, acknowledges and agrees for itself and its heirs, successors and assigns, that:

                  (a) This Agreement does not: (i) constitute a waiver by Lender of any of its rights under the Mortgage and the Assignment of Leases and Rents and/or (ii) in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage and the Assignment of Leases and Rents.

                  (b) The provisions of the Mortgage and the Assignment of Leases and Rents remain in full force and effect and must be complied with by Landlord.

                  (c) In the event Lender notifies Tenant of the occurrence of any default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Leases or either of them directly to Lender, Landlord acknowledges and agrees that Tenant shall have the right and obligation to pay all such rent and other sums due under the Leases directly to Lender or as otherwise authorized in writing by Lender. Lender agrees to send Landlord copies of all such notices given to Tenant pursuant to this Section 4(c).

                  (d) Landlord shall not agree to any amendment or modification of the Leases without Lender's prior written consent, in accordance with the terms of the Mortgage, which consent may be given or withheld in Lender's sole and absolute discretion.

                  5.       Miscellaneous.

                  (a) Any notice, demand, consent, approval, direction, agreement or other communication (a "Notice") required or permitted hereunder or under any other documents in connection herewith shall be in writing and shall be addressed to the parties hereto at their addresses shown on Exhibit B hereto. All Notices shall be (i) personally delivered (including delivery by Federal Express or other comparable nation-wide overnight courier service) to the aforementioned addresses, in which case they shall be deemed delivered on the date of delivery or the first business day thereafter if delivered other than on a business day or after 5:00 p.m. New York City time) to said addresses; (ii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered on the delivery date shown on the receipt unless delivery is refused or delayed by the addressee in which event they shall be deemed delivered on the date of deposit in the U.S. Mail; or (iii) sent by means of a facsimile transmittal machine, in which case they shall be deemed delivered on the date of receipt with receipt thereof confirmed by telephonic acknowledgment or first business day thereafter if delivered other than on a business day or after 5:00 p.m. New York City time.

                  (b) This Agreement shall bind and inure to the benefit of all of the parties hereto, their successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Lender hereunder, all obligations and liabilities of Lender under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Lender's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred.

                  (c) This Agreement shall be governed by and construed in accordance with the law of the State of New York.


      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               111 8TH FUNDING COMPANY, Lender
                               a Delaware corporation

                               By:___________________________
                                    Name:
                                    Title:


                               BARNESANDNOBLE.COM LLC, Tenant
                               a Delaware limited liability company


                               By:___________________________
                                    Name:
                                    Title:


                               111 CHELSEA LLC, Landlord
                               a Delaware limited liability company

                               By:  Taconic Chelsea Holdings LLC,
                                    a Delaware limited liability company,
                                    its managing member

                                     By:  Taconic SL Principals LLC,
                                          a Delaware limited liability company,
                                          its managing member



                                          By:___________________________
                                               Name:      Paul E. Pariser
                                               Title:     Member

                                 ACKNOWLEDGMENTS
                                 ---------------

COUNTY OF __________________ )
                             ss.:
STATE OF____________________ )


                  On this ___ day of October in the year 1999 before me, the undersigned, a notary public in and for said State, personally appeared ___________ __________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            -------------------------
                                            Notary Public

COUNTY OF __________________ )
                             ss.:
STATE OF____________________ )


                  On this ___ day of October in the year 1999 before me, the undersigned, a notary public in and for said State, personally appeared ___________ __________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            -------------------------
                                            Notary Public

COUNTY OF __________________ )
                             ss.:
STATE OF____________________ )


                  On this ___ day of October in the year 1999 before me, the undersigned, a notary public in and for said State, personally appeared ___________ __________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            -------------------------
                                            Notary Public

                                    EXHIBIT A
                                    ---------

                          LEGAL DESCRIPTION OF PROPERTY

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of West 15th Street and the westerly side of Eighth Avenue;

RUNNING THENCE westerly along the northerly side of West 15th Street, 800 feet to the easterly side of Ninth Avenue;

THENCE northerly along the easterly side of Ninth Avenue, 206 feet 6 inches to the southerly side of West 16th Street;

THENCE easterly along the southerly side of West 16th Street, 800 feet to the westerly side of Eighth Avenue; and

THENCE southerly along the westerly side of Eighth Avenue, 206 feet 6 inches to the northerly side of West 15th Street, the point of place of BEGINNING.

                                    EXHIBIT B
                                    ---------

                             SCHEDULE OF DEFINITIONS

                  "Lender" means 111 8th Funding Company, a Delaware corporation. All notices to Lender shall be sent to:

                           J.P. Morgan Investment Management Inc.
                           522 Fifth Avenue
                           New York, New York  10036
                           Attention:  Mr. __________
                           Facsimile:  (212) 837-____

                  and a copy to:

                           Stroock & Stroock & Lavan LLP
                           180 Maiden Lane
                           New York, New York 10038
                           Attention:  Brian Diamond, Esq.
                           Facsimile:  (212) 806-6006

                  "Assignment of Leases and Rents" means an Assignment of Leases and Rents, dated as of July 9, 1999, encumbering the Property, executed by Landlord, as assignor, to Lender, as assignee, as the same may be amended, modified or otherwise altered, securing repayment of the Loan evidenced by the Note and securing certain other obligations, recorded or to be recorded in the Office of the City Register for New York County (the "Register's Office").

                  "Mortgage" means a Mortgage and Security Agreement and Assignment of Leases and Rents, dated as of July 9, 1999, encumbering the Property, executed by Landlord, as Mortgagor, to Lender, as Mortgagee, as the same may be amended, modified, extended, consolidated, split or restated, securing repayment of the Loan evidenced by the Note and securing certain other obligations, recorded or to be recorded in the Register's Office.

                  "Landlord" means 111 Chelsea LLC, a Delaware limited liability company. All notices to Landlord shall be sent in accordance with the terms of the Lease.

                  "Leases" means, collectively, (i) that certain lease (the "Ninth Floor Lease"), dated as of October 1, 1999, between Landlord and Tenant, covering the Premises, and (ii) that certain Agreement of Lease, dated as of June 30, 1997, between Landlord's predecessor-in-interest, P.A. Building Company ("PA") as landlord, and Tenant's predecessor-in-interest, Barnes & Noble, Inc. ("B&N Inc."), as tenant, as amended by (i) letter agreement of even date therewith, between PA and B&N Inc., (ii) letter agreement, dated July 1, 1997, between PA and B&N Inc. (iii) Modification of Lease Agreement dated as of January 1998, between Landlord and B&N Inc. and (iv) Amendment of Lease dated as of September 1, 1998, between Landlord and B&N Inc., and as further amended by Assignment, Assumption and Consent Agreement and Amendment to Lease, dated as of October 1, 1999, among Landlord, B&N Inc. and Tenant (the "Assignment"), pursuant to which the tenant's interest in the Eleventh Floor Lease was assigned to Tenant (as so amended and assigned, the "Eleventh Floor Lease").

                  "Loan" means a first mortgage loan from Lender to Landlord in the original principal amount of $225,000,000.00, which Loan is evidenced by the Note and secured by the Mortgage and by the Assignment of Leases and Rents.

                  "Note" means that certain Note executed by Landlord in favor of Lender dated as of July 9, 1999 in the original principal amount of $225,000,000.00, as the same may be amended, modified, extended, consolidated, split or restated.

                  "Premises" means, collectively, (i) certain space (the "Ninth Floor Space") consisting of up to approximately 90,140 square feet on the ninth
(9th)) floor of the improvements which are located upon the Property, as more fully described in the Ninth Floor Lease, and (ii) certain space (the "Eleventh Floor Space") consisting of approximately 76,654 Rentable Square Feet on the eleventh (11th) floor of the improvements which are located upon the Property, as more fully described in the Eleventh Floor Lease.

                  "Property" means the real property commonly known as 111 Eighth Avenue, New York, New York 10011, and more particularly described in Exhibit A to the Agreement to which this Schedule is attached, together with the improvements thereon.

                  "Tenant" means barnesandnoble.com llc, a Delaware limited liability company. All notices to Tenant shall be sent in accordance with the terms of the Leases.

                                    EXHIBIT I
                                    ---------

                                   ROOF SPACE
                                   ----------

The roof plan which follows is intended solely to identify the general outlines of the Roof Space and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                [Diagram Exhibit]

                                    EXHIBIT J
                                    ---------

                                ARTICLE 29 SPACE
                                ----------------

The floor plan which follows is intended solely to identify the general outlines of the Article 29 Space and locations are approximate, and any physical conditions indicated may not exist as shown.

                                [Diagram Exhibit]

                                    EXHIBIT K
                                    ---------

                             SECTION 2.3 OCCUPANCIES
                             -----------------------

---------------------------------------------------------------------------------------------------------------------
SPACE AS          AREA (SEE
INDICATED         ATTACHED                              TERMINATION DATES  COMMENTS
IN LEASE          PLAN)          TENANT
---------------------------------------------------------------------------------------------------------------------
SPACE A           M              CBS                    9/30/99             An executed Termination Agreement gives
                  K                                                         Landlord a right to terminate the lease
                                                                            upon 30 days written notice to Tenant.
                                                                            Landlord delivered notice to the tenant on
                                                                            August 23, 1999, designating September 30,
                                                                            1999 as the termination date.
                 ----------------------------------------------------------------------------------------------------
                  L              Cowan & Tout           9/28/99            Landlord has the right to terminate the
                                                                           sublease on 60 days written notice.
                                                                           Landlord delivered notice to the tenant
                                                                           on July 30, 1999, designating September
                                                                           28, 1999 as the termination date.
---------------------------------------------------------------------------------------------------------------------
SPACE B           B              Frontier Global        12/31/99           Landlord has certain relocation rights
                                 Center                                    upon 60 days prior written notice to the
                                                                           tenant. Pursuant to a Termination
                                                                           Agreement, the tenant must surrender the
                                                                           space as of December 31, 1999 and relocate
                                                                           to the 2nd Floor.
                  ---------------------------------------------------------------------------------------------------
                  C              Vacant                 NA                 Currently vacant
                  ---------------------------------------------------------------------------------------------------
                  D              The Effects House      11/30/99           Lease expiration date
                  ---------------------------------------------------------------------------------------------------
                  E              Vacant                 NA                 Currently vacant
---------------------------------------------------------------------------------------------------------------------
SPACE C           J              CBS (Office Space)     5/31/00            Lease expiration date
---------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT L
                                    ---------

                            SECTION 30.2 OCCUPANCIES
                            ------------------------

-------------------------------------------------------------------------------------------------------
AREA (SEE                                         APPROXIMATE
ATTACHED PLAN)                                    RENTABLE SQUARE
                  TENANT                          FEET                  LEASE EXPIRATIONS
-------------------------------------------------------------------------------------------------------
       A          Cowan & Tout                          35,000          12/31/04
-------------------------------------------------------------------------------------------------------
       F          BT North America                      18,000          12/31/00
-------------------------------------------------------------------------------------------------------
       G          Knight Maintenance                     6,500          09/30/07
-------------------------------------------------------------------------------------------------------
       H          Urban Office Products                  4,500          12/31/00
-------------------------------------------------------------------------------------------------------
       I          Abel Bainson & Butz                    1,600          11/30/00
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT M
                                    ---------

                             [Intentionally Deleted]
                             -----------------------




                                     M-3-1

                                    EXHIBIT N
                                    ---------

                          EXISTING EMERGENCY STAIRWELL
                          ----------------------------

                                [Diagram Exhibit]

                                    EXHIBIT O
                                    ---------

                         FORM OF AGREEMENT AND GUARANTY
                         ------------------------------

                  AGREEMENT AND GUARANTY (this "Guaranty") made as of October ___, 1999, by BARNESANDNOBLE.COM inc., a Delaware corporation with its principal office at 122 Fifth Avenue, New York, New York 10011 ("Guarantor") to 111 EIGHTH AVENUE LLC ("Landlord"), a Delaware limited liability company with an office c/o Taconic Investment Partners LLC, 1500 Broadway, New York, New York 10036.

                              W I T N E S S E T H:

         WHEREAS:

                  A. Landlord has been requested by barnesandnoble.com llc, a Delaware limited liability company with its principal office at 111 Eighth Avenue, New York, New York 10011 ("Tenant"), to enter into an Agreement of Lease, dated as of the date hereof (the "Lease"), whereby Landlord would lease to Tenant, and Tenant would hire and rent from Landlord, a portion of the ninth
(9th) floor, as more particularly described in the Lease (the "Premises"), in the building known as 111 Eighth Avenue, New York, New York.

                  B. Guarantor owns, directly or indirectly, certain equity interests in Tenant, and will derive substantial benefit from the execution and delivery of the Lease.

                  C. Guarantor acknowledges that Landlord would not enter into the Lease unless this Guaranty accompanied the execution and delivery of the Lease.

                  NOW, THEREFORE, in consideration of the execution and delivery of the Lease and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by Guarantor:

                  1. DEFINITIONS. Defined terms used in this Guaranty and not otherwise defined have the meanings assigned to them in the Lease.

                  2.       COVENANTS OF GUARANTOR.

                  (a) Guarantor absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety: (i) the full and prompt payment of all Fixed Rent, Additional Rent and all other sums and charges payable by Tenant under the Lease, and (ii) the full and timely performance of all covenants, terms, conditions, obligations and agreements to be performed by Tenant under the Lease (all of the obligations described in clauses (i) and (ii), collectively, the "Obligations"). If an Event of Default shall occur under the Lease, Guarantor will, without notice or demand, promptly pay and perform all of the Obligations, and pay to Landlord when due all Fixed Rent and Additional Rent payable by Tenant under the Lease, together with all damages, costs and expenses to which Landlord is entitled pursuant to the Lease or under applicable Legal Requirements.

                  (b) Guarantor agrees with Landlord that (i) any action, suit or proceeding of any kind or nature whatsoever (an "Action") commenced by Landlord against Guarantor to collect Fixed Rent, Additional Rent and any other sums and charges due under the Lease for any month or months shall not prejudice in any way Landlord's rights to collect any such amounts due for any subsequent month or months throughout the Term in any subsequent Action, (ii) Landlord may, at its option, without prior notice or demand, join Guarantor in any Action against Tenant in connection with or based upon the Lease or any of the Obligations, (iii) Landlord may seek and obtain recovery against Guarantor in an Action against Tenant or in any independent Action against Guarantor without Landlord first asserting, prosecuting, or exhausting any remedy or claim against Tenant or against any security of Tenant held by Landlord under the Lease, and
(iv) Guarantor will be conclusively bound in any jurisdiction by a judgment in any Action by Landlord against Tenant, as if Guarantor were a party to such Action, even though Guarantor is not joined as a party in such Action.

                  3.       GUARANTOR'S OBLIGATIONS UNCONDITIONAL.

                  (a) This Guaranty is an absolute and unconditional guaranty of payment and of performance, and not of collection, and shall be enforceable against Guarantor without the necessity of the commencement by Landlord of any Action against Tenant, and without the necessity of any notice of nonpayment, nonperformance or nonobservance, or any notice of acceptance of this Guaranty, or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives in advance.

                  (b) If the Lease is renewed, or the Term extended, for any period beyond the Expiration Date, either pursuant to any option granted under the Lease or otherwise, or if Tenant holds over beyond the Expiration Date, the obligations of Guarantor hereunder shall extend and apply to the full and faithful performance and observance of all of the Obligations under the Lease during any renewal, extension or holdover period.

                  (c) This Guaranty is a continuing guarantee and will remain in full force and effect notwithstanding, and the liability of Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any modifications or amendments of the Lease, (ii) any releases or discharges of Tenant other than the full release and complete discharge of all of the Obligations, (iii) any extension of time that may be granted by Landlord to Tenant, (iv) any assignment or transfer of all of any part of Tenant's interest under the Lease, (v) any subletting of the Premises, (vi) any changed or different use of the Premises,
(vii) any other dealings or matters occurring between Landlord and Tenant,
(viii) the taking by Landlord of any additional guarantees from other persons or entities, (ix) the releasing by Landlord of any other guarantor, (x) Landlord's release of any security provided under the Lease, or (xi) Landlord's failure to perfect any landlord's lien or other security interest available under applicable Legal Requirements. Guarantor hereby consents, prospectively, to Landlord's taking or entering into any or all of the foregoing actions.

                  4.       WAIVERS OF GUARANTOR.

                  (a) Guarantor waives (i) notice of acceptance of this Guaranty, (ii) notice of any actions taken by Landlord or Tenant under the Lease or any other agreement or instrument relating thereto, (iii) notice of any and all defaults by Tenant in the payment of Fixed Rent, Additional Rent or other charges, or of any other defaults by Tenant under the Lease, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving Guarantor of its obligations hereunder, and (v) any requirement that Landlord protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against Tenant or any other Person or any collateral.

                  (b) Guarantor waives trial by jury of any and all issues arising in any Action upon, under or in connection with this Guaranty, the Lease, the Obligations, and any and all negotiations or agreements in connection therewith.

                  5. SUBROGATION. Guarantor waives and disclaims any claim or right against Tenant by way of subrogation or otherwise in respect of any payment that Guarantor may be required to make hereunder, to the extent that such claim or right would cause Guarantor to be a "creditor" of Tenant for purposes of the United States Bankruptcy Code (11 U.S.C. ss.101 et seq., as amended), or any other Federal, state or other bankruptcy, insolvency, receivership or similar Legal Requirement. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid and performed in full, Guarantor shall hold such amount in trust for Landlord and shall pay such amount to Landlord immediately following receipt by Guarantor, to be applied against the Obligations, whether matured or unmatured, in such order as Landlord may determine. Guarantor hereby subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

                  6. REPRESENTATIONS AND WARRANTIES OF GUARANTOR. Guarantor represents and warrants that:

                  (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business in each jurisdiction where the conduct of its business requires such qualification and has full requisite corporate power and authority to enter into and perform its obligations under this Guaranty.

                  (b) The execution, delivery and performance by Guarantor of this Guaranty does not and will not (i) contravene applicable Legal Requirements or any contractual restriction binding on or affecting Guarantor or any of its properties, or (ii) result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.

                  (d) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

                  (e) There is no action, suit or proceeding pending or threatened against or otherwise affecting Guarantor before any court or other Governmental Authority or any arbitrator which may adversely affect Guarantor's ability to perform its obligations under this Guaranty.

                  (f) Guarantor owns, directly or indirectly, approximately 17.86% of the issued and outstanding equity interests of Tenant.

                  (g) Guarantor has reviewed and acknowledges having notice of all the provisions of the Lease and each of the documents, agreements and instruments executed and delivered in connection with the Lease.

                  (h) The financial statements and accompanying letters and documents of Guarantor, if any, made available to Landlord in connection with the Lease (collectively, the "Financial Statements") are true, complete and correct in all respects, and fairly present the net worth of Guarantor as of the date thereof, and, since the date of such Financial Statements, there has been no material adverse change in Guarantor's net worth.

                  7. NOTICES. All consents, notices, demands, requests, approvals or other communications given under this Guaranty shall be given as provided the Lease, as follows:

                  (a) if to Guarantor at Guarantor's address set forth on the first page of this Guaranty, Attention: Marie J. Toulantis; and

                  (b) if to Landlord, as follows: 111 Eighth Avenue LLC, c/o Taconic Investment Partners LLC, 1500 Broadway, New York, New York 10036, Attention: Mr. Paul Pariser, with a copy to: Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, Attention:
         Robert S. Nash, Esq.; or

to such other addresses as either Landlord or Guarantor may designate by notice given to the other in accordance with the provisions of this Section 7.

                  8.       CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.

                  (a) Guarantor hereby irrevocably (i) submits to the jurisdiction of any New York State or Federal court sitting in New York City in any Action arising out of or relating to this Guaranty, and (ii) agrees that all claims in respect of such Action may be heard and determined in such New York State or Federal court. Such service may be made by mailing or delivering a copy of such process to Guarantor in care of the Process Agent at the Process Agent's address, and Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, Guarantor also irrevocably consents to the service of any and all process in any such Action by the mailing of copies of such process to Guarantor at its address specified in Section 7 hereof. Guarantor agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted under Legal Requirements.

                  (b) Guarantor irrevocably waives, to the fullest extent permitted by Legal Requirements, and agrees not to assert, by way of motion, as a defense or otherwise (i) any objection which it may have or may hereafter have to the laying of the venue of any such Action brought any of the courts described in Section 8(a), (ii) any claim that any such Action brought in any such court has been brought in an inconvenient forum, or (iii) any claim that Guarantor is not personally subject to the jurisdiction of any such courts. Guarantor agrees that final judgment in any such Action brought in any such court shall be conclusive and binding upon Guarantor and may be enforced by Landlord in the courts of any state, in any federal court, and in any other courts having jurisdiction over Guarantor or any of its property, and Guarantor agrees not to assert any defense, counterclaim or right of set-off in any Action brought by Landlord to enforce such judgment.

                  (c) Nothing in this Section 8 shall limit or affect Landlord's right to (i) serve legal process in any other manner permitted by Legal Requirements, or (ii) bring any Action against Guarantor or its property in the courts of any other jurisdictions.

                  (d) Guarantor hereby irrevocably waives, with respect to itself and its property, any diplomatic or sovereign immunity of any kind or nature, and any immunity from the jurisdiction of any court or from any legal process, to which Guarantor may be entitled, and agrees not to assert any claims of any such immunities in any Action brought by Landlord under or in connection with this Guaranty. Guarantor acknowledges that the making of such waivers, and Landlord's reliance on the enforceability thereof, is a material inducement to Landlord to enter into the Lease.

                  (e) Guarantor agrees to execute, deliver and file all such further instruments as may be necessary under the laws of the State of New York, in order to make effective (i) the appointment of the Process Agent, (ii) the consent by Guarantor to jurisdiction of the state courts of New York and the federal courts sitting in New York, and (iii) all of the other provisions of this Section 8.

                  9.       MISCELLANEOUS.

                  (a) The provisions, covenants and guaranties of this Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns, and shall not be deemed waived or modified unless such waiver or modification is specifically set forth in writing, executed by Landlord or its successors and assigns, and delivered to Guarantor.

                  (b) Whenever the words "include", "includes", or "including" are used in this Guaranty, they shall be deemed to be followed by the words "without limitation", and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Guaranty shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question.

                  (c) The provisions of this Guaranty shall be governed by and interpreted solely in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

                  IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of October ___, 1999.

                           GUARANTOR:

                           BARNESANDNOBLE.COM INC.

                           By:__________________________________
                               Name:
                               Title:

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

                  On the ___ day of October, 199__, before me, the undersigned, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.


                                    ------------------------------------
                                    Notary Public

(Affix Notarial Stamp)

                                    EXHIBIT P
                                    ---------

                       Floor Plan of the Remaining B Space
                       -----------------------------------

The floor plan which follows is intended solely to identify the general outline of the Remaining B Space, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                [Diagram Exhibit]

                                   EXHIBIT P-1
                                   -----------

                 Lease Modifications regarding Remaining B Space
                 -----------------------------------------------

         If, as and when Tenant shall terminate the Lease with respect to Space B and Space C pursuant to the provisions of Section 2.3(c), this Lease shall be deemed amended as set forth in Section 2.3(c) and as follows:

                  The Definitions of "Premises" and "Premises Area" shall be deemed deleted and replaced with the following:

                 Premises:        Space A

                 Premises Area:   48,560 Rentable Square Feet, as such Premises
                                  Area may be increased or decreased from time to time pursuant to this Lease.

                  Section 1.1(a) shall be deemed deleted and replaced with the following:

                  (a) For the portion of the Term commencing on the Space A Delivery Date and ending on the Expiration Date, Tenant shall pay Fixed Rent for Space A as follows:

                           (i) One Million Four Hundred Fifty Six Thousand Eight Hundred and 00/100 Dollars ($1,456,800.00) per annum ($121,400.00 per month) for the period commencing on the Space A Delivery Date and ending one day prior to the fifth (5th) anniversary of the Space A Delivery Date;

                           (ii) One Million Six Hundred Two Thousand Four Hundred Eighty and 00/100 Dollars ($1,602,480.00) per annum ($133,540.00 per month) for the period commencing on the fifth (5th) anniversary of the Space A Delivery Date and ending one day prior to the tenth (10th) anniversary of the Space A Delivery Date; and

                           (iii) One Million Seven Hundred Forty Eight Thousand One Hundred Sixty and 00/100 Dollars ($1,748,160.00) per annum ($145,680.00 per month) for the period commencing on the tenth (10th) anniversary of the Space A Delivery Date and ending on the Expiration Date.

                  Section 1.1(b) and Section 1.1(c) shall be deemed deleted and of no further force and effect.

                  Section 6.1(b) shall be deemed deleted and replaced with the following:

                  (b)      "Tenant's Share" means Two and 111/1000ths percent
          (2.111%).

                  Section 6.4(a) shall be deemed deleted and replaced with the following:

                  Section 6.4 (a) If the Labor Rates in effect for any Comparison Year (any part or all of which falls within the Term) shall be greater than the Base Labor Rates, then Tenant shall pay, as Additional Rent for such Comparison Year and continuing thereafter until a new Landlord's Statement is rendered to Tenant, an amount ("Tenant's Labor Rate Payment") equal to (i) the number of cents (inclusive of any fractions of a cent) by which the Labor Rates in effect for such Comparison Year exceed the Base Labor Rates, multiplied by (ii) (X) 46,053 (from and after the Space A Delivery Date, less the Remaining B Space), plus (Y) 2,507 (from and after the date of delivery of the Remaining B Space).

                  Section 9.2(a) shall be amended as follows: "1400 amperes" shall be deemed deleted and replaced with "732 amperes".

                  Section 31.1(a) shall be deemed deleted and replaced with the following:

                  Section 31.1 (a) Landlord shall contribute toward the actual cost of the Initial Alterations (including carpeting, wall covering, telephone and computer installations and wiring, and "soft costs" incurred in connection with such alterations, including architectural, consulting, engineering and legal fees, provided that such "soft costs" shall not exceed ten percent (10%) of Landlord's Contribution) an amount ("Landlord's Contribution") equal to the lesser of (a) Nine Hundred Seventy One Thousand Two Hundred and 00/100 Dollars ($971,200.00), or (b) the aggregate amount of all costs and expenses actually incurred by Tenant in connection with the Initial Alterations; provided, however, that this Lease shall be in full force and effect and no Event of Default shall have occurred and be continuing hereunder, and provided, further, that Landlord's Contribution shall be payable in stages commencing on the Delivery Date with respect to each Space, in the following maximum amounts:

                           (i) with respect to Space A, less the Remaining B Space, Nine Hundred Twenty One Thousand Sixty and 00/100 Dollars ($921,060); and

                           (ii) with respect to the Remaining B Space, Fifty Thousand One Hundred Forty and 00/100 Dollars ($50,140.00).

                  Section 31.1(c) shall be amended as follows: "$1,817,800" shall be deemed deleted and replaced with "$971,200".


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

                                    EXHIBIT Q
                                    ---------

                                Louver Locations
                                ----------------

The floor plan which follows is intended solely to identify the locations in which Tenant may install certain louvers as part of Tenant's Initial Alterations, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                [Diagram Exhibit]

                                    EXHIBIT R
                                    ---------

                              Center Shaft Location
                              ---------------------

The floor plan which follows is intended solely to identify the location of the "Center Shaft" for purposes of Sections 9.7(a) and 9.8, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                [Diagram Exhibit]







                                      R-1